UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     INVESTMENT COMPANY ACT FILE NUMBER 811-4401

                            NORTH TRACK FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                              MILWAUKEE, WI 53202
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)--(ZIP CODE)

                          DAVID G. STOEFFEL, PRESIDENT
                            NORTH TRACK FUNDS, INC.
                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                                  VINITA PAUL
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 978-6400

                   DATE OF FISCAL YEAR END:  OCTOBER 31, 2005

                   DATE OF REPORTING PERIOD:  APRIL 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT
TO SHAREHOLDERS
(UNAUDITED)
April 30, 2005

EQUITY FUNDS
>  S&P 100 INDEX FUND
>  PSE TECH 100 INDEX FUND
>  DOW JONES EQUITY INCOME 100 PLUS FUND
>  DOW JONES U.S. HEALTH CARE 100 PLUS FUND
>  DOW JONES U.S. FINANCIAL 100 PLUS FUND
>  STRATEGIC ALLOCATION FUND (STRATA)
>  GENEVA GROWTH FUND

BOND FUNDS
>  WISCONSIN TAX-EXEMPT FUND

PERFORMANCE SUMMARY (Data as of April 30, 2005)

                                              TOTAL RETURNS AT NAV                            TOTAL RETURNS WITH SALES CHARGE*<F1>
                                              ---------------------------------------------   ------------------------------------
                                              10 YEAR/                             CALENDAR   10 YEAR/
                          TICKER   INCEPTION  INCEPTION  5 YEAR   3 YEAR   1 YEAR  YTD        INCEPTION   5 YEAR   3 YEAR  1 YEAR
                          ------   ---------  ---------  ------   ------   ------  --------   ---------   ------   ------  ------
EQUITY INDEX FUNDS
------------------

S&P 100 INDEX (A)         PPSPX    12/20/85    8.86%**   -6.32%   2.00%    3.04%    -3.65%     8.28%**     -7.32%   0.18%  -2.37%
                                                   <F2>                                            <F2>
S&P 100 INDEX (B)         PSUBX    7/27/98    -0.47%     -7.02%   1.23%    2.27%    -3.91%    -0.47%       -7.39%  -0.09%  -2.73%
S&P 100 INDEX (C)         SPPCX    5/8/00     -6.58%      -       1.25%    2.27%    -3.92%    -6.58%        -       1.25%   1.27%
PSE TECH 100 INDEX (A)    PPTIX    6/10/96    13.17%     -9.14%   4.22%    1.55%   -10.20%    12.49%      -10.12%   2.36%  -3.78%
PSE TECH 100 INDEX (B)    PSEBX    7/27/98     9.03%     -9.81%   3.46%    0.84%   -10.38%     9.03%      -10.10%   2.20%  -4.16%
PSE TECH 100 INDEX (C)    PTICX    5/8/00     -8.99%      -       3.46%    0.82%   -10.37%    -8.99%        -       3.46%  -0.18%
DJ EQUITY INCOME 100 (A)  NJPAX    4/1/05     -3.00%      -       -        -         -        -8.09%        -       -       -
DJ EQUITY INCOME 100 (B)  NJPBX    4/1/05     -3.10%      -       -        -         -        -7.95%        -       -       -
DJ EQUITY INCOME 100 (C)  NJPCX    4/1/05     -3.10%      -       -        -         -        -3.10%        -       -       -
DJ US HEALTH CARE (A)     NDJAX    4/17/01     3.34%      -       5.48%    4.98%     2.91%     1.97%        -       3.60%  -0.53%
DJ US HEALTH CARE (B)     NDJBX    4/17/01     2.59%      -       4.70%    4.14%     2.62%     2.13%        -       3.47%  -0.86%
DJ US HEALTH CARE (C)     NDJCX    4/17/01     2.61%      -       4.73%    4.13%     2.61%     2.61%        -       4.73%   3.13%
DJ US FINANCIAL (A)       NDUAX    4/17/01     4.01%      -       4.46%    4.21%    -6.39%     2.63%        -       2.59%  -1.27%
DJ US FINANCIAL (B)       NDUBX    4/17/01     3.23%      -       3.69%    3.44%    -6.66%     2.78%        -       2.43%  -1.56%
DJ US FINANCIAL (C)       NDUCX    4/17/01     3.25%      -       3.70%    3.50%    -6.52%     3.25%        -       3.70%   2.50%

ASSET ALLOCATION FUND
---------------------

STRATEGIC ALLOCATION (A)  NTSAX    12/10/03    5.13%      -       -        3.18%    -4.71%     1.13%        -       -      -2.24%
STRATEGIC ALLOCATION (B)  NTSBX    12/10/03    4.28%      -       -        2.32%    -4.93%     1.44%        -       -      -2.68%
STRATEGIC ALLOCATION (C)  NTSCX    12/10/03    4.35%      -       -        2.41%    -4.93%     3.65%        -       -       1.41%

EQUITY FUND
-----------

GENEVA GROWTH (A)         PNMAX    1/4/99      6.20%      5.38%   5.70%    9.59%    -4.38%     5.30%        4.25%   3.81%   3.83%
GENEVA GROWTH (B)         PNMBX    1/4/99      5.45%      4.59%   4.90%    8.79%    -4.57%     5.45%        4.25%   3.67%   3.79%
GENEVA GROWTH (C)         MGPCX    5/8/00      5.52%      -       4.90%    8.76%    -4.65%     5.51%        -       4.90%   7.76%

FIXED-INCOME FUNDS
------------------

WISCONSIN TAX-EXEMPT (A)  PWTEX    6/13/94     5.39%**    6.24%   5.26%    5.34%     1.15%     5.02%**      5.48%   4.01%   1.65%
                                                   <F2>                                            <F2>
WISCONSIN TAX-EXEMPT (B)  WTEBX    1/6/03      3.50%      -       -        4.60%     0.92%     1.83%        -       -      -0.40%
WISCONSIN TAX-EXEMPT (C)  WTECX    1/6/03      3.50%      -       -        4.70%     1.02%     3.50%        -       -       3.70%

PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURNS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS FOR EACH OF THE FUNDS.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THIS MATERIAL MAY NOT BE USED IN CONJUNCTION WITH THE OFFERING OF SECURITIES UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PROSPECTIVE PURCHASERS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANY CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

Income from the WisconsinTax-Exempt Fund may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issues by larger companies. Investments in a single industry may involve greater risks and price volatility.

B.C. Ziegler and Company distributor. Member NASD/SIPC.

*<F1> The Class A shares of all of the Funds except the Wisconsin Tax-Exempt Fund have a maximum sales charge of 5.25%. Class B shares of all of the Funds are subject to a Contingent Deferred Sales Charge (CDSC). The Class A shares of the Wisconsin Tax-Exempt Fund have a maximum sales charge of 3.50%. The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares of all of the Funds are subject to a 1.00%
        CDSC   if redeemed within 18 months. Class C shares do not convert to other share classes.
**<F2> Performance is for the 10-year period and not from the fund's inception date.

In the past, the Advisor reimbursed a portion of the advisory fees for the S&P 100 Index, Geneva Growth, PSE Tech 100 Index and Wisconsin Tax-Exempt Funds. Without such reimbursement, total returns would have been less. The Advisor has contractually agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2006, so that total expenses will not exceed 1.35% on Class A shares, 2.10% on Class B and C shares, and 1.85% on Class R shares. The Advisor has contractually agreed to reimburse the Dow Jones Equity Income 100 Plus Fund through February 2006, so that total expenses will not exceed 1.15% on Class A shares, 1.90% on Class B and C shares, and 1.65% on Class R shares.

As of March 21, 2005, all of the Funds, with the exception of the Wisconsin Tax-Exempt Fund, began selling Class R shares; however, as of April 30, 2005, no Class R shares were sold. Therefore, no performance information for Class R shares has been included.

Not a Deposit        Not FDIC Insured        Not Guaranteed by the Bank
May Lose Value       Not Insured by any Federal Government Agency

                            NORTH TRACK FUNDS, INC.

                         SUPPLEMENT DATED JUNE 21, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005

MAXIMUM INVESTMENT LIMITATION FOR PURCHASES OF CLASS B SHARES
-------------------------------------------------------------

  Commencing August 1, 2005, North Track will impose a $50,000 limit on each purchase of Class B shares of any of the Funds. Purchase orders in excess of this amount will not be accepted. Persons looking to invest more than $50,000 are encouraged to consider acquiring Class A or Class C shares as an alternative. Please read the Prospectus for more information.

                         SUPPLEMENT DATED JUNE 1, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005

REORGANIZATION OF THE INVESTMENT ADVISER
----------------------------------------

  On June 1, 2005, B.C. Ziegler and Company, investment adviser to each of the mutual fund series (the "Funds") of North Track Funds, Inc. ("North Track"), transferred its asset management and investment advisory business, including its rights and obligations under its investment advisory agreements with the Funds, to Ziegler Capital Management, LLC, a Wisconsin limited liability company. The Board of Directors of North Track has approved the transfer of the Funds' advisory agreements. Ziegler Capital Management, LLC thus replaces B.C. Ziegler and Company as investment adviser to the Funds. Ziegler Capital Management, LLC, like B.C. Ziegler and Company, is wholly owned by The Ziegler Companies, Inc. and is located at 250 East Wisconsin Avenue, Milwaukee, Wisconsin. The transaction did not result in any change of actual control or management of the adviser and will not change the nature of investment advisory services provided to the Funds or the portfolio managers of the Funds.

                          SUPPLEMENT DATED MAY 2, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005

COMPLETION OF REORGANIZATIONS OF NORTH TRACK GOVERNMENT AND TAX-EXEMPT FUNDS
----------------------------------------------------------------------------

  Following the close of business on April 29, 2005, the reorganizations of the North Track Government Fund and the North Track Tax-Exempt Fund were completed. As a result of the transactions, the assets of the North Track Government and Tax-Exempt Funds were transferred to Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, and the shareholders of the North Track Government and Tax-Exempt Funds have received Class A shares of Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, in exchange for their North Track Government and Tax-Exempt Fund shares. The North Track Government and Tax-Exempt Funds have been liquidated and are no longer series of North Track Funds, Inc.

                                    CONTENTS

           President's Letter                               3
           Charts and Manager Commentaries                  4
           Schedules of Investments                        14
           Statements of Assets and Liabilities            46
           Statements of Operations                        50
           Statements of Changes in Net Assets             52
           Financial Highlights                            56
           Notes to Financial Statements                   72
           Expense Information                             84

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semiannual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analysis or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2005

                                                                   June 15, 2005

DEAR SHAREHOLDER:

I am pleased to provide you with the Semiannual Report for North Track Funds for the six months ended April 30, 2005.

This report includes comparative performance information, portfolio and market commentary, schedules of investments and financial statements and highlights. I hope you take a few minutes to review this information and find it useful in monitoring your investment.

We are pleased to announce the launch of the North Track Dow Jones Equity Income 100 Plus Fund on April 1, 2005. We worked with Dow Jones and Company to develop a broadly diversified income generating portfolio that could benefit from the favorable tax treatment afforded qualifying dividends and the potential for stock appreciation. As is the case with our other Funds, the Dow Jones Equity Income 100 Plus Fund is available in various share classes. More information can be obtained through your investment consultant or by calling North Track Funds for a Prospectus at 1-800-826-4600.

We are also pleased about the milestone recently achieved by the North Track Geneva Growth Fund. Assets in the Fund, which currently holds an overall 5-star ranking by Morningstar*<F3>, topped $100 Million this month.

On the operational front, we have plans to incorporate voice response into our phone system to make access to price and balance information available around the clock. We encourage you to visit our website at www.northtrackfunds.com for
                                                     -----------------------
current market commentary and more information about our Fund Family.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the Funds, the investor should obtain a prospectus, which includes a discussion of each Fund's investment objective and all sales charges and expenses of the relevant Fund(s). A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These Funds are not sponsored, endorsed, sold or promoted by these organizations, and these organizations make no representation regarding the advisability of investing in the Funds. B.C. Ziegler and Company distributor. Member SIPC.

*<F3> Overall rating out of 643 Mid-Cap Growth funds as of April 30, 2005. The North Track Geneva Growth Fund (Class A Shares) received 4-stars for the 3-year period ending April 30, 2005 out of 643 funds and 5-stars for the 5-year period ending April 30, 2005 out of 449 funds.

S&P 100 INDEX FUND

  The North Track S&P 100 Index Fund is a diversified large-cap portfolio constructed to parallel the composition of the S&P 100 Index. The Fund's total return for Class A Shares was 2.71% (at NAV) for the six months ended April 30, 2005, compared to 3.29% for the S&P 100 Index and 3.26% for the S&P 500 Index. The deviation in return, versus the S&P 100 Index benchmark, was due to the Fund's expenses.

  The Fund began its fiscal year supported by a positive broad-based equity market rally, produced in part by the resolution of the national elections. However, equity market performance deteriorated over the first four months of calendar 2005. Disappointing economic news and rising commodity prices found some market pundits eliciting warnings of economic "stagflation;" a scenario where high inflation and high unemployment (stagnation) occurs simultaneously.

  The Fund's entire portfolio is comprised of large-cap stocks, which had trailed the performance of smaller-cap issues since 1999, a trend which reversed during the first four months of 2005, when the S&P 100 Index outperformed the small and mid-cap indexes. Stocks of small and mid-cap companies typically outperform larger companies' stocks in the early stages of economic recovery, and it is generally in the later phase of an economic revival, when interest rates begin increasing and growth slows, that large-cap stocks out-perform smaller issues. We anticipate that larger companies will continue their relative out-performance in conjunction with the current economic cycle's maturation as such an occurrence would be consistent with the events of past cycles.

  The energy sector, which comprised 7.9% of the Fund's portfolio at its fiscal mid-year, was one of the better performing sectors for the six-month period, as these stocks benefited from rising oil prices. The six stocks in that sector averaged increases of 15.35% for the period and were primarily led by natural gas provider Williams Companies, which increased 36.83%.

  Consumer staples comprised 13.7% of the Fund's holdings at fiscal mid-year, and the stocks in this sector also experienced good relative strength, averaging 8.02% of return for the six-month period. The Fund's 2.8% holding in retailing giant Walmart fell 12.18%. However, Walmart's weakness was offset by a 2.3% investment in Altria which increased 37.23% over the comparable period.

  Financial stocks represent the largest sector exposure within the Fund, comprising 19.7% of its assets at fiscal mid-year. The 13 stocks in that sector produced returns that averaged 4.94% over the first six months of the fiscal year, but individual performance varied. The world's largest insurer, American International Group fell 15.96%, while Hartford Financial Services Group increased 24.81%.

  The health care sector accounted for 12.6% of the Fund portfolio at mid-fiscal year and the 10 stocks in that sector averaged a return of 15.39% for the six-month period. Results for the sector were generally positive, led by health care facilities provider HCA, Inc., which rose 52.88%.

  Consumer discretionary stocks make up 8.2% of Fund's holdings and averaged gains of 3.05% for the period. The sector's performance was mitigated by the performance of the automobile manufacturers Ford and General Motors, which were both down in excess of 28% over the six-month period.

  The Fund's current forward price to earnings ratio is a reasonable 15.6X and remains near the lower end of its 10-year average range. Given the maturing nature of the current economic cycle and the propensity for large companies to outperform smaller issues in low-growth economic environments, we believe that the Fund's prospects for relative performance against other market sectors characterized by smaller market capitalization are improving. The Fund's holdings include America's largest and best capitalized companies with the financial strength to weather periods of economic adversity and the wherewithal to extend their leadership positions as the economic recovery lengthens. In our opinion, the North Track S&P 100 Index Fund is an excellent choice for investors seeking large-cap, blue-chip equity exposure.

 TOP MARKET SECTORS AS OF APRIL 30, 2005 AS A PERCENT OF NET ASSETS (UNAUDITED)

          Financial Services                                     19.7%
          Information Technology                                 16.4%
          Consumer Staples                                       13.7%
          Industrials                                            12.8%
          Health Care                                            12.6%
          Consumer Discretionary                                  8.2%
          Energy                                                  7.9%
          All Other*<F4>                                          8.7%

*<F4> Includes short-term investments and net other assets, less collateral held for securities on loan.

PSE TECH 100 INDEX FUND

  The technology sector produced strong performance at the end of calendar
2004, but with the exception of an unconvincing rally in February, monthly returns fell throughout the beginning of 2005, as investors grew nervous about future prospects for equities. The North Track PSE Tech 100 Index Fund's Class A Shares (at NAV) fell 1.88% over the six months ending April 30, 2005, while the PSE Tech 100 Index, to which the Fund is benchmarked, declined 1.38% over the same period. The .50% difference in performance is due to the Fund's expenses. The Fund underperformed the broad market for the six-month period, as represented by the S&P 500 Index, which returned 3.26%.

  Technology stocks are generally cyclical performers, and investors began selling the sector as they became skittish over fears of rising interest rates and the threat of curtailed capital spending that is often associated with rate hikes. This effect was most concentrated in the semiconductor and semiconductor equipment manufacturers, which represented 15.6% of the Fund's holdings at April 30, 2005. The 19 different companies representing the semiconductor and semiconductor equipment manufacturing industry for the Fund, experienced negative returns that detracted 3.42% from the Fund's total performance. Standard Microsystems, which saw its stock decline 42.43% over the six-month period, is a worldwide supplier of semiconductor systems solutions for high-speed communication and computing. Teradyne, which experienced a 35.40% decline in its stock, is a supplier of automatic test equipment and interconnection systems. Both companies' stocks fell when they issued earnings results that fell short of investors' expectations.

  The Fund is well diversified, with biotechnology and health care equipment combining to form 22.2% of the Fund's holdings. These two industries performed exceptionally well for the six-month period, with the seven biotech stocks averaging returns of 13.37% and the six health care equipment holdings averaging returns of 12.39%.

  Software and services, which includes internet software and services, IT services, and software, is the Fund's largest industry group exposure, holding 28 stocks that comprise 29.35% of the Fund's total assets. Performance across the group varied widely, with the holdings averaging losses of 8.49%. Sungard Data Systems, a provider of software and processing solutions for financial services, was up 25.99% during the six-month period, on news that the company was available for purchase. Conversely, Unisys Corp. fell 43.52% over the period after communicating a weak sales outlook to investors.

  Communications Equipment represented 8.6% of the Fund's holdings at the end of this six-month period, and the 15 stocks in this sector produced an average loss of 14.44%. The sector's poor performance was led by the Fund's 0.55% weighting in Alcatel-ADR, the world's largest producer of broadband internet equipment, which fell 30.76% on disappointing earnings results that were attributed to an increase in competition against its product lines.

  An improving economy, accompanied with strengthening revenue growth, are providing the favorable conditions that have traditionally supported the technology sector. Corporate spending, particularly for technology-related projects, has been accelerating to help companies maintain productivity. We foresee this trend continuing in the near future, barring some unforeseen calamity. However, investors have been hesitant to accept the strength of the economic recovery and have driven the prices of many of these companies down. The earnings prospects for many of the companies in this Fund remain positive at this juncture of the current economic cycle and their equities represent reasonable valuation levels.

  The PSE 100 Index Fund provides investors with an excellent vehicle for attaining exposure to the technology industry, but even more importantly, the Fund's broad diversification across the major technology sectors offers investors a valuable tool to help manage risk during difficult market environments. In our view, the North Track PSE 100 Index Fund remains an excellent way to add technology exposure to a well-diversified portfolio.

   TOP TECHNOLOGY SUBSECTORS AS OF APRIL 30, 2005 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

          Software                                               17.8%
          Semiconductors                                         15.6%
          Biotechnology                                          12.6%
          Computers & Peripherals                                11.6%
          Health Care Equipment                                   9.6%
          IT Services                                             9.5%
          Communications Equipment                                8.6%
          All Other*<F5>                                         14.7%

*<F5> Includes short-term investments and net other assets, less collateral held for securities on loan.

DOW JONES EQUITY INCOME 100 PLUS FUND

  The North Track Dow Jones Equity Income 100 Plus Fund invests in a portfolio of dividend paying stocks that is diversified across all ten sectors of the broad equity market. Empirical research has shown that dividend payments have historically represented a large portion of the real return on equity securities. The primary objectives of the Fund center upon providing adequate diversification across equity market sectors, while offering above-average (equity) market yields.

  The Fund's total return for Class A Shares was negative 3.00% (at NAV) from the Fund's inception date of April 1, 2005 through April 30, 2005, while the Dow Jones Equity Income 100 Index, to which the Fund is benchmarked, fell 1.78% during the month of April. By comparison, the S&P 500 Index, a representative of the broad equity market, declined 1.26% and the Russell 3000 Value Index dropped 1.72% over the same period.

  The Fund commenced operations on April 1, 2005, and because of timing issues surrounding the cash flows relative to the equity market's performance, it experienced a rather significant performance shortfall in its first week of existence. The Fund may incur performance shortfalls against its benchmark Index, due to the Fund's expenses and potential underperformance of the Fund's enhancement strategy. However, the magnitude of the shortfall realized at the Fund's inception is considered to be an aberration that is not expected to recur as the cash flows into the Fund will become a less significant portion of the Fund's assets.

  The methodology of the Index's construction produced an allocation to financial sector stocks of 25.8% at April 30, 2005, while the Fund itself held 24.8% of its assets in the sector as a result of its enhancement strategy. Financial services represented the Fund's largest exposure to any individual sector. The 27 stocks in the sector produced returns that averaged 4.28% in April and contributed 1.10% of the Index's total return. The Fund's second largest sector exposure was through its 11.9% holding in the industrials sector. This sector experienced difficulty with its 13 stocks, which averaged a 5.52% decrease and reduced the total Fund's return by 0.79% in April.

  The Dow Jones Equity Income 100 Plus Fund is designed to capitalize upon the favorable yield characteristics of dividend producing equities. Many equity-dividend products seek to maximize their portfolio's yield with the consequence that a large proportion, if not all, of the high yielding stocks are attained through concentrated exposure to the utilities and financial sectors, and the portfolios may be exposed to the cyclical risk associated with these sectors. The Fund's strategy offers a diversified investment approach that produces a portfolio of "core" equity holdings that are able to participate in broad market growth. We view the North Track Dow Jones Equity Income 100 Plus Fund as an excellent investment vehicle for investors wishing to participate in equity market growth, but seek income producing assets.

  TOP EQUITY INCOME SUBSECTORS AS OF APRIL 30, 2005 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

          Financial Services                                     24.8%
          Industrials                                            11.9%
          Health Care                                            10.6%
          Consumer Discretionary                                  9.8%
          Energy                                                  8.9%
          Consumer Staples                                        7.7%
          Information Technology                                  6.5%
          All Other*<F6>                                         19.8%

*<F6> Includes short-term investments and net other assets, less collateral held for securities on loan.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  Dow Jones U.S. Health Care 100 Plus Fund's Class A Shares returned 12.25% (at
NAV) for the six months ending April 30, 2005, outperforming the broad equity market, as represented by the S&P 500 Index, which returned 3.26% during the same period. The Fund is benchmarked to the Dow Jones U.S. Health Care 100 Index, which increased 12.89% over the first half of the fiscal year. The 0.65% deviation in the Fund's return relative to its benchmark is attributable to the Fund's operating expenses, which were somewhat mitigated by a return-enhancement strategy that added 0.15% to the Fund's total return.

  The Fund is managed to closely reflect its benchmark, the Dow Jones U.S. Health Care 100 Index, with modest over or under-weighting of the Index constituents. Deviance from benchmark weighting is the result of a performance enhancement strategy. The enhancement strategy is based upon anomalies identified in the field of behavioral finance that seek to exploit certain biases in investors' activities regarding equity markets. The strategy employed by the North Track Dow Jones U.S. Health Care 100 Plus Fund is designed to identify and over-weight stocks that represent superior value and have been neglected by investors. Another aspect of the strategy seeks to lower the portfolio's exposure to stocks that have had their prices bid up by investors to levels that are not sustainable by the company's earnings. In addition, the portfolio may purchase health care stocks from outside the Dow Jones U.S. Health Care 100 Index on a limited basis.

  Pharmaceuticals represent 44.5% of the Fund's holdings at fiscal mid-year and the 20 stocks in that industry averaged a return of 9.47%. The best performance in the pharmaceutical group was registered by Barr Pharmaceuticals, which advanced 37.74% after reporting widening margins and stronger earnings. In contrast, Medicis Pharmaceuticals decreased 30.78% over the six-month period. The Fund held 9.59% of its net assets in pharmaceutical giant Johnson & Johnson, which increased 18.63% during the first half of the Fund's fiscal year, providing 1.55% of positive contribution to the Fund's total performance.

  Health care providers and services stocks comprise 21.5% of the total Fund's assets, its second largest industry sector. All of the stocks in this group produced positive returns for the six-month period, contributing 6.88% to the Fund's total return. Health care equipment is the Fund's third largest sub-industry, comprising 20.0% of the Fund, and the 28 stocks in the industry category averaged returns of 10.4% for the six-month period ended April 30, 2005. The best performing stock in the group was Gen-probe Inc., a developer and manufacturer of diagnostic products whose stock increased 43.4% over the six-month interval, while Cytec Corporation, a producer of medical diagnostic products for women, fell 18.32% over the comparable six-month span.

  The Fund included a 13.7% exposure to the biotechnology industry, and the 23 companies held in that group produced a variability of returns over the six-month period. The Fund's 2.2% holding of Genentech Inc. increased 55.81%, while a 0.92% investment in Biogen Idec Inc. dropped 37.69%.

  The health care sector has traditionally been viewed as somewhat of a defensive sector relative to the broad equity market; a characteristic reflected in the low correlation of the Fund's price movements to broader market indices. The long-term prospects for the sector are especially promising, with above average growth driven by favorable demographics. As the baby boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase. We expect that this growth should translate into a profitable outlook for investors in the North Track Dow Jones U.S. Health Care 100 Plus Fund.

   TOP HEALTH CARE SUBSECTORS AS OF APRIL 30, 2005 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

          Pharmaceuticals                                        44.5%
          Health Care Providers & Services                       21.5%
          Health Care Equipment & Supplies                       20.0%
          Biotechnology                                          13.7%
          All Other*<F7>                                          0.3%

*<F7> Includes short-term investments and net other assets, less collateral held for securities on loan.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The North Track Dow Jones U.S. Financial 100 Plus Fund is an enhanced-index portfolio structured to provide broad exposure to the domestic financial services industry. For the six months ending April 30, 2005, the Fund's Class A Shares total return was 0.44% (at NAV). The Dow Jones U.S. Financial 100 Index, the Index to which the Fund is benchmarked, returned 1.00% over the same period. The 0.57% deviation in the Fund's return relative to its benchmark is attributable to the Fund's operating expenses, which were somewhat mitigated by a return-enhancement strategy that added 0.15% to the Fund's total return.

  The Fund is managed to closely reflect its benchmark, the Dow Jones U.S. Financial 100 Index, with modest over or under-weighting of the Index constituents. In addition, the portfolio may purchase financial service stocks from outside the Dow Jones U.S. Financial 100 Index on a limited basis.
Deviance from benchmark weighting is the result of a performance enhancement strategy based upon anomalies identified in the field of behavioral finance that seek to exploit certain biases in investors' activities regarding equity markets. The strategy employed by the North Track Dow Jones U.S. Financial 100 Plus Fund seeks to identify and over-weight stocks that represent superior value and have been neglected by investors. Another aspect of the strategy seeks to lower the portfolio's exposure to stocks that have had their prices bid up by investors to levels that are not sustainable by the company's earnings.

  The Federal Reserve raised short-term interest rates a quarter-point at each of its four meetings held over the six-month period ended April 2005, producing much of the weakness felt by the financial services industry over that time frame. The performance of financial services stocks typically suffer as yield curves flatten, and recent events have been no exception as investors' worries over higher interest rates, brought on by improving economic conditions, caused them to shy away from investing in the sector.

  Banking stocks comprised 38.1% of the Fund's total holdings at April 30, 2005, and the 36 stocks in this category averaged losses of 1.47% for the six-month period. The banking group is broken down further into two sub-categories: commercial banks and thrifts and mortgages. The commercial banking group represented 28.9% of the portfolio's holdings at the end of the first half of its 2005 fiscal year and contributed 0.22% of positive return to the Fund's total performance. The ten thrift and mortgage stocks had difficulty weathering the storm brought on by investors' fears of higher interest rates. The group reduced the Fund's total return by 0.57%, which was primarily attributable to a 22.41% decline in Fannie Mae.

  Diversified financial companies represented 36.3% of Fund net assets at April 30, 2005. These companies are involved in investment banking, asset management, consumer finance and other financial services. The Fund's largest holding is its 10.02% weight in Citigroup, the epitome of a large, diversified financial services company; however, Citigroup was up only 7.81% over the six-month period. Investment banking and brokerage did relatively well over the six-month period as the seven stocks in that category produced a 3.69% average return.

  Insurance companies represented 20.2% of the portfolio's holdings at April
30, 2005, and many of these companies did well over the six-month period as they benefited from optimistic forecasts regarding improving underwriting performance and higher investment yields on the industry's bond portfolios. An exception was the portfolio's 5.00% holding of multi-insurance provider American International Group, Inc., the portfolio's largest exposure to an insurance company, which fell 15.96% over the six-month period amid regulatory probes of its business practices.

  The Fund experienced a difficult first half of its fiscal 2005 year, and there may be further challenges ahead as interest rates move higher with a strengthening economy. However, we can't help but wonder if perhaps investors have overreacted to concerns over rising rates. Improving economic conditions are spurring loan demand, and many financial institutions have positioned themselves appropriately in anticipation of higher interest rates.

  Despite the short-term clouds, our long-term outlook for the financial sector remains positive. As the baby boom generation moves through its peak earnings years into retirement, the demand for financial products and services is likely to accelerate. The Fund is broadly diversified across the financial sector and the vast majority of the companies in the Fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors. In our opinion, the North Track Dow Jones U.S. 100 Plus Fund remains a solid choice for investors seeking to add financial services exposure to their portfolios.

    TOP FINANCIAL SUBSECTORS AS OF APRIL 30, 2005 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

          Commercial Banks                                       28.9%
          Insurance                                              20.2%
          Diversified Financial Services                         16.6%
          Capital Markets                                        13.6%
          Thrifts and Mortgage Finance                            9.2%
          Consumer Finance                                        6.1%
          Real Estate                                             5.3%
          All Other*<F8>                                          0.1%

*<F8> Includes short-term investments and net other assets, less collateral held for securities on loan.

STRATEGIC ALLOCATION FUND

  The North Track Strategic Allocation Fund is a fund-of-funds, investing equally in each of three North Track sector Funds that represent the financial services, health care and technology industries. These sectors represent three rapidly growing areas of the U.S. economy, providing the portfolio an orientation toward holding stocks with above average growth characteristics.

  The Fund's total return for Class A Shares was 3.28% (at NAV) for the six months ending April 30, 2005. By comparison, the S&P 500, the Fund's benchmark, and Russell 3000 Indices, another representative of the broad equity market, were up 3.26% and 3.69%, respectively. The Fund outperformed the S&P 500 Index primarily because of the Fund's higher concentration in health care stocks.

  The Fund began its fiscal year supported by a positive broad-based equity market rally, produced in part from the resolution of the national elections. However, equity market performance deteriorated over the first four months of calendar 2005, as investors vacillated between concerns over deteriorating economic fundamentals and interest rate increases.

  North Track's Strategic Allocation Fund is designed to capitalize upon the above average growth characteristics of three of the U. S economy's fastest growing sectors. The strategy offers a diversified investment approach that produces a portfolio of "core" equity holdings that provides a high-quality alternative to more traditional broad-market indices. We view the North Track Strategic Allocation Fund as an excellent investment vehicle for investors wishing to utilize a growth-oriented equity approach that mitigates much of the risk often associated with that particular investment style.

    ASSET ALLOCATION AS OF APRIL 30, 2005 AS A PERCENT OF TOTAL INVESTMENTS
                                  (UNAUDITED)

          Financial                                              32.7%
          Health                                                 35.8%
          Technology                                             31.5%

GENEVA GROWTH FUND

  For the six months ended April 30, 2005, the North Track Geneva Growth Fund Class A Shares returned 4.05% (at NAV), versus 6.81% for its benchmark, the Russell Mid-Cap Index.

  During most of the time period under review, the Fund performed in line with the Index. Underperformance occurred mostly in the last two months of the first half of the fiscal year. In particular, during March and April 2005, we saw many specific stock issues experience significant price compression. Some of the pullbacks were warranted by changes in long-term fundamentals to which we responded accordingly and others were negatively affected by sentiment or short-term events.

  Stocks that specifically underperformed because of a changing long-term outlook for the company or industry included Harley Davidson and National Instruments, both of which we have eliminated from the portfolio. Harley was sold because of a deteriorating outlook for 2005 which leads us to doubt the sustainability of their long-term earnings growth projections of 15%. Changes in top management were also a concern which can only be answered over time. We felt it was appropriate to move on to more clearly defined opportunities. National Instruments had an extremely disappointing first quarter, and management conveyed that essentially flat year-over-year earnings comparisons were anticipated. It became apparent that our enthusiasm for "virtual instrumentation" was misplaced, and we decided to cut our losses in June. In contrast, the sell-offs we saw in companies like Electronic Arts, Adobe Systems, Cooper Companies, Harman and Dicks Sporting Goods appear to be based on short-term trends or speculation. We maintained our positions in these stocks, and in the instance of Harman, we added to the position.

  In our judgment, the next six to twelve months will likely be characterized by the continuation of slowing real growth, moderate inflation, and relatively stable interest rates. In such an environment, we believe the North Track Geneva Growth Fund's focus on the highest quality mid-cap growth stocks will be rewarded.

 TOP MARKET SECTORS AS OF APRIL 30, 2005 AS A PERCENT OF NET ASSETS (UNAUDITED)

          Consumer Discretionary                                 30.7%
          Technology                                             19.8%
          Health Care                                            20.2%
          Financial Services                                      9.5%
          Autos & Transportation                                  5.8%
          Other Energy                                            7.6%
          All Other*<F9>                                          6.4%

*<F9> Includes short-term investments and net other assets, less collateral held for securities on loan.

WISCONSIN TAX-EXEMPT FUND

  Class A Shares of the North Track Wisconsin Tax-Exempt Fund had a return of 1.46% (at NAV) for the six months ending April 30, 2005, compared to the Lehman 20-year Municipal Bond Index which returned 3.20%. The difference in performance between the Fund and its benchmark is primarily due to the Fund's operating expenses and shorter duration, which was approximately 6.08 years, as compared to the benchmark of 9.44 years. Maintaining a shorter duration has helped reduce the price volatility of the Fund.

  The Fund's Morningstar Municipal Single State Intermediate peer group of approximately 107 funds had a total return of 0.91% for the six months ended April 30, 2005. The Lehman General Obligation (GO) Bond Index, which generally reflects higher quality issues, returned 1.42% over the same time period, slightly behind the overall Lehman Municipal Index at 1.93%.

  During the six months ended April 30, 2005, trading activity focused primarily on reinvesting maturities and calls, managing liquidity and reducing alternative minimum tax (AMT) exposure. As of April 30, 2005, slightly over half of the portfolio's holdings carry an outright investment-grade rating with 55.5% in the AAA-BBB categories. Another 20.9% are U.S. Government guaranteed or pre-refunded bonds. Pre-refunded bonds are backed by an escrow or trust containing U.S. Treasury securities that ensures the timely payment of principal and interest on the bonds' call or maturity dates. As a result, pre-refunded bonds generally are regarded to be equivalent to "AAA" rated securities and, thus, do not involve the same credit risks as revenue bonds or general obligation bonds without this credit enhancement. Of the remaining 23.6% in "non-rated" issues, approximately one quarter is credit-enhanced by insurance, letters of credit or government collateral. In addition, the Fund benefits from a broad sector distribution and has over 270 individual security positions. We continue the ongoing repositioning of the Fund to improve credit quality and reduce holdings subject to AMT. Portfolio positions subject to AMT as of April 30, 2005 were 4.82%, down from 5.38% as of October 31, 2004.

  The Fund's duration was approximately 6.08 years at April 30, 2005, down from
6.34 years at the Fund's year-end of October 31, 2004 and significantly less than the Lehman 20-year Municipal Bond Index's 8.97 years. Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio's market value to changes in interest rates. The duration was shortened as a conscious decision given the recent low interest rate environment and expectations of increasing rates. This was accomplished primarily through the addition of variable-rate bond holdings which should benefit from an increase in short term interest rates. A shorter duration would prove to be more advantageous should an environment of rising interest rates occur in the months ahead. Finally, the North Track Wisconsin Tax-Exempt Fund continues to have a high concentration of Wisconsin issues at 81.2%.

TOP SECTORS AS OF APRIL 30, 2005 AS A PERCENT OF PORTFOLIO PAR VALUE (UNAUDITED)

          Prerefunded/US Govt Guaranteed                         20.9%
          Lease Revenue                                          28.5%
          Other Revenue                                          11.9%
          Multifamily Housing                                     8.5%
          Education                                               8.4%
          Sales Tax                                               7.8%
          Retirement/Health Care                                  5.9%
          All Other*<F10>                                         8.1%

*<F10> Includes short-term investments and net other assets, less collateral held for securities on loan.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                       NUMBER
                                                     OF SHARES       MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------     ------

COMMON STOCKS -- 99.5%

CONSUMER  DISCRETIONARY -- 8.2%
          Black & Decker Corporation                     2,483    $    207,653
          Clear Channel
            Communications, Inc.                        16,597         530,108
*<F11>    Comcast Corporation - Class A                 69,600       2,234,856
          Walt Disney Company                           64,390       1,699,896
#<F13>    Eastman Kodak Company                          8,985         224,625
#<F13>    Ford Motor Company                            57,730         525,920
#<F13>    General Motors Corporation                    17,819         475,411
#<F13>    Harrah's Entertainment, Inc.                   3,536         232,032
          The Home Depot, Inc.                          69,124       2,444,916
          Limited Brands                                11,982         259,890
          May Department Stores Company                  9,175         321,859
          McDonald's Corporation                        40,030       1,173,279
#<F13>    OfficeMax, Inc.                                2,979          96,758
          Radioshack Corporation                         4,999         124,825
*<F11>    Time Warner, Inc.                            144,742       2,433,113
*#        Toys "R" Us, Inc.                              6,717         170,276
<F11><F13>
          Viacom, Inc. - Class B                        53,665       1,857,882
                                                                  ------------
                                                                    15,013,299
                                                                  ------------

CONSUMER STAPLES -- 13.7%
#<F13>    Altria Group, Inc.                            65,134       4,233,059
          Anheuser-Busch Companies, Inc.                24,415       1,144,331
          Avon Products, Inc.                           14,860         595,589
          Campbell Soup Company                         10,278         305,668
          Coca-Cola Company                             71,286       3,096,664
          Colgate-Palmolive Company                     16,553         824,174
          Gillette Company                              31,232       1,612,820
          Heinz (H.J.) Company                          11,068         407,856
          PepsiCo, Inc.                                 52,775       2,936,401
          Procter & Gamble Company                      79,354       4,297,019
          Sara Lee Corporation                          24,794         530,344
          Wal-Mart Stores, Inc.                        106,548       5,022,673
                                                                  ------------
                                                                    25,006,598
                                                                  ------------

ENERGY -- 7.9%
          Baker Hughes, Inc.                            10,656         470,143
          El Paso Energy Corporation                    20,241         202,208
          Exxon Mobil Corporation                      200,904      11,457,555
          Halliburton Company                           15,882         660,532
          Schlumberger Limited                          18,589       1,271,674
          Williams Companies, Inc.                      17,972         305,883
                                                                  ------------
                                                                    14,367,995
                                                                  ------------

FINANCIAL SERVICES -- 19.7%
          The Allstate Corporation                      21,353       1,199,184
          American Express Company                      36,896       1,944,419
          American International
            Group, Inc.                                 81,895       4,164,361
          Bank of America Corporation                  127,474       5,741,429
          Citigroup, Inc.                              164,438       7,722,008
          The Goldman Sachs Group, Inc.                 14,074       1,502,962
          The Hartford Financial
            Services Group, Inc.                         9,346         676,370
          JPMorgan Chase & Company                     111,763       3,966,469
          Lehman Brothers Holdings, Inc.                 8,647         793,103
          Merrill Lynch & Company, Inc.                 29,291       1,579,664
          Morgan Stanley                                34,972       1,840,227
          U.S. Bancorp                                  58,263       1,625,538
          Wells Fargo & Company                         53,379       3,199,537
                                                                  ------------
                                                                    35,955,271
                                                                  ------------

HEALTH CARE -- 12.6%
*<F11>    Amgen, Inc.                                   39,425       2,294,929
          Baxter International,Inc.                     19,454         721,743
          Bristol-Myers Squibb Company                  61,456       1,597,856
#<F13>    CIGNA Corporation                              4,180         384,476
#<F13>    HCA, Inc.                                     12,924         721,676
          Johnson & Johnson                             93,556       6,420,748
*<F11>    MedImmune, Inc.                                7,767         197,049
          Medtronic, Inc.                               38,032       2,004,286
          Merck & Company, Inc.                         69,525       2,356,898
          Pfizer, Inc.                                 234,711       6,377,098
                                                                  ------------
                                                                    23,076,759
                                                                  ------------

INDUSTRIALS -- 12.8%
          3M Company                                    24,350       1,862,045
          The Boeing Company                            26,182       1,558,353
          Burlington Northern
            Santa Fe Corporation                        11,943         576,250
#<F13>    Delta Air Lines, Inc.                          4,704          15,476
          FedEx Corporation                              9,480         805,326
          General Dynamics Corporation                   6,274         659,084
+<F12>    General Electric Company                     333,454      12,071,035
          Honeywell International, Inc.                 26,740         956,222
#<F13>    Norfolk Southern Corporation                  12,587         395,232
          Raytheon Company                              14,248         535,867
          Rockwell Automation, Inc.                      5,538         256,022
          Tyco International Ltd.                       63,324       1,982,674
          United Technologies Corporation               16,143       1,642,066
                                                                  ------------
                                                                    23,315,652
                                                                  ------------

INFORMATION TECHNOLOGY -- 16.4%
*<F11>    Cisco Systems, Inc.                          203,305       3,513,110
*<F11>    Computer Sciences Corporation                  5,943         258,402
*<F11>    Dell, Inc.                                    77,370       2,694,797
*<F11>    EMC Corporation                               75,689         993,040
          Hewlett-Packard Company                       91,135       1,865,533
          Intel Corporation                            195,942       4,608,556
          International Business
            Machines Corporation                        51,328       3,920,433
#<F13>    Lucent Technologies, Inc.                    139,437         338,832
          Microsoft Corporation                        318,288       8,052,686
#<F13>    National Semiconductor
            Corporation                                 11,156         212,856
*<F11>    Oracle Corporation                           141,327       1,633,740
          Texas Instruments, Inc.                       54,203       1,352,907
*<F11>    Unisys Corporation                            10,507          68,190
          Xerox Corporation                             30,122         399,117
                                                                  ------------
                                                                    29,912,199
                                                                  ------------

MATERIALS -- 2.6%
          Alcoa, Inc.                                   27,430         796,019
          Allegheny Technologies, Inc.                   2,793          62,563
          Dow Chemical Company                          30,015       1,378,589
          DuPont (E.I.) de Nemours
            and Company                                 31,328       1,475,862
          International Paper Company                   15,462         530,192
#<F13>    Weyerhaeuser Company                           7,592         520,887
                                                                  ------------
                                                                     4,764,112
                                                                  ------------

TELECOMMUNICATION -- 3.9%
#<F13>    AT&T Corp.                                    25,189        $481,866
*<F11>    Nextel Communications, Inc.                   35,413         991,210
          SBC Communications, Inc.                     103,879       2,472,320
          Verizon Communications                        87,150       3,119,970
                                                                  ------------
                                                                     7,065,366
                                                                  ------------

UTILITIES -- 1.7%
*<F11>    The AES Corporation                           20,330         326,906
#<F13>    American Electric Power
            Company, Inc.                               12,121         426,902
          Entergy Corporation                            6,723         492,796
#<F13>    Exelon Corporation                            20,906       1,034,847
#<F13>    Southern Company                              23,339         769,020
                                                                  ------------
                                                                     3,050,471
                                                                  ------------
Total Common Stocks
  (Cost $153,689,242)                                              181,527,722
                                                                  ------------

SHORT-TERM INVESTMENTS -- 6.5%

COMMERCIAL PAPER -- 0.4%
\<F14>    Morgan Stanley Dean Witter
          3.070%, due 08-19-2005                       815,126         815,126
                                                                  ------------

MASTER NOTE -- 0.4%
\<F14>    Bank of America Securities
          3.080%, due 05-02-2005                       815,126         815,126
                                                                  ------------

MEDIUM TERM NOTES -- 1.1%
\<F14>    Bear Stearns & Company MTN
            3.099%, due 01-12-2006                     815,126         815,914
\<F14>    First Tennessee Bank MTN
            2.830%, due 03-21-2006                     815,126         815,126
\<F14>    Lehman Brothers MTN
            3.090%, due 05-16-2005                     407,563         407,563
                                                                  ------------
                                                                     2,038,603
                                                                  ------------

REPURCHASE AGREEMENTS -- 4.5%
\<F14>    Bear Stearns & Company
            Triparty Repurchase Agreement
            3.120%, due 05-02-2005
            collateralized by American Home
            Mortgage CMO, due 06-25-2045             2,037,816       2,037,816
\<F14>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            3.050%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2034 to 2035                         4,075,632       4,075,632
\<F14>    Lehman Brothers Triparty
            Repurchase Agreement
            3.070%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2006 to 2039                         1,838,632       1,838,632
                                                                  ------------
                                                                     7,952,080
                                                                  ------------

MONEY MARKET -- 0.1%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                     105,042         105,042
                                                                  ------------
Total Short-Term Investments
  (Cost $11,725,977)                                                11,725,977
                                                                  ------------

TOTAL INVESTMENTS -- 105.9%
  (COST $165,415,219)                                              193,253,699
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (6.4)%                                     (11,620,935)
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.5%                                            878,615
                                                                  ------------
NET ASSETS -- 100.0%                                              $182,511,379
                                                                  ------------
                                                                  ------------

*<F11>  Non-income producing.
+<F12>  Designated as collateral against futures.
#<F13>  Loaned securities.
\<F14> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES       MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------


COMMON STOCKS -- 99.7%

AEROSPACE & DEFENSE -- 5.7%
#<F17>    Goodrich Corporation                         165,135    $  6,654,941
          Lockheed Martin Corporation                  165,135      10,064,978
          Raytheon Company                             165,135       6,210,727
                                                                  ------------
                                                                    22,930,646
                                                                  ------------

BIOTECHNOLOGY -- 12.6%
*<F15>    Amgen, Inc.                                  165,135       9,612,508
#<F17>    Applera Corporation -
            Applied Biosystems Group                   165,135       3,500,862
*#        Biogen Idec, Inc.                            165,135       5,984,492
<F15><F17>
*#        Chiron Corporation                           165,135       5,639,360
<F15><F17>
*#        Genentech, Inc.                              165,134      11,714,606
<F15><F17>
*<F15>    Genzyme Corporation                          165,135       9,678,562
*<F15>    MedImmune, Inc.                              165,135       4,189,475
                                                                  ------------
                                                                    50,319,865
                                                                  ------------

COMMUNICATIONS EQUIPMENT -- 8.6%
*<F15>    3Com Corporation                             165,135         520,175
*<F15>    ADC Telecommunications, Inc.                 165,135         374,856
#<F17>    Alcatel ADR                                  165,135       1,776,853
*<F15>    CIENA Corporation                            165,135         379,811
*<F15>    Cisco Systems, Inc.                          165,135       2,853,533
          Corning, Inc.                                165,135       2,270,606
          Harris Corporation                           165,136       4,656,835
*<F15>    JDS Uniphase Corporation                     165,135         244,400
*#        Juniper Networks, Inc.                       165,135       3,730,400
<F15><F17>
          Motorola, Inc.                               165,135       2,533,171
          Nokia Corp - ADR                             165,135       2,638,857
          Nortel Networks Corporation                  165,135         411,186
          QUALCOMM, Inc.                               165,135       5,761,560
#<F17>    Scientific-Atlanta, Inc.                     165,135       5,049,828
*<F15>    Tellabs, Inc.                                165,135       1,281,448
                                                                  ------------
                                                                    34,483,519
                                                                  ------------

COMPUTERS & PERIPHERALS -- 11.6%
*<F15>    Adaptec, Inc.                                165,135         604,394
*<F15>    Apple Computer, Inc.                         165,136       5,954,804
*<F15>    Dell, Inc.                                   165,135       5,751,652
*<F15>    EMC Corporation                              165,135       2,166,571
*#        Gateway, Inc.                                165,135         563,110
<F15><F17>
          Hewlett-Packard Company                      165,135       3,380,313
+<F16>    International Business
            Machines Corporation                       165,135      12,613,011
*<F15>    NCR Corporation                              165,136       5,449,488
*<F15>    Network Appliance, Inc.                      165,135       4,397,545
*#        Quantum Corporation -
<F15><F17>  DLT & Storage Systems                      165,135         396,324
*<F15>    Storage Technology Corporation               165,135       4,590,753
*<F15>    Sun Microsystems, Inc.                       165,135         599,440
                                                                  ------------
                                                                    46,467,405
                                                                  ------------

ELECTRICAL EQUIPMENT -- 1.0%
#<F17>    American Power Conversion
            Corporation                                165,135       4,006,175
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.7%
*<F15>    Agilent Technologies, Inc.                   165,135       3,426,551
*<F15>    Coherent, Inc.                               165,135       5,297,531
*<F15>    Solectron Corporation                        165,135         544,946
#<F17>    Symbol Technologies, Inc.                    165,135       2,207,855
          Tektronix, Inc.                              165,135       3,576,824
                                                                  ------------
                                                                    15,053,707
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 9.6%
          Biomet, Inc.                                 165,135       6,389,073
*<F15>    Boston Scientific Corporation                165,135       4,884,693
          Medtronic, Inc.                              165,135       8,702,615
#<F17>    Millipore Corporation                        165,135       7,962,810
*<F15>    St. Jude Medical, Inc.                       165,135       6,445,219
*<F15>    Thermo Electron Corporation                  165,135       4,125,072
                                                                  ------------
                                                                    38,509,482
                                                                  ------------

INTERNET SOFTWARE & SERVICES -- 1.4%
*<F15>    Yahoo!, Inc.                                 165,136       5,698,843
                                                                  ------------

IT SERVICES -- 9.5%
          Automatic Data Processing, Inc.              165,135       7,173,464
*<F15>    Computer Sciences Corporation                165,135       7,180,070
*#        DST System, Inc.                             165,135       7,497,129
<F15><F17>
#<F17>    Electronic Data Systems                      165,135       3,195,362
          First Data Corporation                       165,135       6,280,084
*<F15>    SunGard Data Systems, Inc.                   165,135       5,515,509
*<F15>    Unisys Corporation                           165,135       1,071,726
                                                                  ------------
                                                                    37,913,344
                                                                  ------------

MEDIA -- 0.9%
*#        Sirius Satellite Radio, Inc.                 165,135         786,043
<F15><F17>
*<F15>    Time Warner, Inc.                            165,135       2,775,919
                                                                  ------------
                                                                     3,561,962
                                                                  ------------

OFFICE ELECTRONICS -- 0.5%
          Xerox Corporation                            165,135       2,188,039
                                                                  ------------

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT -- 15.6%
*#        Advanced Micro Devices, Inc.                 165,135       2,349,871
<F15><F17>
          Analog Devices, Inc.                         165,135       5,632,755
#<F17>    Applied Materials, Inc.                      165,135       2,455,557
*#        Cypress Semiconductor Corporation            165,135       1,979,969
<F15><F17>
          Intel Corporation                            165,135       3,883,975
#<F17>    KLA-Tencor Corporation                       165,135       6,443,568
*#        Kulicke & Soffa Industries, Inc.             165,135         843,840
<F15><F17>
*<F15>    Lam Research Corporation                     165,135       4,235,713
          Linear Technology Corporation                165,135       5,901,925
*#        LSI Logic Corporation                        165,135         885,124
<F15><F17>
          Maxim Integrated Products, Inc.              165,135       6,176,049
*<F15>    Micron Technology, Inc.                      165,135       1,603,461
#<F17>    National Semiconductor Corporation           165,136       3,150,795
*#        Novellus Systems, Inc.                       165,135       3,869,113
<F15><F17>
*<F15>    Standard Microsystems Corporation            165,135       2,336,660
*#        Teradyne, Inc.                               165,135       1,819,788
<F15><F17>
          Texas Instruments, Inc.                      165,135       4,121,770
*#        Vitesse Semiconductors                       165,135         343,481
<F15><F17>
#<F17>    Xilinx, Inc.                                 165,135       4,448,737
                                                                  ------------
                                                                    62,482,151
                                                                  ------------

SOFTWARE -- 17.8%
          Adobe Systems, Inc.                          165,135       9,820,578
          Autodesk, Inc.                               165,136       5,256,279
*<F15>    BEA Systems, Inc.                            165,135       1,139,432
*#        BMC Software, Inc.                           165,135       2,675,187
<F15><F17>
*#        Cadence Design Systems, Inc.                 165,135       2,311,890
<F15><F17>
*<F15>    Check Point Software
            Technologies Ltd.                          165,135       3,459,578
#<F17>    Computer Associates
            International, Inc.                        165,135       4,442,132
*<F15>    Compuware Corporation                        165,135         982,553
*<F15>    Electronic Arts, Inc.                        165,135       8,816,558
*<F15>    McAfee, Inc.                                 165,135       3,452,973
*<F15>    Mentor Graphics Corporation                  165,135       1,476,307
          Microsoft Corporation                        165,135       4,177,915
*<F15>    Novell, Inc.                                 165,135         975,948
*<F15>    Oracle Corporation                           165,135       1,908,961
#<F17>    SAP AG - ADR                                 165,135       6,511,273
*<F15>    Siebel Systems, Inc.                         165,135       1,486,215
*<F15>    Sybase, Inc.                                 165,135       3,126,006
*#        Symantec Corporation                         165,136       3,101,254
<F15><F17>
*<F15>    Synopsys, Inc.                               165,135       2,714,819
*#        VERITAS Software Corporation                 165,135       3,400,130
<F15><F17>
                                                                  ------------
                                                                    71,235,988
                                                                  ------------

WIRELESS TELECOMMUNICATIONS SERVICES -- 1.2%
*<F15>    Nextel Communications, Inc.                  165,135       4,622,129
                                                                  ------------
Total Common Stocks
  (Cost  $579,905,352)                                             399,473,255
                                                                  ------------

SHORT-TERM INVESTMENTS -- 21.2%

COMMERCIAL PAPER -- 1.5%
\<F18>    Morgan Stanley Dean Witter
            3.070%, due 08-19-2005               $   5,927,651       5,927,651
                                                                  ------------

MASTER NOTE -- 1.5%
\<F18>    Bank of America Securities
            3.080%, due 05-02-2005                   5,927,651       5,927,651
                                                                  ------------

MEDIUM TERM NOTES -- 3.7%
\<F18>    Bear Stearns & Company MTN
            3.099%, due 01-12-2006                   5,927,651       5,933,359
\<F18>    First Tennessee Bank MTN
            2.830%, due 03-21-2006                   5,927,651       5,927,651
\<F18>    Lehman Brothers MTN
            3.090%, due 05-16-2005                   2,963,826       2,963,826
                                                                  ------------
                                                                    14,824,836
                                                                  ------------

REPURCHASE AGREEMENTS -- 14.4%
\<F18>    Bear Stearns & Company
            Triparty Repurchase Agreement
            3.120%, due 05-02-2005
            collateralized by American
            Home Mortgage CMO,
            due 06-25-2045                          14,819,128      14,819,128
\<F18>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            3.050%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2034 to 2035                        29,638,255      29,638,255
\<F18>    Lehman Brothers Triparty
            Repurchase Agreement
            3.070%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2006 to 2039                        13,370,648      13,370,648
                                                                  ------------
                                                                    57,828,031
                                                                  ------------

MONEY MARKET -- 0.1%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                     309,058         309,058
                                                                  ------------
Total Short-Term Investments
  (Cost $84,817,227)                                                84,817,227
                                                                  ------------

TOTAL INVESTMENTS -- 120.9%
  (COST $664,722,579)                                              484,290,482
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (21.1)%                                    (84,508,169)
OTHER ASSETS
  LESS OTHER LIABILITIES -- 0.2%                                       676,711
                                                                  ------------
NET ASSETS -- 100.0%                                              $400,459,024
                                                                  ------------
                                                                  ------------

*<F15>  Non-income producing.
+<F16>  Designated as collateral against futures.
#<F17>  Loaned securities.
\<F18> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                         NUMBER
                                                        OF SHARES     MARKET
                                                      OR PAR VALUE     VALUE
                                                      ------------    ------
COMMON STOCKS -- 91.2%

CONSUMER DISCRETIONARY -- 9.8%
     Delphi Corporation                                   2,070     $    6,831
     Ethan Allen Interiors, Inc.                            560         16,873
     Ford Motor Company                                   1,440         13,118
     General Motors Corporation                             420         11,206
     Genuine Parts Company                                  580         24,882
     Limited Brands, Inc.                                 1,200         26,028
     Mattel, Inc.                                         1,190         21,479
     May Department Stores Company                          790         27,713
     Maytag Corporation                                     840          8,140
     Newell Rubbermaid, Inc.                                900         19,557
     V. F. Corporation                                      510         28,861
     The ServiceMaster Company                            1,750         22,452
     Whirlpool Corporation                                  310         19,239
                                                                    ----------
                                                                       246,379
                                                                    ----------

CONSUMER STAPLES -- 7.7%
     Albertson's, Inc.                                      900         17,811
     Altria Group, Inc.                                     490         31,845
     ConAgra Foods, Inc.                                    810         21,668
     Loews Corporation-Carolina Group                       910         28,665
     Reynolds American, Inc.                                350         27,289
     Sara Lee Corporation                                   910         19,465
     Universal Corporation                                  490         22,369
     UST, Inc.                                              580         26,564
                                                                    ----------
                                                                       195,676
                                                                    ----------

ENERGY -- 8.9%
     ChevronTexaco Corporation                              250         13,000
     ConocoPhillips                                         290         30,407
     Exxon Mobil Corporation                                520         29,656
     Kerr-McGee Corporation                                 380         29,488
     Kinder Morgan, Inc.                                    340         25,996
     Marathon Oil Corporation                               610         28,408
     Occidental Petroleum Corporation                       520         35,880
     Unocal Corporation                                     590         32,184
                                                                    ----------
                                                                       225,019
                                                                    ----------

FINANCIAL SERVICES -- 24.8%
     Annaly Mortgage Management, Inc.                     1,210         23,135
     Apartment Investment &
       Management Company                                   790         30,115
     Archstone Communities Trust                            790         28,416
     Arden Realty, Inc.                                     680         24,269
     Astoria Financial Corporation                          790         20,943
     BRE Properties, Inc.                                   610         22,704
     CarrAmerica Realty Corporation                         780         25,771
     Comerica, Inc.                                         370         21,186
     Cousins Properties, Inc.                               660         17,820
     Crescent Real Estate
       Equities Company                                   1,250         21,000
     Duke Realty Corporation                                650         19,890
     Equity Office Properties Trust                         830         26,120
     Equity Residential                                     680         23,358
     First Industrial Realty Trust, Inc.                    600         22,920
     Health Care Property Investors, Inc.                   900         23,076
     Healthcare Realty Trust, Inc.                          590         22,780
     HRPT Properties Trust                                2,260         26,555
     Liberty Property Trust                                 550         21,907
     Lincoln National Corporation                           540         24,284
     Mack-Cali Realty Corporation                           550         24,195
     Prentiss Properties Trust                              630         20,929
     Realty Income Corporation                              550         13,261
     Shurgard Storage Centers, Inc.                         580         24,261
     The Student Loan Corporation                           100         19,375
     Thornburg Mortgage, Inc.                               840         25,166
     United Dominion Realty Trust, Inc.                   1,110         24,586
     Vornado Realty Trust                                   360         27,522
                                                                    ----------
                                                                       625,544
                                                                    ----------

HEALTH CARE -- 10.6%
     Abbott Laboratories                                    540         26,546
     Baxter International,Inc.                              650         24,115
     Bristol-Myers Squibb Company                           850         22,100
     CIGNA Corporation                                      310         28,514
     Eli Lilly and Company                                  290         16,956
     Hillenbrand Industries, Inc.                           340         18,775
     Johnson & Johnson                                      360         24,707
     Merck & Company, Inc.                                  390         13,221
     Pfizer, Inc.                                           600         16,302
     Schering-Plough Corporation                          1,240         25,879
     Valeant Pharmaceuticals International                1,160         24,070
     Wyeth                                                  590         26,514
                                                                    ----------
                                                                       267,699
                                                                    ----------

INDUSTRIALS -- 11.9%
     Cooper Industries, Ltd.                                350         22,281
     Deluxe Corporation                                     530         21,163
     Emerson Electric Company                               340         21,308
     General Electric Company                               660         23,892
     Graco, Inc.                                            790         26,678
     Harsco Corporation                                     520         27,898
     Hubbel, Inc.-Class B                                   520         22,594
     IKON Office Solutions, Inc.                          1,950         16,868
     PACCAR, Inc.                                           350         23,765
     Pitney Bowes, Inc.                                     520         23,254
     R. R. Donnelley & Sons Company                         660         21,721
     Raytheon Company                                       620         23,318
     Textron, Inc.                                          360         27,126
                                                                    ----------
                                                                       301,866
                                                                    ----------

INFORMATION TECHNOLOGY -- 6.5%
     Consolidated Edison, Inc.                            1,270         24,574
     Harris Corporation                                     910         25,662
     Hewlett-Packard Company                                970         19,856
     International Business
       Machines Corporation                                 260         19,859
     Jack Henry & Associates, Inc.                        1,120         19,253
     Linear Technology Corporation                          550         19,657
     Motorola, Inc.                                       1,100         16,874
     The Reynolds and
       Reynolds Company                                     670         17,668
                                                                    ----------
                                                                       163,403
                                                                    ----------

MATERIALS -- 4.1%
     Eastman Chemical Company                               510         27,540
     Lyondell Chemical Company                            1,260         31,613
     Olin Corporation                                     1,250         22,175
     Sonoco Products Company                                860         23,297
                                                                    ----------
                                                                       104,625
                                                                    ----------

TELECOMMUNICATION -- 2.7%
     AT&T Corp.                                           1,390         26,591
     SBC Communications, Inc.                               900         21,420
     Verizon Communications                                 600         21,480
                                                                    ----------
                                                                        69,491
                                                                    ----------

UTILITIES -- 4.2%
     ALLETE, Inc.                                           610         25,418
     Ameren Corporation                                     520         26,884
     Consolidated Edison, Inc.                              560         24,237
     TECO Energy, Inc.                                    1,780         29,566
                                                                    ----------
                                                                       106,105
                                                                    ----------
Total Common Stocks
  (Cost $2,330,851)                                                  2,305,807
                                                                    ----------

SHORT-TERM INVESTMENTS -- 14.1%

MONEY MARKET
     Highmark Diversified Money Market
       Fund, Fiduciary Shares                            85,062         85,062
     Highmark 100% Treasury Money
       Market Fund Fiduciary Shares                     271,000        271,000
                                                                    ----------
Total Short-Term Investments
  (Cost $356,062)                                                      356,062
                                                                    ----------

TOTAL INVESTMENTS -- 105.3%
  (COST $2,686,913)                                                  2,661,869
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (5.3)%                                         (135,124)
                                                                    ----------
NET ASSETS -- 100.0%                                                $2,526,745
                                                                    ----------
                                                                    ----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES       MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------
COMMON STOCKS -- 99.7%

BIOTECHNOLOGY -- 13.7%
*<F19>    Affymetrix, Inc.                               4,067     $   187,529
*<F19>    Amgen, Inc.                                   54,940       3,198,057
*<F19>    Amylin Pharmaceuticals, Inc.                   6,515         110,755
          Applera Corporation -
            Applied Biosystems Group                    12,952         274,582
*#        Biogen Idec, Inc.                             18,970         687,473
<F19><F20>
*<F19>    Celgene Corporation                           10,090         382,512
*<F19>    Cephalon, Inc.                                 3,813         167,391
*<F19>    Charles River Laboratories
            International, Inc.                          4,057         192,180
*<F19>    Chiron Corporation                             1,961          66,968
*<F19>    Genentech, Inc.                               23,366       1,657,584
*<F19>    Genzyme Corporation                           12,609         739,013
*<F19>    Gilead Sciences, Inc.                         28,662       1,063,360
*<F19>    Human Genome Sciences, Inc.                    9,098          94,073
*<F19>    ICOS Corporation                               4,067          91,752
*<F19>    ImClone Systems, Inc.                          4,550         144,918
*#        Invitrogen Corporation                         3,429         251,243
<F19><F20>
*<F19>    MedImmune, Inc.                                9,886         250,808
*<F19>    Millennium Pharmaceuticals, Inc.              20,499         179,571
*<F19>    NPS Pharmaceuticals, Inc.                      2,670          32,441
*<F19>    Neurocrine Biosciences, Inc.                   2,517          87,994
*<F19>    OSI Pharmaceuticals, Inc.                      3,100         146,739
*<F19>    Protein Design Labs, Inc.                      7,333         131,114
*<F19>    Techne Corporation                             2,765         115,522
                                                                   -----------
                                                                    10,253,579
                                                                   -----------

HEALTH CARE EQUIPMENT AND SUPPLIES -- 20.0%
          Alcon, Inc.                                    4,765         462,205
          Bausch & Lomb, Inc.                            6,029         452,175
          Baxter International, Inc.                    31,937       1,184,863
          Beckman Coulter, Inc.                          3,910         260,836
          Becton Dickinson and Company                  16,422         961,015
          Biomet, Inc.                                  13,803         534,038
*#        Boston Scientific Corporation                 32,084         949,045
<F19><F20>
          C. R. Bard, Inc.                               6,172         439,261
          Cooper Companies. Inc.                         2,900         195,895
*<F19>    Cytyc Corporation                              7,446         158,674
          Dade Behring Holdings, Inc.                    2,900         178,843
          DENTSPLY International, Inc.                   4,581         250,397
*<F19>    Edwards Lifesciences Corporation               4,018         176,953
          Fisher Scientific International, Inc.          7,009         416,194
*<F19>    Gen-Probe, Inc.                                3,390         170,144
#<F20>    Guidant Corporation                           16,110       1,193,429
          Hillenbrand Industries, Inc.                   3,855         212,873
*<F19>    Hospira, Inc.                                  9,700         325,435
*<F19>    IDEXX Laboratories, Inc.                       2,305         130,786
*<F19>    INAMED Corporation                             2,400         146,016
          Medtronic, Inc.                               53,930       2,842,111
#<F20>    Millipore Corporation                          3,400         163,948
*<F19>    Respironics, Inc.                              2,360         149,128
*<F19>    STERIS Corporation                             4,809         113,877
*<F19>    St. Jude Medical, Inc.                        19,924         777,634
          Stryker Corporation                           15,498         752,428
          Varian Medical Systems, Inc.                   8,644         291,649
*<F19>    Zimmer Holdings, Inc.                         12,942       1,053,738
                                                                   -----------
                                                                    14,943,590
                                                                   -----------

HEALTH CARE PROVIDERS AND SERVICES -- 21.5%
          Aetna, Inc.                                   18,650       1,368,351
*<F19>    Apria Healthcare Group, Inc.                   3,394         102,159
*<F19>    Caremark Rx, Inc.                             24,246         971,052
#<F20>    CIGNA Corporation                              9,878         908,579
*#        Community Health Systems, Inc.                 5,700         207,765
<F19><F20>
*<F19>    Covance, Inc.                                  4,172         190,410
*<F19>    Coventry Health Care, Inc.                     6,398         437,815
*<F19>    DaVita, Inc.                                  11,024         444,267
*<F19>    Express Scripts, Inc, - Class A                4,020         360,353
#<F20>    HCA, Inc.                                     20,656       1,153,431
#<F20>    Health Management
            Associates, Inc. - Class A                  14,219         351,636
*<F19>    Health Net, Inc.                               2,040          69,421
*<F19>    Henry Schein, Inc.                             5,700         213,807
*#        Humana, Inc.                                  15,882         550,311
<F19><F20>
*#        Laboratory Corporation
<F19><F20>  of America Holdings                          8,230         407,385
*<F19>    Lincare Holdings, Inc.                         6,377         272,170
          Manor Care, Inc.                               5,788         193,030
*#        Medco Health Solutions, Inc.                  14,820         755,375
<F19><F20>
*<F19>    PacifiCare Health Systems, Inc.                8,970         536,047
*#        Patterson Companies, Inc.                      7,156         361,736
<F19><F20>
*<F19>    Pharmaceutical Product
            Development, Inc.                            3,418         155,109
          Quest Diagnostics, Inc.                        4,596         486,257
*<F19>    Renal Care Group, Inc.                         4,481         170,950
#<F20>    Tenet Healthcare Corporation                  28,800         344,736
*#        Triad Hospitals, Inc.                          4,970         254,713
<F19><F20>
          UnitedHealth Group, Inc.                      29,201       2,759,787
          Universal Health Services,
            Inc. - Class B                               3,599         204,207
*#        Wellpoint Health Networks, Inc.               14,260       1,821,715
<F19><F20>
                                                                   -----------
                                                                    16,052,574
                                                                   -----------

PHARMACEUTICALS -- 44.5%
          Abbott Laboratories                           67,475       3,317,071
#<F20>    Allergan, Inc.                                 7,637         537,568
*#        Barr Laboratories, Inc.                        5,718         296,535
<F19><F20>
          Bristol-Myers Squibb Company                  89,252       2,320,552
          Eli Lilly and Company                         44,054       2,575,837
*<F19>    Forest Laboratories, Inc.                     20,583         734,401
*#        IVAX Corporation                              13,557         256,227
<F19><F20>
          Johnson & Johnson                            104,400       7,164,972
*<F19>    King Pharmaceuticals, Inc.                    16,603         132,824
          Medicis Pharmaceutical Corporation             3,912         109,927
          Merck & Company, Inc.                         95,800       3,247,620
*<F19>    MGI Pharma, Inc.                               4,900         108,045
#<F20>    Mylan Laboratories, Inc.                      15,491         255,602
*#        Par Pharmaceutical Companies, Inc.             2,420          72,673
<F19><F20>
          Pfizer, Inc.                                 264,716       7,192,334
#<F20>    Schering-Plough Corporation                   72,942       1,522,300
*<F19>    Sepracor, Inc.                                 6,489         388,821
#<F20>    Valeant Pharmaceuticals
            International                                6,236         129,397
*#        Watson Pharmaceuticals, Inc.                   7,159         214,770
<F19><F20>
          Wyeth                                         59,803       2,687,547
                                                                   -----------
                                                                    33,265,023
                                                                   -----------
Total Common Stocks
  (Cost $67,207,818)                                                74,514,766
                                                                   -----------

SHORT-TERM INVESTMENTS -- 15.6%

COMMERCIAL PAPER -- 1.0%
\<F21>    Morgan Stanley Dean Witter
            3.070%, due 08-19-2005                     793,742         793,742
                                                                   -----------

MASTER NOTE -- 1.0%
\<F21>    Bank of America Securities
            3.080%, due 05-02-2005                     793,742         793,742
                                                                   -----------

MEDIUM TERM NOTES -- 2.7%
\<F21>    Bear Stearns & Company MTN
            3.099%, due 01-12-2006                     793,742         794,507
\<F21>    First Tennessee Bank MTN
            2.830%, due 03-21-2006                     793,742         793,742
\<F21>    Lehman Brothers MTN
            3.090%, due 05-16-2005                     396,871         396,871
                                                                   -----------
                                                                     1,985,120
                                                                   -----------

REPURCHASE AGREEMENTS -- 10.4%
\<F21>    Bear Stearns & Company
            Triparty Repurchase Agreement
            3.120%, due 05-02-2005
            collateralized by American Home
            Mortgage CMO, due 06-25-2045             1,984,355       1,984,355
\<F21>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            3.050%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2034 to 2035                        $3,968,711       3,968,711
\<F21>    Lehman Brothers Triparty
            Repurchase Agreement
            3.070%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2006 to 2039                         1,790,397       1,790,397
                                                                   -----------
                                                                     7,743,463
                                                                   -----------

MONEY MARKET -- 0.5%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares              361,846         361,846
                                                                   -----------
Total Short-Term Investments
  (Cost $11,677,913)                                                11,677,913
                                                                   -----------

TOTAL INVESTMENTS -- 115.3%
          (COST $78,885,731)                                        86,192,679
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (15.1)%                                    (11,316,067)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.2)%                                         (160,577)
                                                                   -----------
NET ASSETS -- 100.0%                                               $74,716,035
                                                                   -----------
                                                                   -----------

*<F19>  Non-income producing.
#<F20>  Loaned security.
\<F21> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES       MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------
COMMON STOCKS -- 99.9%

CAPITAL MARKETS -- 13.6%
          Bank of New York Company, Inc.                22,249     $   621,637
          Bear Stearns Companies, Inc.                   6,467         612,166
#<F23>    The Charles Schwab Corporation                31,908         330,248
*<F22>    E*TRADE Financial Corporation                  9,590         106,545
          Franklin Resources, Inc.                       3,965         272,316
          The Goldman Sachs Group, Inc.                 11,629       1,241,861
#<F23>    Janus Capital Group, Inc.                      5,920          76,901
          Legg Mason, Inc.                               2,954         209,320
          Lehman Brothers Holdings, Inc.                11,529       1,057,440
#<F23>    Mellon Financial Corporation                  12,166         336,877
          Merrill Lynch & Company, Inc.                 23,954       1,291,839
          Morgan Stanley                                27,692       1,457,153
          Northern Trust Corporation                     5,549         249,871
          State Street Corporation                       9,733         449,957
          T. Rowe Price Group, Inc.                      3,651         201,426
                                                                   -----------
                                                                     8,515,557
                                                                   -----------

COMMERCIAL BANKS -- 28.9%
          AmSouth Bancorporation                        10,075         265,174
#<F23>    BB&T Corporation                              15,922         624,302
          Bank of America Corporation                  105,672       4,759,467
          Banknorth Group, Inc.                          2,155          66,374
          Comerica, Inc.                                 4,911         281,204
#<F23>    Commerce Bancorp, Inc.                         4,200         117,558
          Compass Bancshares, Inc.                       3,352         144,203
          Fifth Third Bancorp                           14,500         630,750
          First Horizon National Corporation             3,296         136,883
          Huntington Bancshares, Inc.                    5,957         140,049
          KeyCorp                                       11,717         388,536
          M&T Bank Corporation                           2,378         246,004
#<F23>    Marshall & Ilsley Corporation                  5,385         229,616
          Mercantile Bankshares Corporation              2,031         103,195
          National City Corporation                     16,350         555,246
          North Fork Bancorporation, Inc.               12,556         353,451
          PNC Financial Services Group                   8,106         431,482
          Popular, Inc.                                  6,736         155,871
          Regions Financial Corporation                 13,374         447,895
          SunTrust Banks, Inc.                          10,253         746,726
          Synovus Financial Corporation                  7,228         202,601
          TCF Financial Corporation                      3,214          81,282
          U.S. Bancorp                                  52,240       1,457,496
          Wachovia Corporation                          43,497       2,226,176
          Wells Fargo & Company                         45,788       2,744,533
          Zions Bancorporation                           7,388         517,382
                                                                   -----------
                                                                    18,053,456
                                                                   -----------

CONSUMER FINANCE -- 6.1%
          American Express Company                      30,974       1,632,330
#<F23>    Capital One Financial Corporation              6,958         493,253
          MBNA Corporation                              31,942         630,854
          Providian Financial Corporation               29,000         483,430
          SLM Corporation                               12,281         585,067
                                                                   -----------
                                                                     3,824,934
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES -- 16.6%
          The Chicago Mercantile Exchange                  750         146,640
          The CIT Group, Inc.                            5,959         240,029
          Citigroup, Inc.                              133,615       6,274,560
          JPMorgan Chase & Company                      95,478       3,388,514
          Principal Financial Group, Inc.                9,015         352,306
                                                                   -----------
                                                                    10,402,049
                                                                   -----------

INSURANCE -- 20.2%
          ACE Limited                                    8,161         350,597
          AFLAC, Inc.                                   14,543         591,173
          The Allstate Corporation                      19,574       1,099,276
          Ambac Financial Group, Inc.                    2,959         197,809
          American Financial Group, Inc.                10,750         334,217
          American International Group, Inc.            61,474       3,125,953
          Aon Corporation                                7,083         147,681
#<F23>    The Chubb Corporation                          5,465         446,928
          Cincinnati Financial Corporation               4,558         183,416
          Everest Re Group, Ltd.                         1,542         126,752
          Fidelity National Financial, Inc.              4,130         132,614
          The Hartford Financial
            Services Group, Inc.                         8,415         608,994
          Jefferson-Pilot Corporation                    3,762         188,890
          Lincoln National Corporation                   4,975         223,726
          Loews Corporation                              3,608         255,735
          Marsh & McLennan Companies                    14,126         395,952
          MBIA, Inc.                                     3,969         207,896
          MetLife, Inc.                                 11,990         466,411
*<F22>    Ohio Casualty Corporation                     13,400         314,230
          Old Republic
            International Corporation                    4,408         104,029
          The Progressive Corporation                    5,069         462,648
          Prudential Financial, Inc.                    14,756         843,305
#<F23>    SAFECO Corporation                             3,587         188,927
          The St. Paul Travelers
            Companies, Inc.                             19,205         687,539
          StanCorp Financial Group, Inc.                 3,700         283,124
          Torchmark Corporation                          3,017         161,198
#<F23>    UnumProvident Corporation                      7,888         131,887
          Willis Group Holdings Limited                  3,100         103,695
          XL Capital Ltd. - Class A                      3,932         276,420
                                                                   -----------
                                                                    12,641,022
                                                                   -----------

REAL ESTATE -- 5.3%
          Archstone Communities Trust                    5,605         201,612
          Avalonbay Communities, Inc.                    1,890         136,080
          Boston Properties, Inc.                        3,050         202,734
          Duke Realty Corporation                        3,692         112,975
          Equity Office Properties Trust                11,550         363,479
*#        Equity Residential                             8,042         276,243
<F22><F23>
          General Growth Properties, Inc.                6,230         243,655
          iStar Financial, Inc.                          2,900         115,536
          Kimco Realty Corporation                       2,600         144,014
          Plum Creek Timber Company, Inc.                5,086         175,670
          ProLogis Trust                                 5,138         203,413
          Public Storage, Inc.                           2,400         140,880
          Rayonier, Inc.                                 6,250         314,125
          Simon Property Group, Inc.                     6,334         418,487
          Vornado Realty Trust                           3,390         259,166
                                                                   -----------
                                                                     3,308,069
                                                                   -----------

THRIFTS AND MORTGAGE FINANCE -- 9.2%
          Countrywide Financial Corporation             16,236         587,581
          Downey Financial Corporation                   4,900         317,177
          Fannie Mae                                    27,014       1,457,405
#<F23>    Freddie Mac                                   19,386       1,192,627
          Golden West Financial Corporation              8,852         551,745
#<F23>    MGIC Investment Corporation                    2,682         158,238
#<F23>    New York Community Bancorp, Inc.               6,320         111,864
          Radian Group, Inc.                             2,458         109,209
#<F23>    Sovereign Bancorp, Inc.                       10,527         216,540
#<F23>    Washington Mutual, Inc.                       24,846       1,026,637
                                                                   -----------
                                                                     5,729,023
                                                                   -----------
Total Common Stocks
  (Cost $58,401,232)                                                62,474,110
                                                                   -----------

SHORT-TERM INVESTMENTS -- 9.8%

COMMERCIAL PAPER -- 0.7%
\<F24>    Morgan Stanley Dean Witter
            3.070%, due 08-19-2005                     423,045         423,045
                                                                   -----------

MASTER NOTE -- 0.7%
\<F24>    Bank of America Securities
            3.080%, due 05-02-2005                     423,045         423,045
                                                                   -----------

MEDIUM TERM NOTES -- 1.7%
\<F24>    Bear Stearns & Company MTN
            3.099%, due 01-12-2006                     423,045         423,451
\<F24>    First Tennessee Bank MTN
            2.830%, due 03-21-2006                     423,045         423,045
\<F24>    Lehman Brothers MTN
            3.090%, due 05-16-2005                     211,522         211,522
                                                                   -----------
                                                                     1,058,018
                                                                   -----------

REPURCHASE AGREEMENTS -- 6.5%
\<F24>    Bear Stearns & Company
            Triparty Repurchase Agreement
            3.120%, due 05-02-2005
            collateralized by American Home
            Mortgage CMO, due 06-25-2045            $1,057,611       1,057,611
\<F24>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            3.050%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2034 to 2035                         2,115,223       2,115,223
\<F24>    Lehman Brothers Triparty
            Repurchase Agreement
            3.070%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2006 to 2039                           954,236         954,236
                                                                   -----------
                                                                     4,127,070
                                                                   -----------

MONEY MARKET -- 0.2%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares              125,284         125,284
                                                                   -----------
Total Short-Term Investments
  (Cost $6,156,462)                                                  6,156,462
                                                                   -----------

TOTAL INVESTMENTS -- 109.7%
  (COST $64,557,694)                                                68,630,572
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (9.6)%                                      (6,031,178)
OTHER LIABILITIES
  LESS OTHER ASSETS -- (0.1)%                                          (33,887)
                                                                   -----------
NET ASSETS -- 100.0%                                               $62,565,507
                                                                   -----------
                                                                   -----------

*<F22>  Non-income producing.
#<F23>  Loaned security.
\<F24> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                      NUMBER          MARKET
                                                     OF SHARES        VALUE
                                                     ---------        ------

UNDERLYING FUNDS -- 99.9%
     Dow Jones U.S. Financial 100
       Plus Fund - Class F                           1,697,190     $19,195,219
     Dow Jones U.S. Health Care 100
       Plus Fund - Class F                           1,852,051      21,020,775
     PSE Tech 100 Index
       Fund - Class F                                  904,284      18,456,445
                                                                   -----------
Total Common Stocks
  (Cost $57,819,946)                                                58,672,439
                                                                   -----------

TOTAL INVESTMENTS -- 99.9%
  (COST $57,819,946)                                                58,672,439
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.1%                                             46,077
                                                                   -----------
NET ASSETS -- 100.0%                                               $58,718,516
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                      NUMBER
                                                     OF SHARES        MARKET
                                                   OR PAR VALUE       VALUE
                                                   ------------       ------

COMMON STOCKS -- 99.3%

AUTOS & TRANSPORTATION -- 5.8%
          C. H. Robinson Worldwide, Inc.               43,850     $  2,262,660
          Expeditors International
            of Washington, Inc.                        47,650        2,340,091
#<F26>    Gentex Corporation                           28,150          913,749
                                                                  ------------
                                                                     5,516,500
                                                                  ------------

CONSUMER DISCRETIONARY -- 30.7%
*<F25>    Bed Bath & Beyond, Inc.                      51,400        1,912,594
*<F25>    The Cheesecake Factory, Inc.                 29,775          913,795
*<F25>    Chico's FAS, Inc.                            83,600        2,142,668
*<F25>    Coach, Inc.                                  88,700        2,377,160
          The Corporate Executive
            Board Company                              25,800        1,695,834
*#        Dick's Sporting Goods, Inc.                  54,300        1,670,268
<F25><F26>
*<F25>    Electronic Arts, Inc.                        39,800        2,124,922
          Fastenal Company                             36,190        1,938,336
*<F25>    Getty Images, Inc.                           26,950        1,928,273
          Harman International
            Industries, Inc.                            8,500          667,930
*#        O'Reilly Automotive, Inc.                    52,050        2,671,206
<F25><F26>
*#        Panera Bread Company                         46,100        2,305,922
<F25><F26>
#<F26>    PETsMART, Inc.                               64,225        1,711,596
*<F25>    P.F. Chang's China Bistro, Inc.              25,300        1,404,656
*<F25>    Starbucks Corporation                        20,800        1,030,016
#<F26>    Whole Foods Market, Inc.                     26,200        2,612,664
                                                                  ------------
                                                                    29,107,840
                                                                  ------------

FINANCIAL SERVICES -- 9.5%
*<F25>    Alliance Data Systems Corporation            43,650        1,763,460
          The Chicago Mercantile Exchange              10,290        2,011,901
#<F26>    Commerce Bancorp, Inc.                       49,800        1,393,902
          FactSet Research Systems, Inc.               47,675        1,323,458
*<F25>    Fiserv, Inc.                                 59,800        2,529,540
                                                                  ------------
                                                                     9,022,261
                                                                  ------------

HEALTH CARE -- 20.2%
          The Cooper Companies, Inc.                   23,275        1,572,226
*<F25>    Coventry Health Care, Inc.                   44,350        3,034,870
#<F26>    Health Management Associates,
            Inc. - Class A                             85,200        2,106,996
*<F25>    IDEXX Laboratories, Inc.                     36,900        2,093,706
*#        Patterson Companies, Inc.                    56,830        2,872,757
<F25><F26>
*<F25>    ResMed, Inc.                                 27,800        1,726,380
*#        Stericycle, Inc.                             40,750        1,983,303
<F25><F26>
          Stryker Corporation                          44,850        2,177,467
          Varian Medical Systems, Inc.                 47,750        1,611,085
                                                                  ------------
                                                                    19,178,790
                                                                  ------------

OTHER ENERGY -- 7.6%
          Apache Corporation                           41,205        2,319,429
          BJ Services Company                          23,450        1,143,188
          Smith International, Inc.                    24,000        1,396,320
          XTO Energy, Inc.                             76,706        2,314,220
                                                                  ------------
                                                                     7,173,157
                                                                  ------------

PRODUCER DURABLES -- 5.7%
#<F26>    Donaldson Company, Inc.                      45,875        1,364,781
          Joy Global, Inc.                             49,250        1,668,098
          National Instruments Corporation             30,100          648,354
#<F26>    Plantronics, Inc.                            54,375        1,712,269
                                                                  ------------
                                                                     5,393,502
                                                                  ------------

TECHNOLOGY -- 19.8%
          Adobe Systems, Inc.                          39,900        2,372,853
*<F25>    Amdocs Limited                               82,300        2,198,233
#<F26>    CDW Corporation                              31,950        1,747,346
*<F25>    Citrix Systems, Inc.                         80,500        1,811,250
*<F25>    Cognizant Technology
            Solutions Corporation                      60,550        2,543,705
*#        Intuit, Inc.                                 28,150        1,134,445
<F25><F26>
#<F26>    L-3 Communications
            Holdings, Inc.                             33,050        2,345,558
#<F26>    Linear Technology Corporation                55,750        1,992,505
*<F25>    Zebra Technologies Corporation               54,725        2,613,666
                                                                  ------------
                                                                    18,759,561
                                                                  ------------
Total Common Stocks
  (Cost $74,816,858)                                                94,151,611
                                                                  ------------

SHORT-TERM INVESTMENTS -- 29.0%

COMMERCIAL PAPER -- 2.0%
\<F27>    Morgan Stanley Dean Witter
            3.070%, due 08-19-2005                  1,859,204        1,859,204
                                                                  ------------

MASTER NOTE -- 2.0%
\<F27>    Bank of America Securities
            3.080%, due 05-02-2005                  1,859,204        1,859,204
                                                                  ------------

MEDIUM TERM NOTES -- 4.9%
\<F27>    Bear Stearns & Company MTN
            3.099%, due 01-12-2006                  1,859,204        1,860,994
\<F27>    First Tennessee Bank MTN
            2.830%, due 03-21-2006                  1,859,204        1,859,204
\<F27>    Lehman Brothers MTN
            3.090%, due 05-16-2005                    929,602          929,602
                                                                  ------------
                                                                     4,649,800
                                                                  ------------

REPURCHASE AGREEMENTS -- 19.1%
\<F27>    Bear Stearns & Company
            Triparty Repurchase Agreement
            3.120%, due 05-02-2005
            collateralized by American Home
            Mortgage CMO, due 06-25-2045           $4,648,010        4,648,010
\<F27>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            3.050%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2034 to 2035                        9,296,020        9,296,020
\<F27>    Lehman Brothers Triparty
            Repurchase Agreement
            3.070%, due 05-02-2005
            collateralized by various Asset
            Backed Securities,
            due 2006 to 2039                        4,193,695        4,193,695
                                                                  ------------
                                                                    18,137,725
                                                                  ------------

MONEY MARKET -- 1.0%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares             916,538          916,538
                                                                  ------------
Total Short-Term Investments
  (Cost $27,422,471)                                                27,422,471
                                                                  ------------

TOTAL INVESTMENTS -- 128.3%
  (COST $102,239,329)                                              121,574,082
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (28.0)%                                    (26,505,933)
OTHER LIABILITIES, LESS
  OTHER ASSETS -- (0.3)%                                              (312,990)
                                                                  ------------
NET ASSETS -- 100.0%                                              $ 94,755,159
                                                                  ------------
                                                                  ------------

*<F25>  Non-income producing.
#<F26>  Loaned securities.
\<F27> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

                                                                                                       PRINCIPAL
  DESCRIPTION                                                                                           AMOUNT           VALUE
  -----------                                                                                          ---------         -----

LONG-TERM TAX-EXEMPT SECURITIES -- 97.4%

ARKANSAS -- 0.4%
        Hot Springs, Arkansas, New Public Housing Authority, 5.125%, due 06-01-2007                   $  540,000      $    565,461

GEORGIA -- 0.5%
        Atlanta, Georgia, New Public Housing Authority, 5.00%, due 05-01-2007                            325,000           338,949
        Augusta, Georgia, New Public Housing Authority, 3.75%, due 04-01-2007                             75,000            76,355
        Macon, Georgia, New Public Housing Authority, 4.00%, due 11-01-2007                               65,000            66,912
        Newnan, Georgia, New Public Housing Authority, 5.00%, due 04-01-2012                             250,000           267,898

GUAM -- 3.4%
        Guam Power Authority Revenue Bonds, 1999 Series A,
        5.125%, due 10-01-2029                                                                         5,000,000         5,211,650
        5.25%, due 10-01-2009                                                                            250,000           271,445

ILLINOIS -- 1.4%
        Chicago, Illinois, New Public Housing Authority, 3.625%, due 06-01-2006                          515,000           520,279

        Peoria, Illinois, New Public Housing Authority,
        5.00%, due 06-01-2012                                                                            300,000           321,468
        4.875%, due 10-01-2008                                                                         1,380,000         1,469,189

INDIANA -- 0.3%
        Indianapolis, Indiana, New Public Housing Authority, 5.125%, due 12-01-2006                      400,000           415,164

LOUISIANA -- 0.1%
        East Baton Rouge, Louisiana, New Public Housing Authority, 3.75%, due 08-01-2005                 105,000           105,373

MASSACHUSETTS -- 0.7%
        Massachusetts State Housing Finance Agency, Multi-Family Housing Bonds, First Issue,
        1979 Series A, (Escrowed to Maturity), 7.00%, due 04-01-2021                                     870,000         1,150,488

MICHIGAN -- 0.1%
        Monroe, Michigan, New Public Housing Authority, 5.125%, due 09-01-2005                           100,000           100,921
        Port Huron, Michigan, New Public Housing Authority, 4.00%, due 04-01-2008                         75,000            77,347

NEVADA -- 0.2%
        Las Vegas, Nevada, New Public Housing Authority, 5.00%, due 01-01-2012                           255,000           273,212

NEW JERSEY -- 0.4%
        Newark, New Jersey, New Public Housing Authority,
        5.25%, due 04-01-2009                                                                            285,000           304,998
        4.50%, due 04-01-2008                                                                            250,000           261,287

NEW YORK -- 0.4%
        New York, New York, New Public Housing Authority,
        5.00%, due 01-01-2012                                                                            200,000           214,284
        5.375%, due 01-01-2012                                                                           200,000           214,270

        Poughkeepsie, New York, New Public Housing Authority,
        5.25%, due 04-01-2010                                                                            225,000           240,901

NORTH CAROLINA -- 0.4%
        Durham, North Carolina, New Public Housing Authority,
        5.125%, due 12-01-2013                                                                           210,000           224,952
        5.00%, due 02-01-2012                                                                            400,000           428,584

NORTH DAKOTA -- 0.3%
        Burleigh County, North Dakota, New Public Housing Authority,
        4.875%, due 01-01-2010                                                                           185,000           198,055
        4.875%, due 01-01-2009                                                                           200,000           213,108

N MARIANA ISLANDS -- 0.1%
        Commonwealth of the Northern Mariana Islands General Obligation Bonds,
        Series 1999A, (Public School System Projects), 5.125%, due 10-01-2008                            100,000           105,934

OHIO -- 0.8%
        Youngstown, Ohio, New Public Housing Authority,
        5.00%, due 05-01-2012                                                                            300,000           321,483
        5.00%, due 05-01-2011                                                                            500,000           535,645
        4.875%, due 05-01-2010                                                                           200,000           214,178
        4.875%, due 05-01-2009                                                                           250,000           267,510

OREGON -- 0.1%
        Portland, Oregon, New Public Housing Authority, 5.375%, due 02-01-2007                           100,000           104,395

PENNSYLVANIA -- 0.4%
        Allentown, Pennsylvania, New Public Housing Authority, 4.875%, due 05-01-2011                    270,000           289,246
        Clinton County, Pennsylvania, New Public Housing Authority, 5.25%, due 11-01-2007                200,000           211,862
        Lackawanna County, Pennsylvania, New Public Housing Authority, 5.75%, due 05-01-2005             100,000           100,000
        York, Pennsylvania, New Public Housing Authority, 5.00%, due 08-01-2005                          100,000           100,654

PUERTO RICO -- 5.8%
        Commonwealth of Puerto Rico Public Improvement Revenue Refunding, Unrefunded Balance,
        5.125%, due 07-01-2030                                                                         1,215,000         1,290,938
        5.25%, due 07-01-2027                                                                            755,000           806,023

        Commonwealth of Puerto Rico Public Improvement Revenue Refunding,
++<F28> 5.125%, prerefunded 07-01-2011 at 100                                                          1,975,000         2,190,551
        5.25%, prerefunded 07-01-2011 at 100                                                           1,205,000         1,344,888

        Commonwealth of Puerto Rico, General Obligation Unlimited,
        5.375%, prerefunded 07-01-2007 at 101.5                                                          340,000           363,521

        Commonwealth of Puerto Rico General Obligation Unlimited, Series A,
        5.50%, due 07-01-2020                                                                          1,000,000         1,174,210

        Commonwealth of Puerto Rico, Highway & Transportation, Grant Antic Revenue,
        5.00%, due 09-15-2020                                                                            780,000           843,133

        Commonwealth of Puerto Rico, Highway & Transportation, Series E,
        5.50%, due 07-01-2023                                                                          1,120,000         1,335,331

SOUTH CAROLINA -- 0.1%
        Marion, South Carolina, New Public Housing Authority, 4.875%, due 09-01-2010                     200,000           214,208

TENNESSEE -- 0.1%
        Nashville, Tennessee, New Public Housing Authority, 5.00%, due 08-01-2010                        190,000           203,503

TEXAS -- 0.4%
        Waco, Texas, New Public Housing Authority,
        4.875%, due 12-01-2012                                                                           200,000           214,358
        4.875%, due 12-01-2009                                                                           340,000           363,902
        4.875%, due 12-01-2006                                                                           100,000           103,408

VIRGIN ISLANDS -- 1.5%
        Virgin Islands Water and Power Authority Revenue Bonds, Water System Revenue Refunding,
        5.25%, due 07-01-2012                                                                            255,000           279,098

        Virgin Islands Water and Power Authority Revenue Bonds, Electric System Revenue,
        5.00%, due 07-01-2010                                                                            470,000           510,382
        5.00%, due 07-01-2009                                                                          1,500,000         1,613,370

WISCONSIN -- 79.5%
        Appleton, Wisconsin, Redevelopment Authority Fox Cities Performing Arts Project,
        4.85%, due 09-01-2019                                                                            435,000           451,517
        4.75%, due 09-01-2017                                                                            360,000           375,142

        Ashland, Wisconsin, Housing Authority Student Housing Revenue, Northland College Project,
        5.10%, due 04-01-2018                                                                            500,000           509,025

        Ashwaubenon, Wisconsin, Community Development
        Authority Lease Revenue, Arena Project, Series A,
        5.80%, prerefunded 06-01-2009 at 100                                                           1,320,000         1,463,418
        5.70%, prerefunded 06-01-2009 at 100                                                             350,000           386,694
        5.60%, prerefunded 06-01-2009 at 100                                                             100,000           110,102
        5.20%, prerefunded 06-01-2009 at 100                                                             200,000           217,154

        Ashwaubenon, Wisconsin, Community Development
        Authority Revenue Refunding, Arena Project,
        5.00%, due 06-01-2023                                                                            900,000           946,458
        5.20%, due 06-01-2022                                                                            500,000           536,320
        5.05%, due 06-01-2019                                                                          1,005,000         1,075,189
        4.70%, due 06-01-2015                                                                            500,000           528,310

        Clintonville, Wisconsin, Redevelopment Authority Lease Revenue Bonds,
        4.40%, due 06-01-2021                                                                             75,000            75,782
        4.30%, due 06-01-2020                                                                             75,000            75,502
        4.25%, due 06-01-2019                                                                             75,000            75,504

        Cudahy, Wisconsin, Community Development Authority
        Redevelopment Lease Revenue, dated 08-01-1999,
        5.125%, due 06-01-2019                                                                         1,595,000         1,676,504
        5.10%, due 06-01-2017                                                                          2,430,000         2,553,760
        5.00%, due 06-01-2014                                                                            215,000           227,311
        4.70%, due 06-01-2009                                                                            150,000           158,235

        Cudahy, Wisconsin, Community Development Authority
        Redevelopment Lease Revenue, dated 12-01-2002,
        4.00%, due 06-01-2012                                                                            100,000           103,361

        Cudahy, Wisconsin, Community Development Authority
        Redevelopment Lease Revenue, dated 11-01-2003,
        3.65%, due 06-01-2013                                                                            200,000           200,274
        3.30%, due 06-01-2011                                                                            175,000           174,615
        3.00%, due 06-01-2010                                                                            125,000           123,431

        Cudahy, Wisconsin, Community Development Authority
        Lease Revenue Refunding, Series 2005,
        3.25%, due 06-01-2011                                                                            250,000           248,768
        3.00%, due 06-01-2010                                                                            250,000           243,117

        Eau Claire, Wisconsin, Housing Authority Housing Revenue
        Refunding, London Hill Townhouses Project, Series A,
        6.25%, due 05-01-2015                                                                            645,000           646,464

        Glendale, Wisconsin, Community Development Authority Lease
        Revenue, Tax Increment District No. 7, Series A,
        5.40%, prerefunded 09-01-2008 at 100                                                           3,275,000         3,520,756
        5.30%, prerefunded 09-01-2008 at 100                                                             100,000           107,190

        Glendale, Wisconsin, Community Development Authority Lease
        Revenue, Tax Increment District No. 7,
        4.875%, due 09-01-2019                                                                         1,000,000         1,039,350
        4.75%, due 09-01-2017                                                                          1,250,000         1,302,575
        4.55%, due 09-01-2014                                                                          1,000,000         1,040,200

        Glendale, Wisconsin, Community Development Authority Lease
        Revenue Refunding, Tax Increment District No. 7,
        4.50%, due 09-01-2018                                                                          2,000,000         2,050,080
        4.35%, due 09-01-2016                                                                          1,000,000         1,018,170

        Glendale, Wisconsin, Community Development Authority Lease
        Revenue Refunding, Tax Increment District No. 6,
        5.00%, due 10-01-2019                                                                             50,000            52,771
        5.00%, due 10-01-2018                                                                             50,000            52,945

        Glendale, Wisconsin, Community Development Authority Lease
        Revenue, Series 2004A, (Bayshore Public Parking Facility),
        5.00%, due 10-01-2024                                                                          1,500,000         1,592,415

        Grant County, Wisconsin, Housing Authority Revenue Refunding,
        Orchard Manor Project,
        5.35%, due 07-01-2026                                                                          1,000,000         1,021,450
        5.25%, due 07-01-2018                                                                            500,000           510,895

        Green Bay/Brown County Professional Football Stadium
        District Sales Tax Revenue, Lambeau Field Renovation Project,
        5.00%, due 02-01-2019                                                                          2,500,000         2,633,525
        4.90%, due 02-01-2016                                                                          1,000,000         1,058,320
        4.85%, due 02-01-2015                                                                          1,020,000         1,081,200

        Green Bay, Wisconsin, Housing Authority Housing Revenue
        Refunding Student Housing, University Village Housing, Inc. Project,
        6.00%, due 04-01-2017                                                                            150,000           150,444

        Green Bay, Wisconsin, Housing Authority Housing Revenue
        Student Housing, University Village Housing, Series A,
        5.125%, due 04-01-2021                                                                            75,000            76,625

        Green Bay, Wisconsin, Redevelopment Authority
        Lease Revenue, Convention Center Project, Series A,
        5.10%, due 06-01-2029                                                                          1,000,000         1,035,250

        Green Bay, Wisconsin, Redevelopment Authority
        Revenue, Bellin Memorial Hospital Project, Series A,
        5.50%, due 02-15-2021                                                                            400,000           413,904

        Jackson, Wisconsin, Community Development Authority Revenue Refunding,
        5.10%, due 12-01-2017                                                                            725,000           741,573
        4.90%, due 12-01-2013                                                                            100,000           104,023
        4.35%, due 12-01-2008                                                                            100,000           102,391

        Johnson Creek, Wisconsin, Community Development
        Authority, Lease Revenue Bond, Tax Incremental District # 2,
        4.85%, due 12-01-2022                                                                            200,000           209,862

        Kenosha, Wisconsin, Housing Authority Multifamily Housing,
        Revenue GNMA Collateralized, Villa Ciera Project, Series A,
        6.00%, due 11-20-2041                                                                          1,000,000         1,050,900

        Lake Delton, Wisconsin, Community Development
        Authority Multifamily Revenue, GNMA Collateralized, Woodland Park Project,
        5.40%, due 02-20-2043                                                                            250,000           258,243

        Little Chute, Wisconsin, Community Development Authority Lease Revenue,
        5.625%, prerefunded 03-01-2006 at 100                                                            500,000           511,830

        Little Chute, Wisconsin, Community Development
        Authority Lease Revenue Refunding Bonds, Series 2004,
        4.35%, due 03-01-2018                                                                            200,000           205,152
        4.25%, due 03-01-2017                                                                            200,000           204,574

        Madison, Wisconsin, Community Development Authority Revenue Quarters, 2nd Mortgage,
        5.875%, (variable after 07-01-2011), due 07-01-2016                                              205,000           204,235

        Madison, Wisconsin, Community Development Authority Student
        Housing Revenue, Edgewood College Project,
        6.25%, due 04-01-2014                                                                          1,370,000         1,373,398

        Madison, Wisconsin, Community Development Authority
        Revenue, Meriter Retirement Services, Inc. Project,
        6.125%, due 12-01-2019                                                                         1,500,000         1,504,560

        Madison, Wisconsin, Community Development Authority Revenue, Fluno Center Project,
        5.00%, due 11-01-2020                                                                          3,050,000         3,168,858
        4.10%, due 11-01-2008                                                                             40,000            41,594

        Mayville, Wisconsin, Community Development Lease Revenue Refunding, Series 2005,
        4.15%, due 04-01-2017                                                                            175,000           175,772
        3.90%, due 04-01-2015                                                                            200,000           201,042
        3.80%, due 04-01-2014                                                                            300,000           301,572
        3.65%, due 04-01-2013                                                                            175,000           175,833

        Medford, Wisconsin, Community Development Lease Revenue Refunding, Series 2004A,
        4.60%, due 12-01-2021                                                                            245,000           249,180
        4.55%, due 12-01-2020                                                                            230,000           233,933
        4.25%, due 12-01-2019                                                                            220,000           223,769

        Middleton, Wisconsin, Community Development Authority Lease Revenue, Series A,
        4.55%, due 10-01-2018                                                                            500,000           519,090
        4.35%, due 10-01-2017                                                                          1,630,000         1,677,808
        2.90%, due 10-01-2007                                                                            100,000            99,699

        Milwaukee, Wisconsin, Redevelopment Authority Development
        Revenue Refunding, 2430 West Wisconsin Avenue Project,
        3.60%, due 03-01-2014                                                                            310,000           309,293
        3.50%, due 03-01-2013                                                                            645,000           643,665
        3.40%, due 03-01-2012                                                                            480,000           478,824
        3.25%, due 03-01-2011                                                                            500,000           496,050
        3.00%, due 03-01-2010                                                                            230,000           228,155

        Milwaukee, Wisconsin, Redevelopment Authority Development Revenue
        Refunding YMCA of Metropolitan Milwaukee Inc. Project,
        5.10%, due 12-01-2023                                                                          1,000,000         1,014,960

        Milwaukee, Wisconsin, Redevelopment Authority
        Development Revenue Refunding Marquette University Project,
        4.35%, due 11-01-2018                                                                            500,000           512,205
        4.25%, due 11-01-2017                                                                          1,000,000         1,023,200
        4.15%, due 11-01-2016                                                                          1,275,000         1,303,025

        Milwaukee, Wisconsin, Redevelopment Authority Mortgage
        Revenue Refunding Schlitz Park Project, Series A,
        5.50%, due 01-01-2017                                                                          2,820,000         2,822,228

        Milwaukee, Wisconsin, Redevelopment Authority Mortgage
        Revenue Refunding Schlitz Park Project, Series B,
        5.60%, due 01-01-2015                                                                          2,190,000         2,226,682

        Milwaukee, Wisconsin, Redevelopment Authority
        Revenue YWCA of Greater Milwaukee Project, Series A,
        5.30%, due 06-01-2029                                                                          1,800,000         1,868,958
        5.25%, due 06-01-2019                                                                            430,000           447,424

        Milwaukee, Wisconsin, Redevelopment Authority
        Revenue YWCA of Greater Milwaukee Project, Series B,
        5.20%, due 06-01-2029                                                                            355,000           368,643
        5.15%, due 06-01-2019                                                                            200,000           208,780

        Milwaukee, Wisconsin, Redevelopment Authority Revenue Summerfest Project,
        4.95%, due 08-01-2020                                                                          1,250,000         1,321,313
        4.85%, due 08-01-2017                                                                            500,000           526,345
        4.80%, due 08-01-2016                                                                            500,000           527,240
        4.70%, due 08-01-2015                                                                            500,000           523,920

        Milwaukee, Wisconsin, Redevelopment Authority
        Milwaukee School of Engineering Project, Series B,
        3.50%, due 07-01-2009                                                                            250,000           253,865

        Milwaukee, Wisconsin, Redevelopment Authority Revenue Bonds,
        Milwaukee Public Schools-Neighborhood Schools Initiative,
        4.125%, due 08-01-2018                                                                         2,010,000         2,031,607
        4.10%, due 08-01-2017                                                                          1,000,000         1,014,640
        4.00%, due 08-01-2016                                                                          1,000,000         1,013,280
        3.80%, due 08-01-2014                                                                          1,000,000         1,011,970
        3.65%, due 08-01-2013                                                                          2,000,000         2,011,260
        3.25%, due 08-01-2011                                                                          1,000,000           994,380
        4.00%, due 08-01-2010                                                                             50,000            51,841

        Muskego Wisconsin, Community Development Authority
        Community Development Lease Revenue, Series 2003,
        4.00%, due 06-01-2018                                                                             75,000            73,871
        3.90%, due 06-01-2017                                                                            110,000           108,021
        3.80%, due 06-01-2016                                                                            100,000            97,697

        Neenah, Wisconsin, Community Development Authority Lease Revenue, Series 2004A,
        4.70%, due 12-10-2028                                                                          1,250,000         1,272,150
        5.125%, due 12-01-2023                                                                         1,000,000         1,072,280
        4.30%, due 12-10-2020                                                                          1,000,000         1,018,860

        New Berlin, Wisconsin, Housing Authority Revenue
        Capital Appreciation, Apple Glen Project, Series A,
        Zero %, due 05-01-2010                                                                            70,000            51,936
        Zero %, due 11-01-2009                                                                            65,000            49,668
        Zero %, due 05-01-2009                                                                            70,000            55,179
        Zero %, due 11-01-2007                                                                            65,000            56,726
        Zero %, due 05-01-2007                                                                            70,000            62,818

        New Berlin, Wisconsin, Housing Authority Revenue
        Refunding, Apple Glen Project, Series A,
        6.70%, due 11-01-2017                                                                          1,210,000         1,227,388

        North Fond du Lac, Wisconsin, Redevelopment Lease Revenue Refunding, Series 2005,
        4.35%, due 12-01-2017                                                                            325,000           325,263

        Oak Creek, Wisconsin, Housing Authority Revenue Refunding,
        Wood Creek Project,
        5.625%, due 07-20-2029                                                                         2,205,000         2,207,073
        5.50%, due 07-20-2019                                                                          1,000,000         1,000,880

        Oak Creek, Wisconsin, Housing Authority Revenue Capital Appreciation,
        Wood Creek Project,
        Zero %, due 01-20-2014                                                                            60,000            36,726
        Zero %, due 07-20-2013                                                                           125,000            78,976
        Zero %, due 01-20-2013                                                                           125,000            81,221
        Zero %, due 01-20-2012                                                                            65,000            44,460
        Zero %, due 07-20-2011                                                                           125,000            87,901
        Zero %, due 01-20-2011                                                                           125,000            90,429
        Zero %, due 07-20-2007                                                                            50,000            43,497

        Oconto Falls, Wisconsin, Community Development
        Authority Revenue, Oconto Falls Tissue, Inc. Project,
        7.75%, due 12-01-2022                                                                            800,000           638,200

        Oconto Falls, Wisconsin, Community Development
        Authority Development Revenue,
        8.125%, due 12-01-2022                                                                         1,400,000         1,135,876

        Onalaska, Wisconsin, Community Development
        Authority Lease Revenue,
        4.15%, due 10-01-2016                                                                            200,000           206,302
        4.00%, due 10-01-2015                                                                            100,000           102,658
        3.90%, due 10-01-2014                                                                            100,000           102,303
        3.65%, due 10-01-2012                                                                            100,000            99,933

        Oostburg, Wisconsin, Community Development Authority Lease Revenue,
        4.40%, due 05-01-2022                                                                            110,000           110,663
        4.35%, due 05-01-2001                                                                            105,000           105,634

        Oshkosh, Wisconsin, Housing Authority Revenue,
        GNMA Collateralized, VNA Assisted Living Inc. Project,
        5.75%, due 09-20-2038                                                                          1,260,000         1,279,593
        5.45%, due 09-20-2017                                                                            125,000           127,131

        Schofield, Wisconsin, Community Development Authority,
        Redevelopment Lease Revenue Refunding Bond, Series 2004,
        4.60%, due 10-01-2017                                                                            100,000           104,094
        4.50%, due 10-01-2015                                                                            100,000           104,354

        Sheboygan, Wisconsin, Housing Authority Multifamily Revenue Refunding,
        GNMA Collateralized, Lake Shore Apartments Project, Series A,
        5.10%, due 11-20-2026                                                                          1,000,000         1,010,640

        Shorewood, Wisconsin, Community Development
        Authority Lease Revenue Refunding, Arena Project,
        4.35%, due 12-01-2006                                                                            150,000           153,626

        Slinger, Wisconsin, Redevelopment Authority Lease Revenue Refunding,
        4.70%, due 09-01-2012                                                                            400,000           409,172

        Southeast Wisconsin Professional Baseball Park District
        League Capital Appreciation Certificate of Participation,
        Zero %, due 12-15-2017                                                                         1,000,000           594,900
        Zero %, due 12-15-2015                                                                           970,000           637,106

        Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 1996,
        5.80%, prerefunded 03-13-2007 at 101                                                             280,000           298,116
        5.70%, prerefunded 03-13-2007 at 101                                                             150,000           159,435
        5.75%, prerefunded 03-13-2007 at 101                                                           1,095,000         1,164,861
        5.45%, prerefunded 03-13-2007 at 101                                                              50,000            52,912

        Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, Series A,
        5.50%, due 12-15-2026                                                                          2,210,000         2,601,435
        5.50%, due 12-15-2018                                                                            250,000           290,205

        Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 2001A,
        5.10%, due 12-15-2029                                                                            170,000           177,956

        Southeast Wisconsin Professional Baseball Park
        District Sales Tax Revenue Refunding, Junior Lien, Series B
        5.50%, due 12-15-2009                                                                            615,000           676,592

        Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue,
        5.875%, prerefunded 12-15-2009 at 100                                                            135,000           151,293

        Sturgeon Bay, Wisconsin, Waterfront Redevelopment Authority Lease Revenue Series A,
        5.20%, due 10-01-2021                                                                          1,000,000         1,044,000

        Sturgeon Bay, Wisconsin, Waterfront Redevelopment Authority Lease Revenue Series B-ACA-CBI,
        5.15%, due 10-01-2020                                                                            500,000           509,350
        5.00%, due 10-01-2017                                                                          1,000,000         1,017,490

        Sun Prairie, Wisconsin, Community Development Authority Lease Revenue, Series 2003,
        4.50%, due 08-01-2021                                                                            150,000           154,046
        4.40%, due 08-01-2020                                                                            150,000           154,594

        Sun Prairie, Wisconsin, Community Development Lease Revenue, Series 2005,
        (Tax Incremental District No. 8),
        4.35%, due 08-01-2022                                                                            975,000           982,166
        4.30%, due 08-01-2021                                                                            975,000           982,186

        Verona, Wisconsin, Community Development Authority Lease Revenue Series A,
        5.50%, due 06-01-2017                                                                            445,000           458,688

        Verona, Wisconsin (Dane County), Community Development
        Authority Community Development Lease Revenue,
        4.25%, due 12-01-2021                                                                             50,000            49,939
        4.20%, due 12-01-2020                                                                             50,000            49,942
        4.00%, due 12-01-2018                                                                             50,000            49,740
        3.90%, due 12-01-2017                                                                            100,000            98,628
        3.80%, due 12-01-2016                                                                            100,000            98,523

        Verona, Wisconsin, Community Development Authority,
        Community Development Lease Revenue, 2004 Series,
        4.85%, due 02-01-2022                                                                            200,000           209,268
        4.80%, due 02-01-2020                                                                            100,000           104,272

        Walworth County, Wisconsin, Housing Authority Housing
        Revenue, FHA, Kiwanis Heritage Senior  Apartments Project,
        5.70%, due 03-01-2039                                                                            460,000           470,663

        Waterford, Wisconsin, Community Development Lease Revenue
        Refunding, Series 2005,
        4.65%, due 10-01-2020                                                                            750,000           766,613

        Watertown, Wisconsin, Community Development
        Authority Redevelopment Lease Revenue, Series A,
        5.00%, due 05-01-2018                                                                            750,000           762,705
        4.80%, due 05-01-2008                                                                             75,000            77,547

        Waukesha, Wisconsin, Housing Authority Revenue Refunding,
        Oak Hills Terrace Project,
        5.45%, due 06-01-2027                                                                          2,000,000         2,007,200

        Waukesha, Wisconsin, Redevelopment Authority Development Revenue,
        GNMA Collateralized, Avalon Square, Inc. Project,
        5.00%, due 06-20-2021                                                                          1,000,000         1,060,210

        Waupaca, Wisconsin, Community Development Authority,
        Community Lease Revenue Bond, Series A,
        4.60%, due 04-01-2017                                                                            300,000           313,596
        4.50%, due 04-01-2016                                                                            100,000           104,017

        Waupaca, Wisconsin, Community Development Authority,
        Lease Revenue, Series 2003A,
        4.50%, due 04-01-2017                                                                            200,000           205,486
        4.40%, due 04-01-2016                                                                            200,000           204,554
        4.20%, due 04-01-2014                                                                            100,000           102,501

        Wauwatosa, Wisconsin, Housing Capital Appreciation Revenue
        Refunding, Hawthorne Terrace Project, Series A,
        Zero %, due 11-01-2010                                                                           100,000            73,053
        Zero %, due 05-01-2010                                                                           105,000            78,930
        Zero %, due 11-01-2009                                                                           100,000            77,419
        Zero %, due 05-01-2009                                                                           105,000            83,639
        Zero %, due 11-01-2008                                                                           100,000            82,265
        Zero %, due 05-01-2008                                                                           105,000            88,827
        Zero %, due 05-01-2006                                                                           105,000            99,702
        Zero %, due 11-01-2005                                                                           100,000            97,708
        Zero %, due 05-01-2005                                                                            70,000            70,000

        Wauwatosa, Wisconsin, Housing Authority Revenue
        Refunding, Hawthorne Terrace Project, Series A,
        6.70%, due 11-01-2022                                                                            495,000           495,178
        6.70%, due 11-01-2019                                                                          1,060,000         1,072,741

        Wauwatosa, Wisconsin, Redevelopment Authority Lease Revenue,
        5.65%, due 12-01-2015                                                                            750,000           799,072
        4.95%, due 12-01-2005                                                                            135,000           136,797

        West Bend, Wisconsin, Redevelopment Authority Lease Revenue,
        4.65%, due 10-01-2028                                                                            250,000           252,665
        4.60%, due 10-01-2025                                                                            150,000           151,853
        4.55%, due 10-01-2024                                                                            250,000           254,140
        4.50%, due 10-01-2003                                                                            250,000           254,150

        Weston, Wisconsin, Community Development Authority Lease Revenue,
        4.45%, due 10-01-2019                                                                            500,000           510,185
        4.35%, due 10-01-2018                                                                            500,000           507,020

        Weston, Wisconsin, Community Development Lease Revenue, Series 2004A,
        4.70%, due 10-01-2021                                                                          1,230,000         1,271,549
        4.40%, due 10-01-2018                                                                            500,000           509,640
        4.25%, due 10-01-2017                                                                            200,000           202,472
        4.10%, due 10-01-2016                                                                            500,000           503,485

        Weston, Wisconsin, Community Development Lease Revenue, Series 2004B,
        4.75%, due 10-01-2023                                                                            140,000           144,281
        4.75%, due 10-01-2022                                                                            130,000           134,381

        Winnebago County, Wisconsin, Housing Authority 1st Mortgage
        Revenue Refunding, Section 8 Assisted Housing Project,
        5.625%, due 05-01-2010                                                                           135,000           130,143
        5.625%, due 05-01-2009                                                                           125,000           121,250
        5.625%, due 05-01-2008                                                                           120,000           117,059
        5.625%, due 05-01-2007                                                                           115,000           113,736
        5.625%, due 05-01-2006                                                                           105,000           104,507
        5.625%, due 05-01-2005                                                                           100,000           100,000

        Winnebago County, Wisconsin, Housing Authority Housing Revenue, Series A,
        7.125%, due 03-01-2022                                                                           380,000           381,801
        6.875%, due 03-01-2012                                                                           150,000           150,656

        Wisconsin Center District Junior Dedicated Tax Revenue, Series B,
        5.75%, prerefunded 12-15-2006 at 101                                                           3,590,000         3,794,881
        5.70%, prerefunded 12-15-2006 at 101                                                           3,235,000         3,417,066

        Wisconsin Center District Capital Appreciation Senior Dedicated Tax Revenue,
        Zero %, due 12-15-2026                                                                         2,500,000           891,150

        Wisconsin Center District Junior Dedicated Tax Revenue Refunding,
        5.25%, due 12-15-2023                                                                          1,010,000         1,154,450

        Wisconsin Dells, Wisconsin, Community Development Authority Lease Revenue,
        5.00%, due 09-01-2024                                                                            110,000           114,154

        Wisconsin Housing Finance Authority Revenue,
        6.10%, prerefunded 12-01-2017 at 100                                                           1,240,000         1,438,375
        6.10%, prerefunded 12-01-2017 at 100                                                           1,335,000         1,548,573

        Wrightstown, Wisconsin, Community Development Authority Revenue,
        6.00%, prerefunded 06-01-2008 at 100                                                             300,000           326,703
                                                                                                                      ------------
Total Long-Term Tax-Exempt Securities (Cost $150,012,490)                                                              155,878,537
                                                                                                                      ------------

SHORT-TERM TAX-EXEMPT SECURITIES -- 1.2%

DEMAND NOTES -- 1.1%
        Madison, Wisconsin, Community Development Authority Monticello Apartments,
        3.05%, weekly reset, due 04-01-2023                                                              170,000           170,000

        Milwaukee, Wisconsin, Redevelopment Authority Development Revenue,
        Kennedy II Assoc. Ltd., 2.05%, semi-annual reset, due 12-01-2010                                 895,000           895,000

        Waukesha, Wisconsin, Redevelopment Authority Revenue Womens Center, Inc. Project,
        3.10%, weekly reset, due 03-01-2033                                                              835,000           835,000
                                                                                                                      ------------
Total Demand Notes                                                                                                       1,900,000
                                                                                                                      ------------

MONEY MARKET -- 0.1%
        AIM Tax-Free Investments Co. - Cash Reserve Portfolio, Private Class                              93,534            93,534
                                                                                                                      ------------
Total Short-Term Tax-Exempt Securities (Cost $1,993,534)                                                                 1,993,534
                                                                                                                      ------------
TOTAL INVESTMENTS -- 98.6% (COST $152,006,024)                                                                         157,872,071
OTHER ASSETS, LESS OTHER LIABILITIES -- 1.4%                                                                             2,175,081
                                                                                                                      ------------
NET ASSETS -- 100.0%                                                                                                  $160,047,152
                                                                                                                      ------------
                                                                                                                      ------------

++<F28> Segregated - pledged as collateral on bonds purchased on a when issued basis.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2005 (UNAUDITED)

                                                                                                    DOW JONES        DOW JONES
                                                                                                      EQUITY           U.S.
                                                                 S&P 100        PSE TECH 100          INCOME        HEALTH CARE
                                                                  INDEX            INDEX             100 PLUS        100 PLUS
                                                                 -------        ------------        ---------       -----------
ASSETS:
Investments:
   Cost basis of investments                                   $165,415,219     $664,722,579        $2,686,913      $78,885,731
                                                               ------------     ------------        ----------      -----------
                                                               ------------     ------------        ----------      -----------
   Long-term investments in securities                         $181,527,722     $399,473,255        $2,305,807      $74,514,766
   Short-term investments                                        11,725,977       84,817,227           356,062       11,677,913
                                                               ------------     ------------        ----------      -----------
       Total investments (See Schedule of Investments)          193,253,699      484,290,482         2,661,869       86,192,679
                                                               ------------     ------------        ----------      -----------
Cash                                                                     --               --                --               --
Receivables:
   Capital shares sold                                                4,614          310,391           307,619          108,731
   Dividends and interest                                           278,522          142,853             2,222           47,879
   Investments sold                                               1,391,389        1,932,995                --           20,738
   Due from advisor                                                      --               --             3,717            1,668
   Margin variation                                                  15,258           15,600                --               --
                                                               ------------     ------------        ----------      -----------
       Total receivables                                          1,689,783        2,401,839           313,558          179,016
Other assets                                                         36,150           53,458            43,268           35,063
                                                               ------------     ------------        ----------      -----------
   Total assets                                                $194,979,632     $486,745,779        $3,018,695      $86,406,758
                                                               ------------     ------------        ----------      -----------
                                                               ------------     ------------        ----------      -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2005 (UNAUDITED)

                                                                                                    DOW JONES        DOW JONES
                                                                                                      EQUITY           U.S.
                                                                 S&P 100        PSE TECH 100          INCOME        HEALTH CARE
                                                                  INDEX            INDEX             100 PLUS        100 PLUS
                                                                 -------        ------------        ---------       -----------
LIABILITIES:
Payables:
   Capital shares redeemed                                     $    538,416     $  1,162,408        $       --      $   148,865
   Distributions to shareholders                                         --               --                --               --
   Management fees                                                   60,426          101,137               475           32,512
   Administration fees                                               15,228           33,794                86            6,010
   Distribution and shareholder servicing fees                       71,356          155,310               424           25,935
   Other accrued expenses                                           161,840          325,771             3,934           49,343
   Collateral on securities loaned at market value               11,620,935       84,508,169                --       11,316,067
   Investments purchased                                                 --               --           486,973          111,991
   Other liabilities                                                     52              166                58               --
                                                               ------------     ------------        ----------      -----------
       Total liabilities                                         12,468,253       86,286,755           491,950       11,690,723
                                                               ------------     ------------        ----------      -----------
       Net Assets:                                             $182,511,379     $400,459,024        $2,526,745      $74,716,035
                                                               ------------     ------------        ----------      -----------
                                                               ------------     ------------        ----------      -----------
Net Assets Consist Of:
   Capital stock                                                151,676,717      574,720,876         2,551,731       66,740,728
   Undistributed net investment income (loss)                       562,157       (1,267,301)            1,005         (102,341)
   Undistributed net realized gains (losses) on investments       2,429,133        7,433,066              (947)         770,700
   Net unrealized appreciation (depreciation) on investments     27,843,372     (180,427,617)          (25,044)       7,306,948
                                                               ------------     ------------        ----------      -----------
   Total net assets                                            $182,511,379     $400,459,024        $2,526,745      $74,716,035
                                                               ------------     ------------        ----------      -----------
                                                               ------------     ------------        ----------      -----------

NET ASSET VALUE,OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                             $129,462,592     $263,753,169        $1,454,591      $28,849,144
   Shares Outstanding                                             4,153,702       12,964,756           149,978        2,549,963
   Redemption and Reinvestment Price                           $      31.17     $      20.34        $     9.70      $     11.31
   Offering Price                                              $      32.90     $      21.47        $    10.24      $     11.94
                                                               ------------     ------------        ----------      -----------
                                                               ------------     ------------        ----------      -----------
Class B
   Net Asset Value                                             $ 41,222,944     $ 85,922,894        $  722,370      $13,323,142
   Shares Outstanding                                             1,352,692        4,461,722            74,563        1,213,074
   Offering, Redemption and Reinvestment Price                 $      30.47     $      19.26        $     9.69      $     10.98
                                                               ------------     ------------        ----------      -----------
                                                               ------------     ------------        ----------      -----------
Class C
   Net Asset Value                                             $ 11,825,843     $ 32,325,303        $  349,784      $11,521,617
   Shares Outstanding                                               386,184        1,648,770            36,106        1,048,212
   Offering, Redemption and Reinvestment Price                 $      30.62     $      19.61        $     9.69      $     10.99
                                                               ------------     ------------        ----------      -----------
                                                               ------------     ------------        ----------      -----------
Class F
   Net Asset Value                                                              $ 18,457,658                        $21,022,132
   Shares Outstanding                                                                904,284                          1,852,051
   Offering, Redemption and Reinvestment Price                                  $      20.41                        $     11.35
                                                                                ------------                        -----------
                                                                                ------------                        -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2005 (UNAUDITED)

                                                                DOW JONES
                                                                   U.S.
                                                                FINANCIAL         STRATEGIC         GENEVA          WISCONSIN
                                                                 100 PLUS        ALLOCATION         GROWTH          TAX-EXEMPT
                                                                ---------        ----------         ------          ----------
ASSETS:
Investments:
   Cost basis of investments                                    $64,557,694      $57,819,946      $102,239,329     $152,006,024
                                                                -----------      -----------      ------------     ------------
                                                                -----------      -----------      ------------     ------------
   Long-term investments in securities                          $62,474,110      $58,672,439      $ 94,151,611     $155,878,537
   Short-term investments                                         6,156,462               --        27,422,471        1,993,534
                                                                -----------      -----------      ------------     ------------
       Total investments (See Schedule of Investments)           68,630,572       58,672,439       121,574,082      157,872,071
                                                                -----------      -----------      ------------     ------------
Cash                                                                     --          102,743                --               --
Receivables:
   Capital shares sold                                               46,983          163,152           411,392          125,059
   Dividends and interest                                           150,121               --            13,115        2,234,914
   Investments sold                                                      --               --                --          500,000
   Due from advisor                                                   2,012            4,777                --               --
                                                                -----------      -----------      ------------     ------------
       Total receivables                                            199,116          167,929           424,507        2,859,973
                                                                -----------      -----------      ------------     ------------
Other assets                                                         34,719           30,361            24,389           12,882
                                                                -----------      -----------      ------------     ------------
   Total assets                                                 $68,864,407      $58,973,472      $122,022,978     $160,744,926
                                                                -----------      -----------      ------------     ------------
                                                                -----------      -----------      ------------     ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2005 (UNAUDITED)

                                                                DOW JONES
                                                                   U.S.
                                                                FINANCIAL         STRATEGIC          GENEVA         WISCONSIN
                                                                 100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
                                                                ---------        ----------          ------         ----------
LIABILITIES:
Payables:
   Capital shares redeemed                                      $   171,211      $   108,950       $    88,887     $     73,967
   Distributions to shareholders                                         --               --                --          123,092
   Management fees                                                   27,437            4,661            57,400           64,177
   Administration fees                                                5,078            4,739             7,775           13,055
   Distribution and shareholder servicing fees                       20,803           30,961            36,264           37,241
   Other accrued expenses                                            43,193           24,572            41,315           60,889
   Collateral on securities loaned at market value                6,031,178               --        26,505,933               --
   Investments purchased                                                 --           81,000           530,245          325,353
   Other liabilities                                                     --               73                --               --
                                                                -----------      -----------       -----------     ------------
       Total liabilities                                          6,298,900          254,956        27,267,819          697,774
                                                                -----------      -----------       -----------     ------------
       Net Assets:                                              $62,565,507      $58,718,516       $94,755,159     $160,047,152
                                                                -----------      -----------       -----------     ------------
                                                                -----------      -----------       -----------     ------------
Net Assets Consist Of:
   Capital stock                                                 58,079,350       57,934,262        77,912,530      158,940,315
   Undistributed net investment income (loss)                       326,147         (131,833)         (519,566)           8,799
   Undistributed net realized gains (losses) on investments          87,132           63,594        (1,972,558)      (4,768,009)
   Net unrealized appreciation (depreciation) on investments      4,072,878          852,493        19,334,753        5,866,047
                                                                -----------      -----------       -----------     ------------
   Total net assets                                             $62,565,507      $58,718,516       $94,755,159     $160,047,152
                                                                -----------      -----------       -----------     ------------
                                                                -----------      -----------       -----------     ------------

NET ASSET VALUE,OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                              $23,959,367      $27,196,308       $67,549,741     $152,465,195
   Shares Outstanding                                             2,124,292        2,537,294         4,616,976       14,486,659
   Redemption and Reinvestment Price                            $     11.28      $     10.72       $     14.63     $      10.52
   Offering Price                                               $     11.91      $     11.31       $     15.44     $      10.90
                                                                -----------      -----------       -----------     ------------
                                                                -----------      -----------       -----------     ------------
Class B
   Net Asset Value                                              $ 9,777,362      $18,772,088       $19,581,363     $  3,497,827
   Shares Outstanding                                               871,853        1,770,648         1,399,695          332,402
   Offering, Redemption and Reinvestment Price                  $     11.21      $     10.60       $     13.99     $      10.52
                                                                -----------      -----------       -----------     ------------
                                                                -----------      -----------       -----------     ------------
Class C
   Net Asset Value                                              $ 9,631,888      $12,750,120       $ 7,624,055     $  4,084,130
   Shares Outstanding                                               861,877        1,202,013           538,649          388,315
   Offering, Redemption and Reinvestment Price                  $     11.18      $     10.61       $     14.15     $      10.52
                                                                -----------      -----------       -----------     ------------
                                                                -----------      -----------       -----------     ------------
Class F
   Net Asset Value                                              $19,196,890
   Shares Outstanding                                             1,697,190
   Offering, Redemption and Reinvestment Price                  $     11.31
                                                                -----------
                                                                -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                                                                                                     FOR THE PERIOD      FOR THE
                                                                                                  APRIL 1, 2005#<F29>   SIX MONTHS
                                                                                                        THROUGH           ENDED
                                                                       FOR THE SIX MONTHS ENDED      APRIL 30, 2005   APRIL 30, 2005
                                                                            APRIL 30, 2005             DOW JONES        DOW JONES
                                                                       ------------------------          EQUITY            U.S.
                                                                       S&P 100     PSE TECH 100          INCOME        HEALTH CARE
                                                                        INDEX         INDEX             100 PLUS         100 PLUS
                                                                       -------     ------------      --------------   --------------
INVESTMENT INCOME:
Dividends                                                             $3,127,874    $ 1,352,690         $  1,844        $  427,910
Interest                                                                   6,052         16,063              421             2,254
Security lending income                                                    8,449         68,416               --             5,177
                                                                      ----------    -----------         --------        ----------
   Total investment income                                             3,142,375      1,437,169            2,265           435,341
                                                                      ----------    -----------         --------        ----------
EXPENSES:
Investment advisory fees                                                 390,552        656,663              475           192,051
Custodian fees                                                            11,823         23,960               11             4,534
Transfer agent fees                                                      195,352        458,842              285            76,664
Accounting fees                                                           45,510         58,014              969            23,905
Distribution and shareholder servicing fees
   Class A                                                               171,264        361,734              157            35,144
   Class B                                                               224,718        478,560              189            65,552
   Class C                                                                64,219        165,934               78            53,442
Audit fees                                                                16,323         30,306            1,121            13,412
Legal fees                                                                11,479         34,563               17             6,975
Registration                                                              12,542         16,962              285            18,913
Communication                                                             27,071         71,446               76             8,504
Director fees                                                             23,997         51,527                9             8,469
Administration fees                                                       97,271        217,658               87            34,863
License fees                                                              12,320         46,544              729             8,145
Pricing expense                                                            3,982          3,982              418             3,982
Other expense                                                             15,918         37,957               71             7,521
                                                                      ----------    -----------         --------        ----------
   Total expenses                                                      1,324,341      2,714,652            4,977           562,076
                                                                      ----------    -----------         --------        ----------
Less advisor reimbursement                                                    --             --           (3,717)          (24,394)
Less broker reimbursement                                                     --        (10,182)              --                --
                                                                      ----------    -----------         --------        ----------
   Net expenses                                                        1,324,341      2,704,470            1,260           537,682
                                                                      ----------    -----------         --------        ----------
NET INVESTMENT INCOME (LOSS)                                           1,818,034     (1,267,301)           1,005          (102,341)
                                                                      ----------    -----------         --------        ----------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS                             3,142,971     14,761,268             (947)          916,249
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                547,223    (21,306,735)         (25,044)        7,114,021
                                                                      ----------    -----------         --------        ----------
   Net gains (losses) on investments                                   3,690,194     (6,545,467)         (25,991)        8,030,270
                                                                      ----------    -----------         --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $5,508,228    $(7,812,768)        $(24,986)       $7,927,929
                                                                      ----------    -----------         --------        ----------
                                                                      ----------    -----------         --------        ----------

#<F29>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                              FOR THE SIX MONTHS ENDED APRIL 30, 2005
                                                                       ------------------------------------------------------
                                                                       DOW JONES
                                                                         U.S.
                                                                       FINANCIAL     STRATEGIC        GENEVA       WISCONSIN
                                                                       100 PLUS      ALLOCATION       GROWTH       TAX-EXEMPT
                                                                       ---------     ----------       ------       ----------
INVESTMENT INCOME:
Dividends                                                              $ 883,105     $  252,015     $  144,470     $       --
Interest                                                                   2,145             --          9,413      3,606,168
Security lending income                                                    2,989             --         28,868             --
                                                                       ---------     ----------     ----------     ----------
   Total investment income                                               888,239        252,015        182,751      3,606,168
                                                                       ---------     ----------     ----------     ----------
EXPENSES:
Investment advisory fees                                                 173,473         26,670        321,741        392,520
Custodian fees                                                             3,595          3,987          5,305          8,631
Transfer agent fees                                                       55,046         47,444         41,591         48,492
Accounting fees                                                           22,217         19,740         27,896         39,920
Distribution and shareholder servicing fees
   Class A                                                                31,553         30,953         75,161        187,051
   Class B                                                                52,146         85,777         92,940         17,540
   Class C                                                                48,394         56,800         34,679         19,290
Audit fees                                                                14,231         13,050         12,869         16,989
Legal fees                                                                 6,300          5,317          8,558         12,694
Registration                                                              18,675         21,183         14,701            540
Communication                                                              8,182          9,300          7,166         11,438
Director fees                                                              7,042          6,114          9,863         20,294
Administration fees                                                       31,485         26,614         42,824         78,393
License fees                                                               8,145             --             --             --
Pricing expense                                                            3,482             --          1,353         22,150
Organization costs                                                            --         18,956             --             --
Other expense                                                              7,275          3,223          5,670         13,515
                                                                       ---------     ----------     ----------     ----------
   Total expenses                                                        491,241        375,128        702,317        889,457
                                                                       ---------     ----------     ----------     ----------
Less advisor reimbursement                                               (12,738)       (55,170)            --             --
                                                                       ---------     ----------     ----------     ----------
   Net expenses                                                          478,503        319,958        702,317        889,457
                                                                       ---------     ----------     ----------     ----------
NET INVESTMENT INCOME (LOSS)                                             409,736        (67,943)      (519,566)     2,716,711
                                                                       ---------     ----------     ----------     ----------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS                               154,551         98,885      1,917,070         38,622
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               (487,691)     1,024,488      1,062,601       (435,519)
                                                                       ---------     ----------     ----------     ----------
   Net gains (losses) on investments                                    (333,140)     1,123,373      2,979,671       (396,897)
                                                                       ---------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $  76,596     $1,055,430     $2,460,105     $2,319,814
                                                                       ---------     ----------     ----------     ----------
                                                                       ---------     ----------     ----------     ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    FOR THE PERIOD      FOR THE
                                                                                                  APRIL 1, 2005#<F30>  SIX MONTHS
                                                                                                        THROUGH          ENDED
                                                                      FOR THE SIX MONTHS ENDED      APRIL 30, 2005   APRIL 30, 2005
                                                                           APRIL 30, 2005              DOW JONES       DOW JONES
                                                                      ------------------------          EQUITY            U.S.
                                                                      S&P 100     PSE TECH 100          INCOME        HEALTH CARE
                                                                       INDEX          INDEX            100 PLUS         100 PLUS
                                                                      -------     ------------      --------------   --------------
OPERATIONS:
Net investment income (loss)                                        $  1,818,034   $ (1,267,301)      $    1,005       $  (102,341)
Net realized gains (losses) on investments                             3,142,971     14,761,268             (947)          916,249
Net unrealized appreciation (depreciation) on investments                547,223    (21,306,735)         (25,044)        7,114,021
                                                                    ------------   ------------       ----------       -----------
       Net increase (decrease) in
         net assets resulting from operations                          5,508,228     (7,812,768)         (24,986)        7,927,929
                                                                    ------------   ------------       ----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income (loss)
   Class A                                                            (1,875,518)            --               --                --
   Class B                                                              (260,012)            --               --                --
   Class C                                                               (80,973)            --               --                --
   Class F                                                                    --             --               --                --
Net realized gains on Investments
   Class A                                                                    --             --               --           (96,308)
   Class B                                                                    --             --               --           (46,286)
   Class C                                                                    --             --               --           (36,221)
   Class F                                                                    --             --               --           (55,340)
                                                                    ------------   ------------       ----------       -----------
       Total distributions                                            (2,216,503)            --               --          (234,155)
                                                                    ------------   ------------       ----------       -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                            6,195,265     47,769,985        2,551,731        11,033,909
Net asset value of shares issued in distributions                      2,015,320             --               --           171,836
Cost of shares redeemed                                              (26,273,629)   (62,330,001)              --        (7,933,516)
                                                                    ------------   ------------       ----------       -----------
       Net increase (decrease) in net assets
         from capital share transactions                             (18,063,044)   (14,560,016)       2,551,731         3,272,229
                                                                    ------------   ------------       ----------       -----------
       Total increase (decrease)                                     (14,771,319)   (22,372,784)       2,526,745        10,966,003
                                                                    ------------   ------------       ----------       -----------
NET ASSETS:
Balance at beginning of period                                       197,282,698    422,831,808               --        63,750,032
                                                                    ------------   ------------       ----------       -----------
Balance at end of period                                            $182,511,379   $400,459,024       $2,526,745       $74,716,035
                                                                    ------------   ------------       ----------       -----------
                                                                    ------------   ------------       ----------       -----------
Undistributed net investment income (loss) at end of period         $    562,157   $ (1,267,301)      $    1,005       $  (102,341)

#<F30>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                               FOR THE SIX MONTHS ENDED APRIL 30, 2005
                                                                        ------------------------------------------------------
                                                                        DOW JONES
                                                                          U.S.
                                                                        FINANCIAL      STRATEGIC       GENEVA       WISCONSIN
                                                                        100 PLUS      ALLOCATION       GROWTH       TAX-EXEMPT
                                                                        ---------     ----------       ------       ----------
OPERATIONS:
Net investment income (loss)                                           $   409,736    $   (67,943)   $  (519,566)  $  2,716,711
Net realized gains (losses) on investments                                 154,551         98,885      1,917,070         38,622
Net unrealized appreciation (depreciation) on investments                 (487,691)     1,024,488      1,062,601       (435,519)
                                                                       -----------    -----------    -----------   ------------
       Net increase (decrease) in net assets resulting from operations      76,596      1,055,430      2,460,105      2,319,814
                                                                       -----------    -----------    -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income (loss)
   Class A                                                                (199,631)            --             --     (2,614,299)
   Class B                                                                 (18,944)            --             --        (48,878)
   Class C                                                                 (22,062)            --             --        (53,721)
   Class F                                                                (159,433)
Net realized gains on Investments
   Class A                                                                 (57,046)            --             --             --
   Class B                                                                 (23,944)            --             --             --
   Class C                                                                 (21,314)            --             --             --
   Class F                                                                 (37,242)            --             --             --
                                                                       -----------    -----------    -----------   ------------
       Total distributions                                                (539,616)            --             --     (2,716,898)
                                                                       -----------    -----------    -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                              9,738,815     19,285,635     25,542,538      8,520,204
Net asset value of shares issued in distributions                          327,101             --             --      1,963,246
Cost of shares redeemed                                                 (6,065,982)    (4,044,847)    (6,802,046)    (8,104,442)
                                                                       -----------    -----------    -----------   ------------
       Net increase (decrease) in net assets
         from capital share transactions                                 3,999,934     15,240,788     18,740,492      2,379,008
                                                                       -----------    -----------    -----------   ------------
       Total increase (decrease)                                         3,536,914     16,296,218     21,200,597      1,981,924
                                                                       -----------    -----------    -----------   ------------
NET ASSETS:
Balance at beginning of period                                          59,028,593     42,422,298     73,554,562    158,065,228
                                                                       -----------    -----------    -----------   ------------
Balance at end of period                                               $62,565,507    $58,718,516    $94,755,159   $160,047,152
                                                                       -----------    -----------    -----------   ------------
                                                                       -----------    -----------    -----------   ------------
Undistributed net investment income (loss) at end of period            $   326,147    $  (131,833)   $  (519,566)  $      8,799

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR ENDED OCTOBER 31, 2004
                                                                        ------------------------------------------------------
                                                                                                      DOW JONES      DOW JONES
                                                                                                        U.S.           U.S.
                                                                        S&P 100      PSE TECH 100    HEALTH CARE     FINANCIAL
                                                                         INDEX          INDEX         100 PLUS       100 PLUS
                                                                        -------      ------------    -----------     ---------
OPERATIONS:
Net investment income (loss)                                          $  1,098,028   $ (3,806,809)   $  (293,146)   $   497,696
Net realized gains on investments                                        4,780,017      6,980,841        525,932        322,625
Net unrealized appreciation on investments                               3,742,478     19,774,602        766,251      2,149,653
                                                                      ------------   ------------    -----------    -----------
       Net increase in net assets resulting from operations              9,620,523     22,948,634        999,037      2,969,974
                                                                      ------------   ------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income (loss)
   Class A                                                              (1,134,674)            --             --       (188,272)
   Class B                                                                 (41,064)            --             --        (27,789)
   Class C                                                                 (15,279)            --             --        (24,108)
   Class F                                                                      --             --             --        (10,816)
                                                                      ------------   ------------    -----------    -----------
       Total distributions                                              (1,191,017)            --             --       (250,985)
                                                                      ------------   ------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                             14,682,436    110,404,585     32,043,090     30,280,750
Net asset value of shares issued in distributions                        1,089,156             --             --        232,870
Cost of shares redeemed                                                (39,382,160)   (97,439,980)    (9,438,890)    (9,319,353)
                                                                      ------------   ------------    -----------    -----------
       Net increase (decrease) in net assets
         from capital share transactions                               (23,610,568)    12,964,605     22,604,200     21,194,267
                                                                      ------------   ------------    -----------    -----------
       Total increase (decrease)                                       (15,181,062)    35,913,239     23,603,237     23,913,256
                                                                      ------------   ------------    -----------    -----------
NET ASSETS:
Balance at beginning of period                                         212,463,760    386,918,569     40,146,795     35,115,337
                                                                      ------------   ------------    -----------    -----------
Balance at end of period                                              $197,282,698   $422,831,808    $63,750,032    $59,028,593
                                                                      ------------   ------------    -----------    -----------
                                                                      ------------   ------------    -----------    -----------
Undistributed net investment income (loss) at end of period           $    960,626             --             --    $   316,481

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   FOR THE PERIOD
                                                                    DECEMBER 10,                    FOR THE
                                                                     2003#<F31>      FOR THE       TEN MONTHS      FOR THE
                                                                      THROUGH       YEAR ENDED       ENDED        YEAR ENDED
                                                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    DECEMBER 31,
                                                                        2004           2004           2004           2003
                                                                     -------------------------------------------------------
                                                                     STRATEGIC        GENEVA       WISCONSIN      WISCONSIN
                                                                     ALLOCATION       GROWTH       TAX-EXEMPT     TAX-EXEMPT
                                                                     ----------       ------       ----------     ----------
OPERATIONS:
Net investment income (loss)                                         $  (252,513)   $  (841,854)  $  4,614,648   $  5,777,047
Net realized gains (losses) on investments                               (35,291)     1,281,254        389,677        341,616
Net unrealized appreciation (depreciation) on investments               (171,995)     5,986,818         38,946        737,726
                                                                     -----------    -----------   ------------   ------------
       Net increase (decrease) in net assets
         resulting from operations                                      (459,799)     6,426,218      5,043,271      6,856,389
                                                                     -----------    -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income (loss)
   Class A                                                                    --             --     (4,476,396)    (5,663,711)
   Class B                                                                    --             --        (79,019)       (47,833)
   Class C                                                                    --             --        (76,449)       (49,851)
                                                                     -----------    -----------   ------------   ------------
       Total distributions                                                    --             --     (4,631,864)    (5,761,395)
                                                                     -----------    -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                           45,283,153     23,198,087     11,660,175     34,153,988
Net asset value of shares issued in distributions                             --             --      3,318,505      4,109,960
Cost of shares redeemed                                               (2,401,056)    (8,705,812)   (19,648,116)   (22,982,434)
                                                                     -----------    -----------   ------------   ------------
       Net increase (decrease) in net assets
         from capital share transactions                              42,882,097     14,492,275     (4,669,436)    15,281,514
                                                                     -----------    -----------   ------------   ------------
       Total increase (decrease)                                      42,422,298     20,918,493     (4,258,029)    16,376,508
                                                                     -----------    -----------   ------------   ------------
NET ASSETS:
Balance at beginning of period                                                --     52,636,069    162,323,257    145,946,749
                                                                     -----------    -----------   ------------   ------------
Balance at end of period                                             $42,422,298    $73,554,562   $158,065,228   $162,323,257
                                                                     -----------    -----------   ------------   ------------
                                                                     -----------    -----------   ------------   ------------
Undistributed net investment income (loss) at end of period          $   (63,890)            --   $      8,986   $     26,202

#<F31>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the six months ended April 30, 2005    $30.75        .34             .51              .85         (.43)              --
For the year ended October 31, 2004        $29.57        .25            1.15             1.40         (.22)              --
For the year ended October 31, 2003        $25.59        .22            3.89             4.11         (.13)              --
For the year ended October 31, 2002        $30.78        .15           (5.34)           (5.19)          --               --
For the year ended OctoPO9ber 31, 2001     $43.32        .06          (11.91)          (11.85)          --             (.69)
For the year ended October 31, 2000        $41.49        .07            2.31             2.38         (.06)            (.49)

CLASS B SHARES
For the six months ended April 30, 2005    $29.95        .19             .51              .70         (.18)              --
For the year ended October 31, 2004        $28.83       (.01)           1.15             1.14         (.02)              --
For the year ended October 31, 2003        $25.01         --            3.82             3.82           --               --
For the year ended October 31, 2002        $30.31       (.08)          (5.22)           (5.30)          --               --
For the year ended October 31, 2001        $42.90       (.21)         (11.77)          (11.98)          --             (.61)
For the year ended October 31, 2000        $41.35       (.18)           2.22             2.04           --             (.49)


CLASS C SHARES
For the six months ended April 30, 2005    $30.11        .20             .50              .70         (.19)              --
For the year ended October 31, 2004        $29.00        .01            1.14             1.15         (.04)              --
For the year ended October 31, 2003        $25.15        .02            3.83             3.85           --               --
For the year ended October 31, 2002        $30.48       (.07)          (5.26)           (5.33)          --               --
For the year ended October 31, 2001        $43.19       (.14)         (11.88)          (12.02)          --             (.69)
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                 $43.69       (.07)           (.43)            (.50)          --               --

                                                                                                           RATIO OF NET
                                                                             RATIO OF                       INVESTMENT
DISTRIBUTIONS                                                                   NET          RATIO OF     INCOME (LOSS)
  IN EXCESS                   NET                     NET       RATIO       INVESTMENT       EXPENSES       (PRIOR TO
   OF NET                    ASSET                  ASSETS,    OF NET      INCOME (LOSS)     (PRIOR TO   REIMBURSEMENTS)
  REALIZED                  VALUE,                  END OF   EXPENSES TO    TO AVERAGE    REIMBURSEMENTS)       TO       PORTFOLIO
   CAPITAL        TOTAL     END OF       TOTAL      PERIOD   AVERAGE NET        NET         TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD  RETURN(A)<F32>  (000S) ASSETS(D)<F35> ASSETS(D)<F35>    NET ASSETS      NET ASSETS     RATE
  --------    ------------- ------  --------------  ------ -------------- --------------  --------------  -------------- ---------


     --            (.43)    $31.17       2.71%(c)   $129,463    1.14%(b)       2.06%(b)        1.14%(b)       2.06%(b)     4.02%(c)
                                             <F34>                  <F33>          <F33>           <F33>          <F33>        <F34>
     --            (.22)    $30.75       4.74%      $137,175    1.13%           .74%           1.13%           .74%        4.06%
     --            (.13)    $29.57      16.14%      $151,908    1.16%           .78%           1.16%           .78%        5.99%
     --              --     $25.59     (16.86)%     $142,765    1.11%           .49%           1.11%           .49%       16.13%
     --            (.69)    $30.78     (27.75)%     $170,879    1.06%           .16%           1.06%           .16%       20.68%
     --            (.55)    $43.32       5.73%      $246,017     .86%           .16%            .91%           .11%        7.01%


     --            (.18)    $30.47       2.30%(c)    $41,223    1.89%(b)       1.36%(b)        1.89%(b)       1.36%(b)     4.02%(c)
                                             <F34>                  <F33>          <F33>           <F33>          <F33>        <F34>
     --            (.02)    $29.95       3.97%       $46,854    1.88%          (.01)%          1.88%          (.01)%       4.06%
     --              --     $28.83      15.27%       $50,176    1.90%           .04%           1.90%           .04%        5.99%
     --              --     $25.01     (17.49)%      $46,464    1.86%          (.27)%          1.86%          (.27)%      16.13%
     --            (.61)    $30.31     (28.29)%      $55,255    1.82%          (.60)%          1.82%          (.60)%      20.68%
     --            (.49)    $42.90       4.49%       $68,697    1.58%          (.58)%          1.64%          (.64)%       7.01%



     --            (.19)    $30.62       2.30%(c)    $11,826    1.89%(b)       1.35%(b)        1.89%(b)       1.35%(b)     4.02%(c)
                                             <F34>                  <F33>          <F33>           <F33>          <F33>        <F34>
     --            (.04)    $30.11       3.97%       $13,254    1.88%          (.02)%          1.88%          (.02)%       4.06%
     --              --     $29.00      15.31%       $10,380    1.90%           .03%           1.90%           .03%        5.99%
     --              --     $25.15     (17.49)%       $7,790    1.86%          (.27)%          1.86%          (.27)%      16.13%
     --            (.69)    $30.48     (28.24)%       $7,838    1.83%          (.62)%          1.83%          (.62)%      20.68%

     --              --     $43.19      (3.40)%(c)    $3,259    1.63%(b)       (.69)%(b)       1.77%(b)       (.83)%(b)    7.01%(b)
                                              <F34>                 <F33>           <F33>          <F33>           <F33>       <F33>

(a)<F32>   Excludes sales charge.
(b)<F33>   Annualized.
(c)<F34>   Not annualized.
(d)<F35>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the six months ended April 30, 2005    $20.73        (.04)           (.35)           (.39)          --                --
For the year ended October 31, 2004        $19.50        (.14)           1.37            1.23           --                --
For the year ended October 31, 2003        $13.31        (.12)           6.31            6.19           --                --
For the year ended October 31, 2002        $18.09        (.16)          (4.35)          (4.51)          --              (.27)
For the year ended October 31, 2001        $36.76        (.20)         (11.79)         (11.99)          --             (6.68)
For the year ended October 31, 2000        $27.13        (.18)          11.79           11.61           --             (1.98)

CLASS B SHARES
For the six months ended April 30, 2005    $19.69        (.12)           (.31)           (.43)          --                --
For the year ended October 31, 2004        $18.66        (.30)           1.33            1.03           --                --
For the year ended October 31, 2003        $12.83        (.23)           6.06            5.83           --                --
For the year ended October 31, 2002        $17.59        (.31)          (4.18)          (4.49)          --              (.27)
For the year ended October 31, 2001        $36.15        (.37)         (11.51)         (11.88)          --             (6.68)
For the year ended October 31, 2000        $26.90        (.39)          11.56           11.17           --             (1.98)


CLASS C SHARES
For the six months ended April 30, 2005    $20.05        (.11)           (.33)           (.44)          --                --
For the year ended October 31, 2004        $19.00        (.27)           1.32            1.05           --                --
For the year ended October 31, 2003        $13.07        (.19)           6.12            5.93           --                --
For the year ended October 31, 2002        $17.90        (.24)          (4.32)          (4.56)          --              (.27)
For the year ended October 31, 2001        $36.66        (.31)         (11.77)         (12.08)          --             (6.68)
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                 $38.33        (.12)          (1.55)          (1.67)          --                --

CLASS F SHARES
For the six months ended April 30, 2005    $20.77        (.01)           (.35)           (.36)          --                --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                 $19.29        (.05)           1.53            1.48           --                --

                                                                                                           RATIO OF NET
                                                                             RATIO OF                       INVESTMENT
DISTRIBUTIONS                                                                   NET          RATIO OF     INCOME (LOSS)
  IN EXCESS                   NET                     NET       RATIO       INVESTMENT       EXPENSES       (PRIOR TO
   OF NET                    ASSET                  ASSETS,    OF NET      INCOME (LOSS)     (PRIOR TO   REIMBURSEMENTS)
  REALIZED                  VALUE,                  END OF   EXPENSES TO    TO AVERAGE    REIMBURSEMENTS)       TO       PORTFOLIO
   CAPITAL        TOTAL     END OF       TOTAL      PERIOD   AVERAGE NET        NET         TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD  RETURN(A)<F36>  (000S) ASSETS(D)<F39> ASSETS(D)<F39>    NET ASSETS      NET ASSETS     RATE
  --------    ------------- ------  --------------  ------ -------------- --------------  --------------  -------------- ---------

     --              --     $20.34      (1.88)%(c)  $263,753    1.03%(e)       (.37)%(e)       1.03%(b)       (.37)%(b)     9.42%(c)
                                              <F38>                 <F40>           <F40>          <F37>           <F37>       <F38>
     --              --     $20.73       6.31%      $283,001    1.08%(e)       (.70)%(e)       1.08%          (.70)%       11.45%
                                                                    <F40>           <F40>
     --              --     $19.50      46.51%      $261,929    1.18%(e)       (.83)%(e)       1.18%          (.83)%       12.19%
                                                                    <F40>           <F40>
     --            (.27)    $13.31     (25.42)%     $171,525    1.15%(e)       (.87)%(e)       1.15%          (.87)%       22.25%
                                                                    <F40>           <F40>
     --           (6.68)    $18.09     (39.98)%     $238,221    1.08%          (.87)%          1.08%          (.87)%       22.37%
     --           (1.98)    $36.76      44.47%      $408,040     .71%          (.52)%           .80%          (.61)%       40.21%

     --              --     $19.26      (2.18)%(c)   $85,923    1.78%(e)      (1.10)%(e)       1.78%(b)      (1.10)%(b)     9.42%(c)
                                              <F38>                 <F40>           <F40>          <F37>           <F37>       <F38>
     --              --     $19.69       5.52%       $96,919    1.82%(e)      (1.45)%(e)       1.82%         (1.45)%       11.45%
                                                                    <F40>           <F40>
     --              --     $18.66      45.44%      $102,870    1.93%(e)      (1.57)%(e)       1.93%         (1.57)%       12.19%
                                                                    <F40>           <F40>
     --            (.27)    $12.83     (26.04)%      $72,692    1.89%(e)      (1.62)%(e)       1.89%         (1.62)%       22.25%
                                                                    <F40>           <F40>
     --           (6.68)    $17.59     (39.41)%     $116,467    1.83%         (1.63)%          1.83%         (1.63)%       22.37%
     --           (1.98)    $36.15      43.38%      $205,213    1.42%         (1.23)%          1.52%         (1.33)%       40.21%

     --              --     $19.61      (2.19)%(c)   $32,325    1.78%(e)      (1.12)%(e)       1.78%(b)      (1.12)%(b)     9.42%(c)
                                              <F38>                 <F40>           <F40>          <F37>           <F37>       <F38>
     --              --     $20.05       5.53%       $28,637    1.82%(e)      (1.45)%(e)       1.82%         (1.45)%       11.45%
                                                                    <F40>           <F40>
     --              --     $19.00      45.37%       $22,120    1.92%(e)      (1.57)%(e)       1.92%         (1.57)%       12.19%
                                                                    <F40>           <F40>
     --            (.27)    $13.07     (25.98)%      $10,756    1.90%(e)      (1.63)%(e)       1.90%         (1.63)%       22.25%
                                                                    <F40>           <F40>
     --           (6.68)    $17.90     (39.41)%      $10,185    1.84%         (1.63)%          1.84%         (1.63)%       22.37%

     --              --     $36.66      (7.07)%(c)   $11,423    1.48%(b)      (1.29)%(b)       1.72%(b)      (1.86)%(b)    40.21%(b)
                                              <F38>                 <F37>           <F37>          <F37>           <F37>       <F37>

     --              --     $20.41      (1.73)%(c)   $18,458     .78%(e)       (.15)%(e)        .78%(b)       (.15)%(b)     9.42%(c)
                                              <F38>                  <F40>          <F40>          <F37>           <F37>       <F38>
     --              --     $20.77       7.67%(c)    $14,276     .85%(e)       (.48)%(e)        .85%(b)       (.48)%(b)    11.45%(b)
                                             <F38>                  <F40>           <F40>          <F37>           <F37>       <F37>

(a)<F36>   Excludes sales charge.
(b)<F37>   Annualized.
(c)<F38>   Not annualized.
(d)<F39>   After expense reimbursement from the Advisor, where applicable.
(e)<F40>   Does not reflect vendor reimbursement of 0.01%

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the period from April 1, 2005
  (commencement of operations)
  through April 30, 2005                   $10.00         .01           (.31)            (.30)          --               --

CLASS B SHARES
For the period from April 1, 2005
  (commencement of operations)
  through April 30, 2005                   $10.00         .00           (.31)            (.31)          --               --


CLASS C SHARES
For the period from April 1, 2005
  (commencement of operations)
  through April 30, 2005                   $10.00         .00           (.31)            (.31)          --               --

                                                                                                         RATIO OF NET
                                                                         RATIO OF                         INVESTMENT
                                                                            NET            RATIO OF      INCOME (LOSS)
                  NET                        NET         RATIO          INVESTMENT         EXPENSES        (PRIOR TO
                 ASSET                     ASSETS,       OF NET        INCOME (LOSS)      (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF     EXPENSES TO       TO AVERAGE     REIMBURSEMENTS)        TO         PORTFOLIO
    TOTAL        END OF       TOTAL        PERIOD     AVERAGE NET           NET           TO AVERAGE        AVERAGE      TURNOVER
DISTRIBUTIONS    PERIOD   RETURN(A)<F41>   (000S)    ASSETS(D)<F44>   ASSETS(D)<F44>      NET ASSETS      NET ASSETS       RATE
-------------    ------   --------------   ------    --------------   --------------    --------------  --------------   ---------



     --          $9.70       (3.00)%(c)     $1,455       1.14%(b)          1.21%(b)         5.09%(b)        (2.74)%(b)     1.72%(c)
                                   <F43>                     <F42>             <F42>            <F42>             <F42>        <F43>


     --          $9.69       (3.10)%(c)       $722       1.85%(b)           .37%(b)         5.86%(b)        (3.64)%(b)     1.72%(c)
                                   <F43>                     <F42>             <F42>            <F42>             <F42>        <F43>




     --          $9.69       (3.10)%(c)       $350       1.88%(b)           .32%(b)         6.05%(b)        (3.85)%(b)     1.72%(c)
                                   <F43>                     <F42>             <F42>            <F42>             <F42>        <F43>


(a)<F41>   Excludes sales charge.
(b)<F42>   Annualized.
(c)<F43>   Not annualized.
(d)<F44>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the six months ended April 30, 2005    $10.11        (.00)(e)        1.24            1.24           --              (.04)
                                                             <F49>
For the year ended October 31, 2004         $9.65        (.02)            .48             .46           --                --
For the year ended October 31, 2003         $8.35        (.01)           1.36            1.35           --              (.04)
For the year ended October 31, 2002        $10.21        (.01)          (1.85)          (1.86)          --                --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                 $10.00        (.01)            .22             .21           --                --

CLASS B SHARES
For the six months ended April 30, 2005     $9.85        (.05)           1.22            1.17           --              (.04)
For the year ended October 31, 2004         $9.47        (.10)            .48             .38           --                --
For the year ended October 31, 2003         $8.26        (.07)           1.33            1.26           --              (.04)
For the year ended October 31, 2002        $10.17        (.06)          (1.85)          (1.91)          --                --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                 $10.00        (.03)            .20             .17           --                --


CLASS C SHARES
For the six months ended April 30, 2005     $9.86        (.04)           1.21            1.17           --              (.04)
For the year ended October 31, 2004         $9.48        (.09)            .47             .38           --                --
For the year ended October 31, 2003         $8.27        (.06)           1.32            1.26           --              (.04)
For the year ended October 31, 2002        $10.18        (.05)          (1.86)          (1.91)          --                --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                 $10.00        (.04)            .22             .18           --                --

CLASS F SHARES
For the six months ended April 30, 2005    $10.13         .01            1.25            1.26           --              (.04)
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                  $9.91          --             .22             .22           --                --

                                                                                                           RATIO OF NET
                                                                             RATIO OF                       INVESTMENT
DISTRIBUTIONS                                                                   NET          RATIO OF     INCOME (LOSS)
  IN EXCESS                   NET                     NET       RATIO       INVESTMENT       EXPENSES       (PRIOR TO
   OF NET                    ASSET                  ASSETS,    OF NET      INCOME (LOSS)     (PRIOR TO   REIMBURSEMENTS)
  REALIZED                  VALUE,                  END OF   EXPENSES TO    TO AVERAGE    REIMBURSEMENTS)       TO       PORTFOLIO
   CAPITAL        TOTAL     END OF       TOTAL      PERIOD   AVERAGE NET        NET         TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD  RETURN(A)<F45>  (000S) ASSETS(D)<F48> ASSETS(D)<F48>    NET ASSETS      NET ASSETS     RATE
  --------    ------------- ------  --------------  ------ -------------- --------------  --------------  -------------- ---------

      --          (.04)     $11.31      12.25%(c)   $28,849     1.35%(b)       (.09)%(b)       1.42%(b)       (.16)%(b)   16.16%(c)
                                             <F47>                  <F46>           <F46>           <F46>          <F46>       <F47>
      --            --      $10.11       4.77%      $27,415     1.32%          (.23)%          1.49%          (.40)%      28.31%
    (.01)         (.05)      $9.65      16.28%      $20,606     1.22%          (.11)%          1.75%          (.64)%      28.02%
      --            --       $8.35     (18.22)%     $11,931     1.15%          (.13)%          1.92%          (.90)%      29.17%

      --          (.00)     $10.21       2.10%(c)    $6,894     1.15%(b)       (.37)%(b)       3.16%(b)      (2.38)%(b)   13.49%(c)
                                             <F47>                  <F46>           <F46>           <F46>          <F46>       <F47>

      --          (.04)     $10.98      11.86%(c)   $13,323     2.10%(b)       (.83)%(b)       2.17%(b)       (.90)%(b)   16.16%(c)
                                             <F47>                  <F46>           <F46>           <F46>          <F46>       <F47>
      --            --       $9.85       4.01%      $12,805     2.07%          (.98)%          2.24%         (1.15)%      28.31%
    (.01)         (.05)      $9.47      15.37%      $11,498     1.97%          (.84)%          2.51%         (1.38)%      28.02%
      --            --       $8.26     (18.78)%      $8,106     1.90%          (.88)%          2.67%         (1.65)%      29.17%

      --          (.00)     $10.17       1.70%(c)    $3,595     1.90%(b)      (1.13)%(b)       3.75%(b)      (2.98)%(b)   13.49%(c)
                                             <F47>                  <F46>           <F46>           <F46>          <F46>       <F47>

      --          (.04)     $10.99      11.84(c)    $11,522     2.10%(b)       (.85)%(b)       2.17%(b)       (.92)%(b)   16.16%(c)
                                            <F47>                   <F46>           <F46>           <F46>          <F46>       <F47>
      --            --       $9.86       4.01%       $9,964     2.07%          (.98)%          2.24%         (1.15)%      28.31%
    (.01)         (.05)      $9.48      15.35%       $8,043     1.97%          (.86)%          2.50%         (1.39)%      28.02%
      --            --       $8.27     (18.76)%      $4,640     1.90%          (.88)%          2.67%         (1.65)%      29.17%

      --            --      $10.18       1.80%(c)    $1,724     1.90%(b)      (1.10)%(b)       3.92%(b)      (3.12)%(b)   13.49%(b)
                                             <F47>                  <F46>           <F46>           <F46>          <F46>       <F46>

      --          (.04)     $11.35      12.42%(c)   $21,022     1.10%(b)        .12%(b)        1.17%(b)        .05%(b)    16.16%(c)
                                             <F47>                  <F46>          <F46>           <F46>          <F46>        <F47>
      --            --      $10.13       2.22%(c)   $13,566     1.09%(b)       (.09)%(b)       1.24%(b)       (.24)%(b)   28.31%(b)
                                             <F47>                  <F46>           <F46>           <F46>          <F46>       <F46>

(a)<F45>   Excludes sales charge.
(b)<F46>   Annualized.
(c)<F47>   Not annualized.
(d)<F48>   After expense reimbursement from the Advisor, where applicable.
(e)<F49>   Number rounds to less than one cent.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the six months ended April 30, 2005    $11.34         .09           (.03)             .06          (.09)            (.03)
For the year ended October 31, 2004        $10.64         .13            .66              .79          (.09)              --
For the year ended October 31, 2003         $8.78         .10           1.87             1.97          (.11)              --
For the year ended October 31, 2002         $9.19         .09           (.42)            (.33)         (.07)            (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                 $10.00         .02           (.83)            (.81)           --               --

CLASS B SHARES
For the six months ended April 30, 2005    $11.25         .04           (.03)             .01          (.02)            (.03)
For the year ended October 31, 2004        $10.58         .05            .65              .70          (.03)              --
For the year ended October 31, 2003         $8.74         .04           1.85             1.89          (.05)              --
For the year ended October 31, 2002         $9.16         .01           (.41)            (.40)         (.01)            (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                 $10.00          --           (.84)            (.84)           --               --

CLASS C SHARES
For the six months ended April 30, 2005    $11.22         .04           (.02)             .02          (.03)            (.03)
For the year ended October 31, 2004        $10.55         .05            .66              .71          (.04)              --
For the year ended October 31, 2003         $8.72         .04           1.84             1.88          (.05)              --
For the year ended October 31, 2002         $9.16         .02           (.42)            (.40)         (.03)            (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                 $10.00          --           (.84)            (.84)           --               --

CLASS F SHARES
For the six months ended April 30, 2005    $11.37         .09           (.01)             .08          (.11)            (.03)
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                 $10.58         .16            .71              .87          (.08)              --

                                                                                                         RATIO OF NET
                                                                         RATIO OF                         INVESTMENT
                                                                            NET            RATIO OF      INCOME (LOSS)
                  NET                        NET         RATIO          INVESTMENT         EXPENSES        (PRIOR TO
                 ASSET                     ASSETS,       OF NET        INCOME (LOSS)      (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF     EXPENSES TO       TO AVERAGE     REIMBURSEMENTS)        TO         PORTFOLIO
    TOTAL        END OF       TOTAL        PERIOD     AVERAGE NET           NET           TO AVERAGE        AVERAGE      TURNOVER
DISTRIBUTIONS    PERIOD   RETURN(A)<F50>   (000S)    ASSETS(D)<F53>   ASSETS(D)<F53>      NET ASSETS      NET ASSETS       RATE
-------------    ------   --------------   ------    --------------   --------------    --------------  --------------   ---------


    (.12)        $11.28       0.44%(c)     $23,959       1.35%(b)          1.45%(b)         1.39%(b)         1.41%(b)      8.93%(c)
                                  <F52>                      <F51>             <F51>            <F51>            <F51>         <F52>
    (.09)        $11.34       7.47%        $24,953       1.32%             1.23%            1.48%            1.07%        29.81%
    (.11)        $10.64      22.67%        $18,994       1.22%             1.29%            1.76%             .75%        16.87%
    (.08)         $8.78      (3.69)%       $11,601       1.15%             1.04%            1.99%             .20%        22.25%

      --          $9.19      (8.10)%(c)     $4,394       1.15%(b)           .77%(b)         4.23%(b)        (2.31)%(b)     8.84%(c)
                                   <F52>                     <F51>             <F51>            <F51>            <F51>         <F52>

    (.05)        $11.21       0.03%(c)      $9,777       2.10%(b)           .70%(b)         2.14%(b)          .66%(b)      8.93%(c)
                                  <F52>                      <F51>             <F51>            <F51>            <F51>         <F52>
    (.03)        $11.25       6.63%        $10,447       2.07%              .48%            2.23%             .32%        29.81%
    (.05)        $10.58      21.72%         $9,149       1.97%              .54%            2.52%            (.01)%       16.87%
    (.02)         $8.74      (4.39)%        $6,049       1.90%              .29%            2.73%            (.54)%       22.25%

      --          $9.16      (8.40)%(c)     $1,897       1.90%(b)           .04%(b)         4.60%(b)        (2.66)%(b)     8.84%(c)
                                   <F52>                     <F51>             <F51>            <F51>            <F51>         <F52>

    (.06)        $11.18       0.08%(c)      $9,632       2.10%(b)           .72%(b)         2.14%(b)          .68%(b)      8.93%(c)
                                  <F52>                      <F51>             <F51>            <F51>            <F51>         <F52>
    (.04)        $11.22       6.69%         $9,280       2.07%              .49%            2.23%             .33%        29.81%
    (.05)        $10.55      21.69%         $6,972       1.97%              .54%            2.52%             .00%        16.87%
    (.04)         $8.72      (4.39)%        $3,734       1.90%              .03%            2.73%            (.53)%       22.25%

      --          $9.16      (8.40)%(c)     $1,121       1.89%(b)           .03%(b)         4.92%(b)        (3.00)%(b)     8.84%(c)
                                   <F52>                     <F51>             <F51>            <F51>            <F51>         <F52>


    (.14)        $11.31       0.59%(c)     $19,197       1.10%(b)          1.73%(b)         1.14%(b)         1.69%(b)      8.93%(c)
                                  <F52>                      <F51>             <F51>            <F51>            <F51>         <F52>
    (.08)        $11.37       8.24%(c)     $14,347       1.09%(b)          1.52%(b)         1.21%(b)         1.40%(b)     29.81%(b)
                                  <F52>                      <F51>             <F51>            <F51>            <F51>         <F51>

(a)<F50>   Excludes sales charge.
(b)<F51>   Annualized.
(c)<F52>   Not annualized.
(d)<F53>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the six months ended April 30, 2005    $10.38         .01            .33             .34            --               --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                 $10.00        (.04)           .42             .38            --               --

CLASS B SHARES
For the six months ended April 30, 2005    $10.30        (.02)           .32             .30            --               --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                 $10.00        (.08)           .38             .30            --               --

CLASS C SHARES
For the six months ended April 30, 2005    $10.31        (.02)           .32             .30            --               --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                 $10.00        (.08)           .39             .31            --               --

                                                                                                         RATIO OF NET
                                                                         RATIO OF                         INVESTMENT
                                                                            NET            RATIO OF      INCOME (LOSS)
                  NET                        NET         RATIO          INVESTMENT         EXPENSES        (PRIOR TO
                 ASSET                     ASSETS,       OF NET        INCOME (LOSS)      (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF     EXPENSES TO       TO AVERAGE     REIMBURSEMENTS)        TO         PORTFOLIO
    TOTAL        END OF       TOTAL        PERIOD     AVERAGE NET           NET           TO AVERAGE        AVERAGE      TURNOVER
DISTRIBUTIONS    PERIOD   RETURN(A)<F54>   (000S)    ASSETS(D)<F57>   ASSETS(D)<F57>      NET ASSETS      NET ASSETS       RATE
-------------    ------   --------------   ------    --------------   --------------    --------------  --------------   ---------

     --          $10.72       3.28%(c)     $27,196        .80%(b)           .15%(b)         1.01%(b)         (.06)%(b)     2.14%(c)
                                  <F56>                      <F55>             <F55>            <F55>             <F55>        <F56>

     --          $10.38       3.80%(c)     $19,632        .80%(b)          (.75)%(b)        1.28%(b)        (1.23)%(b)     1.50%(c)
                                  <F56>                      <F55>              <F55>           <F55>             <F55>        <F56>

     --          $10.60       2.91%(c)     $18,772       1.55%(b)          (.60)%(b)        1.76%(b)         (.81)%(b)     2.14%(c)
                                  <F56>                      <F55>              <F55>           <F55>             <F55>        <F56>

     --          $10.30       3.00%(c)     $13,809       1.55%(b)         (1.51)%(b)        2.03%(b)        (1.99)%(b)     1.50%(c)
                                  <F56>                      <F55>              <F55>           <F55>             <F55>        <F56>

     --          $10.61       2.91%(c)     $12,750       1.55%(b)          (.61)%(b)        1.76%(b)         (.82)%(b)     2.14%(c)
                                  <F56>                      <F55>              <F55>           <F55>             <F55>        <F56>

     --          $10.31       3.10%(c)      $8,982       1.55%(b)         (1.49)%(b)        2.03%(b)        (1.97)%(b)     1.50%(c)
                                  <F56>                      <F55>              <F55>           <F55>             <F55>        <F56>

(a)<F54>   Excludes sales charge.
(b)<F55>   Annualized.
(c)<F56>   Not annualized.
(d)<F57>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the six months ended April 30, 2005    $14.06       (.06)            .63              .57           --               --
For the year ended October 31, 2004        $12.65       (.12)           1.53             1.41           --               --
For the year ended October 31, 2003        $10.60       (.11)           2.16             2.05           --               --
For the year ended October 31, 2002        $10.55       (.11)            .16              .05           --               --
For the year ended October 31, 2001        $13.26       (.12)          (2.59)           (2.71)          --               --
For the year ended October 31, 2000        $10.05       (.09)           3.30             3.21           --               --

CLASS B SHARES
For the six months ended April 30, 2005    $13.49       (.12)            .62              .50           --               --
For the year ended October 31, 2004        $12.23       (.23)           1.49             1.26           --               --
For the year ended October 31, 2003        $10.33       (.20)           2.10             1.90           --               --
For the year ended October 31, 2002        $10.36       (.17)            .14             (.03)          --               --
For the year ended October 31, 2001        $13.11       (.18)          (2.57)           (2.75)          --               --
For the year ended October 31, 2000        $10.01       (.17)           3.27             3.10           --               --

CLASS C SHARES
For the six months ended April 30, 2005    $13.65       (.11)            .61              .50           --               --
For the year ended October 31, 2004        $12.37       (.23)           1.51             1.28           --               --
For the year ended October 31, 2003        $10.45       (.18)           2.10             1.92           --               --
For the year ended October 31, 2002        $10.48       (.15)            .12             (.03)          --               --
For the year ended October 31, 2001        $13.22       (.14)          (2.60)           (2.74)          --               --
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                 $10.30       (.04)           2.96             2.92           --               --

                                                                                                         RATIO OF NET
                                                                         RATIO OF                         INVESTMENT
                                                                            NET            RATIO OF      INCOME (LOSS)
                  NET                        NET         RATIO          INVESTMENT         EXPENSES        (PRIOR TO
                 ASSET                     ASSETS,       OF NET        INCOME (LOSS)      (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF     EXPENSES TO       TO AVERAGE     REIMBURSEMENTS)        TO         PORTFOLIO
    TOTAL        END OF       TOTAL        PERIOD     AVERAGE NET           NET           TO AVERAGE        AVERAGE      TURNOVER
DISTRIBUTIONS    PERIOD   RETURN(A)<F58>   (000S)    ASSETS(D)<F61>   ASSETS(D)<F61>      NET ASSETS      NET ASSETS       RATE
-------------    ------   --------------   ------    --------------   --------------    --------------  --------------   ---------

     --          $14.63       4.05%(c)     $67,550       1.42%(b)          (.98)%(b)        1.42%(b)         (.98)%(b)    14.07%(c)
                                  <F60>                      <F59>              <F59>           <F59>             <F59>        <F60>
     --          $14.06      11.15%        $50,825       1.54%            (1.16)%           1.54%           (1.16)%       26.31%
     --          $12.65      19.34%        $33,805       1.57%            (1.19)%           1.57%           (1.19)%       30.07%
     --          $10.60       0.47%        $22,497       1.56%            (1.23)%           1.56%           (1.23)%       18.71%
     --          $10.55     (20.44)%       $15,341       1.58%            (1.27)%           1.77%           (1.46)%       24.32%
     --          $13.26      31.94%        $12,457       1.28%             (.95)%           1.73%           (1.40)%       38.67%

     --          $13.99       3.71%(c)     $19,581       2.17%(b)         (1.72)%(b)        2.17%(b)        (1.72)%(b)    14.07%(c)
                                  <F60>                      <F59>              <F59>           <F59>             <F59>        <F60>
     --          $13.49      10.30%        $16,810       2.30%            (1.91)%           2.30%           (1.91)%       26.31%
     --          $12.23      18.39%        $14,253       2.33%            (1.94)%           2.33%           (1.94)%       30.07%
     --          $10.33       (.29)%       $10,821       2.31%            (1.97)%           2.31%           (1.97)%       18.71%
     --          $10.36     (20.98)%        $6,347       2.33%            (2.02)%           2.52%           (2.21)%       24.32%
     --          $13.11      30.97%         $4,519       1.99%            (1.68)%           2.43%           (2.12)%       38.67%

     --          $14.15       3.66%(c)      $7,624       2.16%(b)         (1.72)%(b)        2.16%(b)        (1.72)%(b)    14.07%(c)
                                  <F60>                      <F59>              <F59>           <F59>             <F59>        <F60>
     --          $13.65      10.35%         $5,920       2.30%            (1.91)%           2.30%           (1.91)%       26.31%
     --          $12.37      18.37%         $4,578       2.33%            (1.94)%           2.33%           (1.94)%       30.07%
     --          $10.45       (.29)%        $2,706       2.30%            (1.96)%           2.30%           (1.96)%       18.71%
     --          $10.48     (20.73)%        $1,089       2.33%            (2.02)%           2.53%           (2.22)%       24.32%

     --          $13.22      22.07%(c)        $173       1.99%(b)         (1.70)%(b)        2.58%(b)        (2.29)%(b)    38.67%(b)
                                  <F60>                      <F59>              <F59>           <F59>             <F59>        <F59>

(a)<F58>   Excludes sales charge.
(b)<F59>   Annualized.
(c)<F60>   Not annualized.
(d)<F61>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS A SHARES
For the six months ended April 30, 2005    $10.55        .18            (.03)             .15         (.18)              --
For the ten months ended October 31, 2004  $10.52        .30             .04              .34         (.31)              --
For the year ended December 31, 2003       $10.44        .40             .07              .47         (.39)              --
For the year ended December 31, 2002        $9.94        .40             .50              .90         (.40)              --
For the year ended December 31, 2001        $9.91        .42             .03              .45         (.42)              --
For the year ended December 31, 2000        $9.45        .44             .46              .90         (.44)              --
For the year ended December 31, 1999       $10.27        .45            (.82)            (.37)        (.45)              --

CLASS B SHARES
For the six months ended April 30, 2005    $10.55        .14            (.03)             .11         (.14)              --
For the ten months ended October 31, 2004  $10.52        .24             .03              .27         (.24)              --
For the period from January 6, 2003
  (commencement of operations)
  through December 31, 2003                $10.39        .32             .12              .44         (.31)              --

CLASS C SHARES
For the six months ended April 30, 2005    $10.55        .14            (.03)             .11         (.14)              --
For the ten months ended October 31, 2004  $10.52        .24             .03              .27         (.24)              --
For the period from January 6, 2003
  (commencement of operations)
  through December 31, 2003                $10.39        .32             .12              .44         (.31)              --

                                                                                                         RATIO OF NET
                                                                         RATIO OF                         INVESTMENT
                                                                            NET            RATIO OF      INCOME (LOSS)
                  NET                        NET         RATIO          INVESTMENT         EXPENSES        (PRIOR TO
                 ASSET                     ASSETS,       OF NET        INCOME (LOSS)      (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF     EXPENSES TO       TO AVERAGE     REIMBURSEMENTS)        TO         PORTFOLIO
    TOTAL        END OF       TOTAL        PERIOD     AVERAGE NET           NET           TO AVERAGE        AVERAGE      TURNOVER
DISTRIBUTIONS    PERIOD   RETURN(A)<F62>   (000S)    ASSETS(D)<F65>   ASSETS(D)<F65>      NET ASSETS      NET ASSETS       RATE
-------------    ------   --------------   ------    --------------   --------------    --------------  --------------   ---------

    (.18)        $10.52       1.46%(c)     $152,465      1.10%(b)          3.47%(b)         1.10%(b)         3.47%(b)      4.76%(c)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F64>
    (.31)        $10.55       3.26%(c)     $150,891      1.07%(b)          3.50%(b)         1.13%(b)         3.44%(b)      9.23%(c)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F64>
    (.39)        $10.52       4.63%        $156,647      1.00%             3.77%            1.07%            3.70%        11.06%
    (.40)        $10.44       9.26%        $145,947      1.10%             4.03%            1.10%            4.03%         8.02%
    (.42)         $9.94       4.56%         $52,945      1.15%             4.14%            1.15%            4.14%         6.31%
    (.44)         $9.91       9.74%         $52,116      1.05%             4.57%            1.09%            4.53%         5.89%
    (.45)         $9.45      (3.75)%        $52,320      0.90%             4.50%            1.00%            4.40%        15.20%

    (.14)        $10.52       1.10%(c)       $3,498      1.85%(b)          2.72%(b)         1.85%(b)         2.72%(b)      4.76%(c)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F64>
    (.24)        $10.55       2.66%(c)       $3,683      1.82%(b)          2.75%(b)         1.88%(b)         2.69%(b)      9.23%(c)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F64>

    (.31)        $10.52       4.33%(c)       $2,940      1.74%(b)          2.93%(b)         1.85%(b)         2.82%(b)     11.06%(b)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F63>

    (.14)        $10.52       1.10%(c)       $4,084      1.85%(b)          2.73%(b)         1.85%(b)         2.73%(b)      4.76%(c)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F64>
    (.24)        $10.55       2.66%(c)       $3,491      1.82%(b)          2.75%(b)         1.88%(b)         2.69%(b)      9.23%(c)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F64>

    (.31)        $10.52       4.34%(c)       $2,736      1.74%(b)          2.94%(b)         1.85%(b)         2.83%(b)     11.06%(b)
                                  <F64>                      <F63>             <F63>            <F63>            <F63>         <F63>

(a)<F62>   Excludes sales charge.
(b)<F63>   Annualized.
(c)<F64>   Not annualized.
(d)<F65>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2005 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund (commencement of operations April 1, 2005), Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund and Wisconsin Tax-Exempt Fund (individually "Fund", collectively "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     The Funds each offer Class A Shares, Class B Shares and Class C Shares.
     The PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have Class F Shares which are only available for purchase by the Strategic Allocation Fund. In addition, effective March 21, 2005, all of the Funds, with the exception of the Wisconsin Tax-Exempt Fund, began to offer Class R Shares; however, as of April 30, 2005 no Class R Shares had been sold. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

          Long-term fixed income securities are valued daily using quotations provided by an independent pricing service.

          Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Wisconsin Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Index, PSE Tech 100 Index, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or when a Fund has sold a put, the Fund will maintain in a segregated account with its custodian cash or securities sufficient to cover the exercise price, or with respect to index options, the market value of the open position.

          There were no option contracts purchased or sold by any of the Funds for the six months ended April 30, 2005.

     (c)  Futures Contracts

          The S&P 100 Index, PSE Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Security Transactions

          Security transactions are recorded on a trade date basis. Interest income consists of interest accrued and discount earned (including both original and market discount) on the investments of the Funds, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Funds, accrued ratably to the date of expected maturity. Dividend income is recorded on the ex-dividend date.

     (e)  Net Realized Gains and Losses

          Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Total net realized gains (losses) on investments for the period ended April 30, 2005, were comprised of the following:

                                                                                                              DOW JONES
                                                                                   PSE         DOW JONES         U.S.
                                                                  S&P 100        TECH 100    EQUITY INCOME   HEALTH CARE
                                                                   INDEX          INDEX         100 PLUS       100 PLUS
                                                                  -------        --------    -------------   -----------
     Net realized gains (losses) on investments                  $3,065,944    $14,828,888       $(947)       $916,249
     Net realized gains (losses) on futures                          77,027        (67,620)         --              --
                                                                 ----------    -----------       -----        --------
     Total net realized gains (losses) on investments            $3,142,971    $14,761,268       $(947)       $916,249
                                                                 ----------    -----------       -----        --------
                                                                 ----------    -----------       -----        --------

                                                                 DOW JONES
                                                                    U.S.
                                                                 FINANCIAL      STRATEGIC        GENEVA       WISCONSIN
                                                                  100 PLUS      ALLOCATION       GROWTH       TAX-EXEMPT
                                                                 ---------      ----------       ------       ----------
     Net realized gains (losses) on investments                  $154,551        $98,885       $1,917,070      $38,622
     Net realized gains (losses) on futures                            --             --               --           --
                                                                 --------        -------       ----------      -------
     Total net realized gains (losses) on investments            $154,551        $98,885       $1,917,070      $38,622
                                                                 --------        -------       ----------      -------
                                                                 --------        -------       ----------      -------

     (f)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2004, the Funds' most recent fiscal year end, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                                 DOW JONES      DOW JONES
                                                     PSE            U.S.           U.S.
                                    S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                     INDEX          INDEX         100 PLUS       100 PLUS
                                    -------        --------     -----------     ---------
          Expiration (10/31)
            2007                          --              --             --            --
            2008                          --              --             --            --
            2009                          --              --             --            --
            2010                    $436,716              --             --            --
            2011                      43,985      $4,540,791             --            --
            2012                          --              --             --            --
                                    --------      ----------     ----------    ----------
            Total Amount            $480,701      $4,540,791             --            --
                                    --------      ----------     ----------    ----------
                                    --------      ----------     ----------    ----------

                                                  STRATEGIC        GENEVA       WISCONSIN
                                                  ALLOCATION       GROWTH       TAX-EXEMPT
                                                  ----------       ------       ----------
          Expiration (10/31)
            2006                                          --             --            --
            2007                                          --             --    $2,788,412
            2008                                          --      $ 154,518       782,415
            2009                                          --             --     1,235,804
            2010                                          --      2,040,536            --
            2011                                          --      1,556,746            --
            2012                                          --             --            --
                                                  ----------     ----------    ----------
            Total Amount                                  --     $3,751,800    $4,806,631
                                                  ----------     ----------    ----------
                                                  ----------     ----------    ----------

          At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                      DOW JONES      DOW JONES
                                                          PSE            U.S.           U.S.
                                         S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                          INDEX          INDEX         100 PLUS       100 PLUS
                                         -------        --------     -----------     ---------
          Ordinary Income               $960,626           --               --        $301,697
          Long-Term Capital Gain              --           --         $234,155         139,546

                                                       STRATEGIC        GENEVA       WISCONSIN
                                                       ALLOCATION       GROWTH       TAX-EXEMPT
                                                       ----------       ------       ----------
          Ordinary Income                                  --               --          $7,746
          Long-Term Capital Gain                           --               --              --

          During the periods ended October 31, 2004, the tax character of distributions paid were as follows:

                                                                      DOW JONES      DOW JONES
                                                          PSE            U.S.           U.S.
                                         S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                          INDEX          INDEX         100 PLUS       100 PLUS
                                         -------        --------     -----------     ---------
          Ordinary Income             $1,191,016           --               --        $250,985
          Long-Term Capital Gain              --           --               --              --

                                                       STRATEGIC        GENEVA       WISCONSIN
                                                       ALLOCATION       GROWTH       TAX-EXEMPT
                                                       ----------       ------       ----------
          Ordinary Income                                  --               --              --
          Long-Term Capital Gain                           --               --              --

          At October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                      DOW JONES      DOW JONES
                                                          PSE            U.S.           U.S.
                                         S&P 100        TECH 100     HEALTH CARE     FINANCIAL        GENEVA
                                          INDEX          INDEX         100 PLUS       100 PLUS        GROWTH
                                         -------        --------     -----------     ---------        ------
          Ordinary Income               $1,053,615         --             --          $107,669          --
          Long-Term Capital Gain                --         --             --                --          --

          During the year ended October 31, 2003, the tax character of distributable paid were as follows:

                                                                      DOW JONES      DOW JONES
                                                          PSE            U.S.           U.S.
                                         S&P 100        TECH 100     HEALTH CARE     FINANCIAL        GENEVA
                                          INDEX          INDEX         100 PLUS       100 PLUS        GROWTH
                                         -------        --------     -----------     ---------        ------
          Ordinary Income               $743,662           --          $73,852       $201,927           --
          Long-Term Capital Gain              --           --               --             --           --
          Return of Capital                   --           --           50,338             --           --

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Permanent differences between book and tax amounts for the year ended October 31, 2005 that relate to the six months ended April 30, 2005 are not estimable at April 30, 2005. Therefore, reclassifications between net asset accounts have not been made at April 30, 2005.

     (g)  Expenses

          Expenses associated with a specific North Track Fund are charged to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

          Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

     (h)  Distributions to Shareholders

          Dividends from net investment income are accrued daily and paid monthly for the Wisconsin Tax-Exempt Fund. Dividends from net investment income, if any, are declared and paid annually for the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund, Strategic Allocation Fund and Geneva Growth Fund and quarterly for the Dow Jones Equity Income 100 Plus Fund. Distributable net capital gains, if any, are declared and distributed at least annually.

     (i)  Organization and Offering Costs

          Organization costs consist of costs incurred to establish the company and enable it legally to do business. The Funds expense organization costs as incurred. Fees related to preparing the Funds' initial registration statement are offering costs. Offering costs are accounted for as a deferred charge and are amortized to expense over twelve months on a straight-line basis.

     (j)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     Commencing June 1, 2005, Ziegler Capital Management, LLC ("ZCM") is investment advisor for all of the Funds covered in this report pursuant to Investment Advisory Agreements ("Agreements"). ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with ZCM. Under the Agreements, the S&P 100 Index Fund pays ZCM a monthly fee at an annual rate of .575% of the first $20,000,000 of the Fund's average daily net assets, .45% of the next $30,000,000, .40% of the next $50,000,000, .35% of the next $400,000,000 and .30% of average daily net assets over $500,000,000.

     Under the Agreements, the PSE Tech 100 Index Fund pays ZCM a monthly fee at an annual rate of .50% of the first $50,000,000 of the Fund's average daily net assets, .30% of the next $200,000,000, .25% of the next $250,000,000, and .20% of average daily net assets in excess of $500,000,000.

     Under the Agreements, the Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund, each pay ZCM a monthly fee at an annual rate of .55% of the first $100,000,000 of such Fund's average daily net assets, .50% of the next $400,000,000, and .45% of average daily net assets in excess of $500,000,000. ZCM has contractually committed to waive fees and/or reimburse expenses from March 1, 2005 through February 28, 2006, so that annual operating expenses will not exceed 1.35% for Class A shares, 2.10% for Class B and C shares and 1.85% for Class R shares for the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. ZCM has also contractually committed to waive fees and/or reimbursed expenses from April 1, 2005 (the Fund's inception) through February 28, 2006 for the Dow Jones Equity Income 100 Plus Fund, so that operating expenses will not exceed 1.15% for Class A shares, 1.90% for Class B and C shares, and 1.65% for Class R shares. For the six months ended April 30, 2005, ZCM reimbursed the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund $24,394 and $12,738, respectively. For the period April 1, 2005 to April 30, 2005, ZCM reimbursed the Dow Jones Equity Income 100 Plus Fund $3,717.

     Under the Agreements, the Strategic Allocation Fund pays ZCM a monthly fee at an annual rate of .10% of the Fund's average daily net assets. For the six months ended April 30, 2005 ZCM voluntarily reimbursed the Fund $55,170.

     Under the Agreements, the Geneva Growth Fund pays ZCM a monthly fee based on the Fund's average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund's average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000. Under a Sub-Advisory Agreement, ZCM has retained Geneva Capital Management ("Geneva") to manage the Geneva Growth Fund. ZCM, in turn, pays Geneva 50% of the fee paid by the Geneva Growth Fund.

     Under the Agreements, the Wisconsin Tax-Exempt Fund pays ZCM a monthly fee at an annual rate of .50% of the first $250,000,000 of the Fund's average daily net assets, and .40% of the Fund's average daily net assets in excess of $250,000.000.

     B.C. Ziegler and Company ("BCZ"), a wholly owned subsidiary of The Ziegler Companies, Inc., provides administration and fund accounting services to the North Track Funds. Under the Administration Agreements, each Fund pays BCZ a monthly fee based on .10% of the Funds' average daily net assets.

     Under the Accounting and Pricing Agreement, each Fund pays BCZ a monthly fee based on a $13,000 annual fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

     The fees incurred by the Funds for the Administration and the Accounting and Pricing services for the periods ended April 30, 2005 are reflected in the Statement of Operations.

     North Track has approved a Rule 12b-1 Distribution Plan (the "Plan") with respect to Class A, Class B, Class C and Class R shares pursuant to the Investment Company Act of 1940 and a Distribution Agreement with BCZ. Accordingly, the Funds make payments to BCZ at an annual rate of .25% of Class A average daily net assets, 1.00% of Class B and Class C average daily net assets and 0.75% of Class R average daily net assets. The payments provide compensation for distribution and servicing expense which include, but are not limited to, payments to broker-dealers that have entered into sales agreements with respect to shares of the Funds. Fees incurred by the Funds under the Plan during the periods ended April 30, 2005, are reflected in the Statement of Operations.

     The net amount of sales charges deducted from the proceeds of the sale or redemption of capital shares which were retained by BCZ or paid to an affiliated broker-dealer for the periods ended April 30, 2005, was as follows:

                                                  CONTINGENT DEFERRED     UNDERWRITER            DEALER
                                                      SALES CHARGE         COMMISSION          COMMISSION
                                                  -------------------     -----------          ----------
     S&P 100 Index Fund                                 $ 7,316            $  6,700             $ 11,376
     PSE Tech 100 Index Fund                              8,766              33,302               11,265
     Dow Jones Equity Income 100 Plus Fund                   --               1,676                4,459
     Dow Jones U.S. Health Care 100 Plus Fund               449               9,397                6,837
     Dow Jones U.S Financial 100 Plus Fund                1,090               6,726                6,596
     Strategic Allocation Fund                            5,094              40,198               31,066
     Geneva Growth Fund                                     591              13,731               17,096
     Wisconsin Tax-Exempt Fund                              659              21,867               22,514
                                                        -------            --------             --------
                                          Total         $23,965            $133,599             $111,209
                                                        -------            --------             --------
                                                        -------            --------             --------

3.   INVESTMENT TRANSACTIONS --

     Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the periods ended April 30, 2005, aggregated, were as follows:

                                                        PURCHASES AT COST       PROCEEDS FROM SALES
                                                        -----------------       -------------------
     S&P 100 Index Fund                                    $ 7,794,934              $26,696,831
     PSE Tech 100 Index Fund                                40,874,256               56,796,803
     Dow Jones Equity Income 100 Plus Fund                   2,371,381                   39,583
     Dow Jones U.S. Health Care 100 Plus Fund               14,521,963               11,270,728
     Dow Jones U.S. Financial 100 Plus Fund                  9,923,212                5,603,527
     Strategic Allocation Fund                              16,495,410                1,129,657
     Geneva Growth Fund                                     29,792,533               12,059,642
     Wisconsin Tax-Exempt Fund                              11,073,913                7,317,800

     Net unrealized appreciation (depreciation) on securities held by the Funds and the total cost of securities (excluding tax adjustments) as of April 30, 2005, were as follows:

                                                                                                                 DOW JONES
                                                                                 PSE           DOW JONES           U.S.
                                                             S&P 100          TECH 100       EQUITY INCOME      HEALTH CARE
                                                              INDEX             INDEX           100 PLUS         100 PLUS
                                                             -------          --------       -------------      -----------
        Unrealized appreciation                            $ 65,802,482    $  64,007,246       $   27,094       $13,735,549
        Unrealized depreciation                             (37,964,002)    (244,439,343)         (52,138)       (6,428,601)
                                                           ------------    -------------       ----------       -----------
        Net unrealized appreciation (depreciation)         $ 27,838,480    $(180,432,097)      $  (25,044)      $ 7,306,948
                                                           ------------    -------------       ----------       -----------
                                                           ------------    -------------       ----------       -----------
        Cost of investments                                $153,689,242    $ 579,905,352       $2,330,851       $67,207,818

                                                            DOW JONES
                                                               U.S.
                                                            FINANCIAL         STRATEGIC          GENEVA          WISCONSIN
                                                             100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
                                                            ---------        ----------          ------         ----------
        Unrealized appreciation                            $ 7,167,516       $ 1,353,940      $20,553,748      $  6,489,743
        Unrealized depreciation                             (3,094,638)         (501,447)      (1,218,995)         (623,696)
                                                           -----------       -----------      -----------      ------------
        Net unrealized appreciation (depreciation)         $ 4,072,878       $   852,493      $19,334,753      $  5,866,047
                                                           -----------       -----------      -----------      ------------
                                                           -----------       -----------      -----------      ------------
        Cost of investments                                $58,401,232       $57,819,946      $74,816,858      $150,012,490

4.   LINE OF CREDIT --

     North Track has available a line of credit of $15,000,000. Each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets excluding the borrowed amounts. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. Total available capacity under the North Track line of credit was $15,000,000 at April 30, 2005. The average interest rate paid on outstanding borrowings was 4.88% for the period ended April 30, 2005.

5.   SECURITIES LENDING --

     The Funds may lend securities in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds that loaned the securities. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     As of April 30, 2005, the S&P 100 Index, PSE Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation, Geneva Growth and Wisconsin Tax-Exempt Funds had on loan securities valued at $11,160,171, $80,847,352, $0, $10,984,265, $5,829,128, $0, $25,687,669 and $0, respectively, and collateral of $11,620,935, $84,508,169, $0, $11,316,067, $6,031,178, $0,
     $26,505,933 and $0, respectively.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine mutual fund series: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund has designated Class B (contingent deferred sales charge) shares, Class C (contingent deferred sales charge) shares and Class R shares. The PSE Tech 100 Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund have designated Class F Shares which are available only to the Strategic Allocation Fund. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the year ended October 31, 2004 and the six months ended April 30, 2005, were as follows:

                                                                                                            DOW JONES
                                                                            PSE           DOW JONES           U.S.
                                                        S&P 100          TECH 100       EQUITY INCOME      HEALTH CARE
          CLASS A SHARES                                 INDEX             INDEX        100 PLUS#<F69>      100 PLUS
          --------------                                -------          --------       --------------     -----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003                        5,137,029        13,434,414                         2,136,009
            Shares issued                                236,467         3,808,493                         1,133,396
            Shares issued in distributions                33,392                --                                --
            Shares redeemed                             (946,254)       (3,588,719)                         (557,832)
                                                       ---------        ----------                         ---------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004                        4,460,634        13,654,188              --         2,711,573
            Shares issued                                157,745         1,490,590         149,978           307,572
            Shares issued in distributions                52,410                --              --             8,656
            Shares redeemed                             (517,087)       (2,180,022)             --          (477,838)
                                                       ---------        ----------         -------         ---------
          SHARES OUTSTANDING
            AT APRIL 30, 2005                          4,153,702        12,964,756         149,978         2,549,963
                                                       ---------        ----------         -------         ---------
                                                       ---------        ----------         -------         ---------

                                                       DOW JONES
                                                          U.S.
                                                       FINANCIAL         STRATEGIC          GENEVA          WISCONSIN
          CLASS A SHARES                                100 PLUS    ALLOCATION(A)<F66>      GROWTH         TAX-EXEMPT
          --------------                               ---------    ------------------      ------         ----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2002                                                                           13,982,634(b)<F67>
            Shares issued                                                                                  2,705,358
            Shares issued in distributions                                                                   385,452
            Shares redeemed                                                                               (2,181,734)
                                                                                                          ----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003                        1,785,675                --        2,672,795       14,891,710(c)<F68>
            Shares issued                                903,244         2,004,224        1,400,773          938,989
            Shares issued in distributions                16,759                --               --          307,167
            Shares redeemed                             (505,045)         (112,182)        (457,902)      (1,836,738)
                                                       ---------         ---------        ---------       ----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004                        2,200,633         1,892,042        3,615,666       14,301,128
            Shares issued                                229,196           890,654        1,366,268          702,399
            Shares issued in distributions                20,483                --               --          180,269
            Shares redeemed                             (326,020)         (245,402)        (364,958)        (697,137)
                                                       ---------         ---------        ---------       ----------
          SHARES OUTSTANDING
            AT APRIL 30, 2005                          2,124,292         2,537,294        4,616,976       14,486,659
                                                       ---------         ---------        ---------       ----------
                                                       ---------         ---------        ---------       ----------

         (a)<F66>   Commencement of Operations December 10, 2003.
         (b)<F67>   Shares outstanding at December 31, 2002.
         (c)<F68>   Shares outstanding at December 31, 2003.
           #<F69>   Commencement of Operations April 1, 2005.

                                                                                                            DOW JONES
                                                                            PSE           DOW JONES           U.S.
                                                        S&P 100          TECH 100       EQUITY INCOME      HEALTH CARE
          CLASS B SHARES                                 INDEX             INDEX        100 PLUS#<F73>      100 PLUS
          --------------                                -------          --------       -------------      -----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003                        1,740,285        5,511,588                          1,213,985
            Shares issued                                 75,552          411,909                            281,775
            Shares issued in distributions                 1,229               --                                 --
            Shares redeemed                             (252,706)      (1,001,990)                          (196,102)
                                                       ---------       ----------           ------         ---------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004                        1,564,360        4,921,507               --         1,299,658
            Shares issued                                 19,440          115,434           74,563            43,497
            Shares issued in distributions                 7,505               --               --             4,282
            Shares redeemed                             (238,613)        (575,219)              --          (134,363)
                                                       ---------       ----------           ------         ---------
          SHARES OUTSTANDING
            AT APRIL 30, 2005                          1,352,692        4,461,722           74,563         1,213,074
                                                       ---------       ----------           ------         ---------
                                                       ---------       ----------           ------         ---------

                                                       DOW JONES
                                                          U.S.
                                                       FINANCIAL         STRATEGIC          GENEVA          WISCONSIN
          CLASS B SHARES                                100 PLUS    ALLOCATION(A)<F70>      GROWTH     TAX-EXEMPT(D)<F72>
          --------------                               ---------    ------------------      ------     ------------------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2002                                                                                   --
            Shares issued                                                                                    282,743
            Shares issued in distributions                                                                     2,886
            Shares redeemed                                                                                   (6,279)
                                                                                                             -------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003                         865,144                --         1,165,397          279,350(c)<F71>
            Shares issued                               210,402         1,360,639           222,330           74,411
            Shares issued in distributions                2,397                --                --            4,312
            Shares redeemed                            (149,372)          (20,192)         (141,737)          (9,051)
                                                       --------         ---------         ---------          -------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004                         928,571         1,340,447         1,245,990          349,022
            Shares issued                                29,560           495,624           218,117            5,525
            Shares issued in distributions                3,423                --                --            2,657
            Shares redeemed                             (89,701)          (65,423)          (64,412)         (24,802)
                                                       --------         ---------         ---------          -------
          SHARES OUTSTANDING
            AT APRIL 30, 2005                           871,853         1,770,648         1,399,695          332,402
                                                       --------         ---------         ---------          -------
                                                       --------         ---------         ---------          -------

         (a)<F70>   Commencement of operations December 10, 2003.
         (c)<F71>   Shares outstanding at December 31, 2003.
         (d)<F72>   Commencement of operations January 6, 2003.
           #<F73>   Commencement of operations April 1, 2005.

                                                                                                            DOW JONES
                                                                            PSE           DOW JONES           U.S.
                                                        S&P 100          TECH 100       EQUITY INCOME      HEALTH CARE
          CLASS C SHARES                                 INDEX             INDEX        100 PLUS#<F77>      100 PLUS
          --------------                                -------          --------       --------------     -----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003                         357,933         1,164,180                            848,541
            Shares issued                               162,928           522,507                            309,542
            Shares issued in distributions                  477                --                                 --
            Shares redeemed                             (81,117)         (258,305)                          (147,578)
                                                        -------         ---------                          ---------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004                         440,221         1,428,382               --         1,010,505
            Shares issued                                16,195           378,078           36,106           140,566
            Shares issued in distributions                2,416                --               --             3,293
            Shares redeemed                             (72,648)         (157,690)              --          (106,152)
                                                        -------         ---------           ------         ---------
          SHARES OUTSTANDING
            AT APRIL 30, 2005                           386,184         1,648,770           36,106         1,048,212
                                                        -------         ---------           ------         ---------
                                                        -------         ---------           ------         ---------

                                                       DOW JONES
                                                          U.S.
                                                       FINANCIAL         STRATEGIC          GENEVA          WISCONSIN
          CLASS C SHARES                                100 PLUS    ALLOCATION(A)<F74>      GROWTH     TAX-EXEMPT(D)<F76>
          --------------                               ---------    ------------------      ------     ------------------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2002                                                                                   --
            Shares issued                                                                                    266,768
            Shares issued in distributions                                                                     4,173
            Shares redeemed                                                                                  (10,769)
                                                                                                             -------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003                         661,001                --          369,999           260,172(c)<F75>
            Shares issued                               336,362           973,192          127,212            99,046
            Shares issued in distributions                2,085                --               --             5,968
            Shares redeemed                            (172,179)         (101,739)         (63,496)          (34,155)
                                                       --------         ---------          -------           -------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004                         827,269           871,453          433,715           331,031
            Shares issued                               116,169           395,041          128,874           103,461
            Shares issued in distributions                3,421                --               --             4,175
            Shares redeemed                             (84,982)          (64,481)         (23,940)          (50,352)
                                                       --------         ---------          -------           -------
          SHARES OUTSTANDING
            AT APRIL 30, 2005                           861,877         1,202,013          538,649           388,315
                                                       --------         ---------          -------           -------
                                                       --------         ---------          -------           -------

         (a)<F74>   Commencement of operations December 10, 2003.
         (c)<F75>   Shares outstanding at December 31, 2003.
         (d)<F76>   Commencement of operations January 6, 2003.
           #<F77>   Commencement of operations April 1, 2005.

                                                                                          DOW JONES         DOW JONES
                                                                            PSE              U.S.             U.S.
                                                                         TECH 100        HEALTH CARE        FINANCIAL
          CLASS F SHARES                                                   INDEX           100 PLUS         100 PLUS
          --------------                                                 --------        -----------        ---------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003                                                --                --               --
            Shares issued                                                 693,823         1,351,511        1,273,164
            Shares issued in distributions                                     --                --               --
            Shares redeemed                                                (6,474)          (12,430)         (11,758)
                                                                          -------         ---------        ---------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004                                           687,349         1,339,081        1,261,406
            Shares issued                                                 245,782           536,162          457,260
            Shares issued in distributions                                     --                --               --
            Shares redeemed                                               (28,847)          (23,192)         (21,476)
                                                                          -------         ---------        ---------
          SHARES OUTSTANDING
            AT APRIL 30, 2005                                             904,284         1,852,051        1,697,190
                                                                          -------         ---------        ---------
                                                                          -------         ---------        ---------

     (c) For the S&P 100 Index, PSE Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Geneva Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Wisconsin Tax-Exempt Fund, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For this Fund, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS --

     Futures contracts activity for the six months ended April 30, 2005, for the S&P 100 Index and PSE Tech 100 Index Funds, respectively, was as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     S&P 100 INDEX FUND:
     Outstanding at October 31, 2004             11            $    604,505
     Contracts opened                           319              18,889,295
     Contracts closed                          (311)            (18,398,117)
                                               ----            ------------
     Outstanding at April 30, 2005               19            $  1,095,683
                                               ----            ------------
                                               ----            ------------

     PSE TECH 100 INDEX FUND:
     Outstanding at October 31, 2004              6            $    882,110
     Contracts opened                           152              23,338,920
     Contracts closed                          (146)            (22,514,910)
                                               ----            ------------
     Outstanding at April 30, 2005               12            $  1,706,120
                                               ----            ------------
                                               ----            ------------

     The number of financial futures contracts and the gross unrealized appreciation (depreciation) at April 30, 2005, for each Fund were as follows:

                                       NUMBER OF           UNREALIZED
                                       CONTRACTS  APPRECIATION (DEPRECIATION)
                                       ---------  ---------------------------
     S&P 100 INDEX FUND:
     S&P 500 E-Mini Index Futures
       expiring June 2005                 19                 $4,892

     PSE TECH 100 INDEX FUND:
     NASDAQ 100 Index Futures
       expiring June 2005                 12                 $4,480

     The Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the six months ended April 30, 2005.

8.   TAX-EXEMPT AND GOVERNMENT FUNDS PLAN OF REORGANIZATION

     Pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the North Track Government and Tax-Exempt Funds, the assets of the North Track Government and Tax-Exempt Funds were transferred to Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, and the shareholders of the North Track Government and Tax-Exempt Funds have received Class A shares of Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, in exchange for their North Track Government and Tax-Exempt Fund shares. The transactions, which were structured to be tax-free to the shareholders, were completed as of the close of business on April 29, 2005. The North Track Government and Tax-Exempt Funds have since been liquidated and are no longer series of North Track Funds, Inc.

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the North Track Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 to April 30, 2005.

ACTUAL EXPENSES

For each fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

As of March 21, 2005, all of the Funds, except the Wisconsin Tax-Exempt Fund, began selling Class R shares; however, as of April 30, 2005, no Class R shares had been sold. Because no Class R shares had been sold, no expense information was available for the Class, and therefore, Class R shares are excluded from the Expense Example.

S&P 100 INDEX FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F78>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,027.10                  $5.73
Hypothetical (5% return before expenses)          $1,000.00           $1,019.14                  $5.71

Class B
Actual                                            $1,000.00           $1,023.00                  $9.48
Hypothetical (5% return before expenses)          $1,000.00           $1,015.42                  $9.44

Class C
Actual                                            $1,000.00           $1,023.00                  $9.48
Hypothetical (5% return before expenses)          $1,000.00           $1,015.42                  $9.44

*<F78>  Expenses are equal to the annualized expense ratio for each class (A:
        1.14%; B: 1.89%; C: 1.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

PSE TECH 100 INDEX FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F79>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $  981.20                  $5.06
Hypothetical (5% return before expenses)          $1,000.00           $1,019.69                  $5.16

Class B
Actual                                            $1,000.00           $  978.20                  $8.73
Hypothetical (5% return before expenses)          $1,000.00           $1,015.97                  $8.90

Class C
Actual                                            $1,000.00           $  978.10                  $8.73
Hypothetical (5% return before expenses)          $1,000.00           $1,015.97                  $8.90

Class F
Actual                                            $1,000.00           $  982.70                  $3.83
Hypothetical (5% return before expenses)          $1,000.00           $1,020.93                  $3.91

*<F79>  Expenses are equal to the annualized expense ratio for each class (A:
        1.03%; B: 1.78%; C: 1.78%; F: .78%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

DOW JONES EQUITY INCOME 100 PLUS FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 4/1/05       VALUE 4/30/05     PERIOD 4/1/05-4/30/05*<F80>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $  970.00                  $0.92
Hypothetical (5% return before expenses)          $1,000.00           $1,019.14                  $0.94

Class B
Actual                                            $1,000.00           $  969.00                  $9.03
Hypothetical (5% return before expenses)          $1,000.00           $1,015.62                  $9.25

Class C
Actual                                            $1,000.00           $  969.00                  $9.18
Hypothetical (5% return before expenses)          $1,000.00           $1,015.47                  $9.39

*<F80>  Expenses are equal to the annualized expense ratio for each class (A:
        1.14%; B: 1.85%; C: 1.88%), multiplied by the average account value over the period, multiplied by 30/365 to reflect the period since inception.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F81>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,122.50                  $ 7.10
Hypothetical (5% return before expenses)          $1,000.00           $1,018.10                  $ 6.76

Class B
Actual                                            $1,000.00           $1,092.00                  $10.89
Hypothetical (5% return before expenses)          $1,000.00           $1,014.38                  $10.49

Class C
Actual                                            $1,000.00           $1,118.40                  $11.03
Hypothetical (5% return before expenses)          $1,000.00           $1,014.38                  $10.49

Class F
Actual                                            $1,000.00           $1,124.20                  $ 5.79
Hypothetical (5% return before expenses)          $1,000.00           $1,019.34                  $ 5.51

*<F81>  Expenses are equal to the annualized expense ratio for each class (A:
        1.35%; B: 2.10%; C: 2.10%; F: 1.10%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F82>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,004.40                  $ 6.71
Hypothetical (5% return before expenses)          $1,000.00           $1,018.10                  $ 6.76

Class B
Actual                                            $1,000.00           $1,000.30                  $10.42
Hypothetical (5% return before expenses)          $1,000.00           $1,014.38                  $10.49

Class C
Actual                                            $1,000.00           $1,000.80                  $10.42
Hypothetical (5% return before expenses)          $1,000.00           $1,014.38                  $10.49

Class F
Actual                                            $1,000.00           $1,005.90                  $ 5.47
Hypothetical (5% return before expenses)          $1,000.00           $1,019.34                  $ 5.51

*<F82>  Expenses are equal to the annualized expense ratio for each class (A:
        1.35%; B: 2.10%; C: 2.10%; F: 1.10%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

STRATEGIC ALLOCATION FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F83>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,032.80                  $4.03
Hypothetical (5% return before expenses)          $1,000.00           $1,020.83                  $4.01

Class B
Actual                                            $1,000.00           $1,029.10                  $7.80
Hypothetical (5% return before expenses)          $1,000.00           $1,017.11                  $7.75

Class C
Actual                                            $1,000.00           $1,029.10                  $7.80
Hypothetical (5% return before expenses)          $1,000.00           $1,017.11                  $7.75

*<F83>  Expenses are equal to the annualized expense ratio for each class (A:
        .80%; B: 1.55%; C: 1.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. The Strategic Allocation Fund is a fund of funds. The expense ratios indicated for the Strategic Allocation Fund do not include the expenses of the underlying funds.

GENEVA GROWTH FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F84>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,040.50                  $ 7.18
Hypothetical (5% return before expenses)          $1,000.00           $1,017.75                  $ 7.10

Class B
Actual                                            $1,000.00           $1,037.10                  $10.96
Hypothetical (5% return before expenses)          $1,000.00           $1,014.03                  $10.84

Class C
Actual                                            $1,000.00           $1,036.60                  $10.91
Hypothetical (5% return before expenses)          $1,000.00           $1,014.08                  $10.79

*<F84>  Expenses are equal to the annualized expense ratio for each class (A:
        1.42%; B: 2.17%; C: 2.16%;), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

WISCONSIN TAX-EXEMPT FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F85>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,014.60                  $5.49
Hypothetical (5% return before expenses)          $1,000.00           $1,019.34                  $5.51

Class B
Actual                                            $1,000.00           $1,011.00                  $9.22
Hypothetical (5% return before expenses)          $1,000.00           $1,015.62                  $9.25

Class C
Actual                                            $1,000.00           $1,011.00                  $9.22
Hypothetical (5% return before expenses)          $1,000.00           $1,015.62                  $9.25

*<F85>  Expenses are equal to the annualized expense ratio for each class (A:
        1.10%; B: 1.85%; C: 1.85%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MATTERS SUBJECT TO SHAREHOLDER VOTE

On April 28, 2005, Special Meetings of Shareholders of the North Track Government Fund and Tax-Exempt Fund were held to consider an Agreement and Plan of Reorganization for each Fund. Under the Agreements and Plans of Reorganization, the assets of the North Track Government and Tax-Exempt Funds would be transferred to Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, and the shareholders of the North Track Government and Tax-Exempt Funds would receive Class A shares of Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc. in exchange for their North Track Government and Tax-Exempt Fund shares. The Agreements and Plans of Reorganization were approved by the shareholders of the North Track Government and Tax-Exempt Funds pursuant to the following vote:

                                                                                                   ABSTENTIONS
                           SHARES ELIGIBLE    SHARE REPRESENTED    SHARES VOTED     SHARES VOTED    AND BROKER
                               TO VOTE            AT MEETING            FOR           AGAINST       NON-VOTES
                           ---------------    -----------------    ------------     ------------   -----------
     Government Fund          2,372,196           1,516,330          1,377,319         83,940         55,072
     Tax-Exempt Fund          3,367,975           1,892,679          1,760,188         75,486         57,005

The transactions were consummated as of the close of business on April 29, 2005, at which time the outstanding share and nets assets of the Funds were as follows:

                                      OUTSTANDING SHARES         NET ASSETS
                                      ------------------         ----------
     Government Fund Class A              1,941,662             $18,004,444
     Government Fund Class B                 91,859                $852,740
     Government Fund Class C                 56,233                $522,449
     Tax-Exempt Fund                      3,224,936             $30,286,081

The Government Fund Class A, B, and C shares were converted to shares of Federated Government Income Securities, Inc. Class A at a rate of 1.03374582, 1.03490524, and 1.03575251, respectively. The Tax-Exempt Fund shares were converted into shares of the Federated Municipal Securities Fund, Inc. Class A shares at a rate of 0.8719777.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At its meeting on December 17, 2005, the Board of Directors (the "Board"), including the Independent Directors, unanimously voted to approve the new investment advisory agreement ("Advisory Agreement") for the Dow Jones Equity Income 100 Plus Fund (the "Fund"), a new series of the North Track Funds, between the Fund and B.C. Ziegler and Company (the "Adviser"), which is now known as Ziegler Capital Management, LLC. In connection with its approval of the Advisory Agreement, the Board considered the overall fairness of the Advisory Agreement and a variety of specific factors, such as: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the investment personnel of the Adviser and experience of the Adviser; and (3) the level of the fee and the overall projected expenses of the Fund and how those compared to other similar North Track Funds as well as the profits to be realized by the Adviser.

Because the Fund had not commenced operations prior to Board approval of the Advisory Agreement, the Fund had no performance history for the Board to consider.

In examining the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Board noted the extensive responsibilities that the Adviser would have as investment adviser to the Fund, including the responsibility (1) to make investment decisions on behalf of the Fund; (2) to place all orders for the purchase and sale of investments of the Fund's portfolio with brokers or dealers selected by the Adviser; and (3) to perform certain related administrative and compliance functions in connection therewith. The Board examined the background of the Adviser's portfolio managers with responsibility for the Fund, considered the Adviser's performance with regard to other North Track Funds and considered the Adviser's experience with other North Track Funds and concluded that the Fund would benefit from the quality and experience of the portfolio managers and the Adviser, the Adviser's investment and research tools, the team's expanded resources and the Adviser's administrative and compliance services.

The Board also considered the terms and fee structure of the Advisory Agreement. The Board reviewed the projected expense ratio of the Fund and comparable fees and expense ratios of similar North Track Funds. In its review of the proposed investment advisory fee, including the fee reductions at $100 million and $500 million of average daily net assets, the Board considered that there may be economies of scale in the operation of the Fund if assets should reach these levels. However, the information provided by the Adviser indicated that it was not anticipated that net assets of the Fund would exceed the first breakpoint during the first year of the Fund's operation. In addition, the Board considered that the Adviser has agreed to waive a portion of its advisory fee until February 2006 to the extent necessary to cap the Fund's expense ratio at a level below that anticipated to be incurred. Such a waiver by the Adviser would also decrease the Adviser's profitability. Based on this and other information, the Board concluded that the level of the Advisory Agreement fee was reasonable.

Based on the factors discussed above, no one of which was controlling, the Board, including the Independent Directors, approved the Advisory Agreement with the Adviser.

PROXY VOTING

A copy of the policies and procedures that North Track uses to vote proxies relating to portfolio securities is attached to the Funds' Statement of Additional Information, which is available without charge, upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov. In addition,
                                                  -----------
information regarding how the Funds actually voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge and upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov.
-----------

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. Each Fund's Forms N-Q may be
                                  -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS

Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P.Ciano, CFO and Treasurer
Jon Kiekhofer, Chief Compliance Officer
S. Charles O'Meara, Secretary

INVESTMENT ADVISORS

Ziegler Capital Management, LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Geneva Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN

Union Bank of California
475 Sansome Street
San Francisco, California 94111

COUNSEL

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60601

250 East Wisconsin Avenue o Suite 2000 o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT344-605

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT
TO SHAREHOLDERS (Unaudited)
April 30, 2005

>    CASH RESERVE FUND

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                         SUPPLEMENT DATED JUNE 21, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005

MAXIMUM INVESTMENT LIMITATION FOR PURCHASES OF CLASS B SHARES
-------------------------------------------------------------

  Commencing August 1, 2005, North Track will impose a $50,000 limit on each purchase of Class B shares of the Cash Reserve Fund. Purchase orders in excess of this amount will not be accepted. Persons looking to invest more than $50,000 are encouraged to consider acquiring Class X or Class C shares as an alternative. Please read the Prospectus for more information.

                         SUPPLEMENT DATED JUNE 1, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005

REORGANIZATION OF THE INVESTMENT ADVISER
----------------------------------------

  On June 1, 2005, B.C. Ziegler and Company, investment adviser to each of the mutual fund series of North Track Funds, Inc. ("North Track"), including the Cash Reserve Fund (the "Fund"), transferred its asset management and investment advisory business, as well as its rights and obligations under its investment advisory agreement with the Fund, to Ziegler Capital Management, LLC, a Wisconsin limited liability company. The Board of Directors of North Track has approved the transfer of the Fund's advisory agreement. Ziegler Capital Management, LLC thus replaces B.C. Ziegler and Company as investment adviser to the Fund. Ziegler Capital Management, LLC, like B.C. Ziegler and Company, is wholly owned by The Ziegler Companies, Inc. and is located at 250 East Wisconsin Avenue, Milwaukee, Wisconsin. The transaction did not result in any change of actual control or management of the adviser and will not change the nature of investment advisory services provided to the Fund or the portfolio managers of the Fund.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                           APRIL 30, 2005 (UNAUDITED)

                                                                   June 15, 2005

DEAR SHAREHOLDER:

I am pleased to provide you with the April 30, 2005 Semiannual Report for the North Track Cash Reserve Fund. We invite you to take a few minutes to review the results of the past six months as reflected in the various sections of this Report.

The North Track Cash Reserve Fund is the money market vehicle within the North Track Fund Family and can be used in conjunction with other North Track Funds. For information on other Funds within our family, please contact your financial consultant or call us directly at 1-800-826-4600.

We continue to look for ways to improve our product offerings for shareholders. Recently this included the launch of a new Fund called the Dow Jones Equity Income 100 Plus Fund which is available to investors in multiple share classes. Operationally, we also have plans to incorporate voice response into our phone system to make access to price and balance information available around the clock.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

This report contains information for existing shareholders of the North Track Cash Reserve Fund. It does not constitute an offer to sell. If an investor wishes to receive more information about this Fund, the investor should obtain a Prospectus, which includes a discussion of the Funds' investment objectives and all sales charges and expenses of the Funds. A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Some of the matters discussed in this report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as "will," "should," "believes," "predicts," "expects," "anticipates," "foresees," "hopes" and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser's or portfolio manager's forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

PORTFOLIO HOLDINGS

The Cash Reserve Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be
                                      -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                          SEMIANNUAL REPORT COMMENTARY
                           APRIL 30, 2005 (UNAUDITED)

For the six-month period ended April 30, 2005, the Cash Reserve Fund Class X, B, C and Y had returns of 0.73%, 0.43%, 0.43%, and 0.92%, respectively.

At April 30, 2005, the average maturity of the Fund was 74 days as compared to 57 days at the Fund's fiscal year-end of October 31, 2004. The average maturity of the portfolio was extended to benefit from an increasing rate environment and the likelihood of a Federal Reserve's continued policy of tightening.

At April 30, 2005, the commercial paper weighting was 49.3%, down from 58.5% at October 31, 2004. The decrease in commercial paper holdings was a result of a decline in yields along certain spots on the yield curve, in conjunction with an increase in corporate bond supply making the corporate sector more attractive. Corporate bond holdings increased to 14.4% of the portfolio at April 30, 2005, up from 8.6% at fiscal year-end. The weighting in U.S. Government Agencies increased nominally to 33.4%.

As we continue through 2005, the actions of the Federal Reserve will be monitored and various economic data digested. With the Federal Reserve increasing the Fed Funds rate for eight consecutive meetings beginning June 30, 2004, and additional increases probable, we continue to revisit the yield curve and focus on sectors that may offer a yield advantage. Sectors that react more timely than others may see an increased weighting.

ASSET ALLOCATION AS OF APRIL 30, 2005 AS A PERCENT OF NET ASSETS (UNAUDITED)

          Government Agency Securities                           33.3%
          Commercial Paper                                       49.3%
          Corporate Notes                                        14.4%
          All Other                                               3.0%

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the North Track Cash Reserve Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 to April 30, 2005.

ACTUAL EXPENSES

For each Fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CASH RESERVE FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 11/1/04       VALUE 4/30/05     PERIOD 11/1/04-4/30/05*<F86>
                                              -----------------     --------------    ----------------------------
Class X
Actual                                            $1,000.00           $1,007.30                  $4.73
Hypothetical (5% return before expenses)          $1,000.00           $1,020.08                  $4.76

Class B
Actual                                            $1,000.00           $1,004.30                  $7.80
Hypothetical (5% return before expenses)          $1,000.00           $1,017.01                  $7.85

Class C
Actual                                            $1,000.00           $1,004.30                  $7.75
Hypothetical (5% return before expenses)          $1,000.00           $1,017.06                  $7.80

Class Y
Actual                                            $1,000.00           $1,009.20                  $2.79
Hypothetical (5% return before expenses)          $1,000.00           $1,022.02                  $2.81

*<F86>  Expenses are equal to the annualized expense ratio for each class (X:
        .95%; B: 1.57%; C: 1.56%; Y: .56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

          PRINCIPAL                                                                MATURITY      INTEREST
            AMOUNT     DESCRIPTION                                                   DATE          RATE                  VALUE
          ---------    -----------                                                 --------      --------                -----
U.S. GOVERNMENT AGENCY SECURITIES -- 33.3%

FEDERAL HOME LOAN BANK ("FHLB")
          $2,465,000   FHLB Note                                                   03/06/06        5.125%             $  2,498,555
           4,000,000   FHLB Note                                                   02/24/06        2.500%                3,960,955
           1,000,000   FHLB Note                                                   12/30/05        1.700%                  988,316
           2,000,000   FHLB Note                                                   11/04/05        2.020%                1,989,754
             500,000   FHLB Note                                                   10/11/05        4.560%                  503,426
             500,000   FHLB Note                                                   10/04/05        4.550%                  503,272
           2,000,000   FHLB Note                                                   08/26/05        1.500%                1,992,461
           1,700,000   FHLB Note                                                   08/17/05        2.125%                1,697,015
           2,000,000   FHLB Note                                                   08/15/05        6.875%                2,023,027
           3,000,000   FHLB Note                                                   05/13/05        1.500%                2,999,028
                                                                                                                      ------------
                       Total Federal Home Loan Bank                                                                     19,155,809
                                                                                                                      ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
           4,000,000   FHLMC Note                                                  02/15/06        1.875%                3,951,617
           3,000,000   FHLMC Note                                                  11/15/05        2.125%                2,983,892
           2,381,000   FHLMC Note                                                  09/15/05        2.875%                2,382,086
           2,775,000   FHLMC Note                                                  07/15/05        7.000%                2,801,309
           2,789,000   FHLMC Note                                                  06/15/05        4.250%                2,795,079
           1,600,000   FHLMC Note                                                  05/15/05        1.750%                1,599,455
                                                                                                                      ------------
                       Total Federal Home Loan Mortgage Corporation                                                     16,513,438
                                                                                                                      ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
           4,000,000   FNMA Note                                                   12/15/05        6.000%                4,070,428
           4,000,000   FNMA Note                                                   10/15/05        2.875%                3,994,272
#<F87>     1,550,000   FNMA Note                                                   09/21/05        1.500%                1,541,016
           2,189,000   FNMA Note                                                   07/15/05        7.000%                2,207,933
           3,000,000   FNMA Note                                                   06/30/05        1.300%                2,992,860
           1,300,000   FNMA Medium Term Note                                       06/20/05        6.630%                1,306,892
           1,515,000   FNMA Note                                                   06/15/05        5.750%                1,521,001
           3,000,000   FNMA Note                                                   05/03/05        1.360%                2,999,791
                                                                                                                      ------------
                       Total Federal National Mortgage Association                                                      20,634,193
                                                                                                                      ------------
                       TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                          56,303,440
                                                                                                                      ------------

CORPORATE SECURITIES -- 63.7%

BONDS AND NOTES -- 14.4%
           2,500,000   American Honda Finance Private Placement                    12/06/05        3.055%(a)<F89>        2,500,000
\<F88>       181,232   Bear Stearns & Company Medium Term Notes                    01/12/06        3.099%                  181,405
           3,500,000   Coca-Cola Company Domestic Notes                            06/01/05        4.000%                3,505,612
           4,985,000   Diago Capital PLC Global Notes                              08/15/05        6.125%                5,040,904
\<F88>       181,232   First Tennessee Bank Medium Term Notes                      03/21/06        2.830%                  181,232
           4,000,000   FleetBoston Financial Corporation Global Notes              09/15/05        7.250%                4,068,459
           1,500,000   General Electric Capital Corporation Global Notes           05/12/05        2.870%(b)<F90>        1,500,034
\<F88>        90,616   Lehman Brothers Medium Term Notes                           05/16/05        3.090%                   90,616
           1,474,000   Nationsbank Corporation Domestic Notes                      05/15/05        6.375%                1,476,045
           1,825,000   Wells Fargo & Company Domestic Notes                        11/01/05        7.000%                1,860,568
#<F87>     2,000,000   Wells Fargo & Company Global Notes                          08/24/05        7.250%                2,030,370
           2,000,000   Wells Fargo & Company Global Notes                          07/29/05        4.800%                2,010,514
                                                                                                                      ------------
                       Total Corporate Bonds and Notes                                                                  24,445,759
                                                                                                                      ------------

COMMERCIAL PAPER -- 49.3%
           1,800,000   American General Finance Corporation                        06/20/05        3.010%                1,792,475
           2,000,000   American General Finance Corporation                        05/16/05        2.820%                1,997,650
           4,000,000   American General Finance Corporation                        05/11/05        2.750%                3,996,945
           2,000,000   American Express Credit Corporation                         05/05/05        2.750%                1,999,389
           2,000,000   Bear Stearns & Company                                      06/21/05        2.990%                1,991,528
           2,000,000   Bear Stearns & Company                                      05/12/05        2.830%                1,998,270
           4,000,000   Bear Stearns & Company                                      05/09/05        2.810%                3,997,502
           2,000,000   CIT Group Holding Corporation                               07/11/05        2.810%                1,988,916
           4,000,000   CIT Group Holding Corporation                               05/02/05        2.500%                3,999,723
           3,000,000   Citicorp                                                    06/09/05        2.980%                2,990,315
           3,000,000   Citicorp                                                    06/07/05        2.950%                2,990,904
           3,200,000   General Electric Capital Corporation                        06/06/05        2.970%                3,190,496
           2,800,000   General Electric Capital Corporation                        05/20/05        2.900%                2,795,714
           3,500,000   Harley-Davidson Funding                                     05/26/05        2.960%                3,493,093
           4,000,000   Harley-Davidson Funding                                     05/13/05        2.790%                3,996,280
           3,000,000   HSBC Finance Corporation                                    06/22/05        2.980%                2,987,087
           4,000,000   HSBC Finance Corporation                                    05/19/05        2.830%                3,994,340
           3,000,000   IBM Credit Corporation                                      05/04/05        2.750%                2,999,313
           4,000,000   LaSalle Bank                                                05/31/05        2.780%                3,990,733
           4,200,000   Marshall & Ilsley Corporation                               05/17/05        2.840%                4,194,699
           4,000,000   Marshall & Ilsley Corporation                               05/10/05        2.740%                3,997,260
\<F88>       181,232   Morgan Stanley Dean Witter                                  08/19/05        3.070%                  181,232
           3,000,000   Prudential Funding Corporation                              05/06/05        2.570%                2,998,858
           2,800,000   Toyota Motor Credit                                         06/23/05        2.960%                2,787,798
           2,000,000   Toyota Motor Credit                                         06/17/05        2.970%                1,992,245
           3,000,000   Toyota Motor Credit                                         05/18/05        2.830%                2,995,991
           4,000,000   UBS Finance (Delaware) LLC                                  06/02/05        2.760%                3,990,187
           3,000,000   UBS Finance (Delaware) LLC                                  06/03/05        2.900%                2,992,025
                                                                                                                      ------------
                       Total Commercial Paper                                                                           83,320,968
                                                                                                                      ------------
                       TOTAL CORPORATE SECURITIES                                                                      107,766,727
                                                                                                                      ------------

SHORT TERM SECURITIES -- 6.1%

MASTER NOTE -- 0.1%
\<F88>       181,232   Bank of America Securities                                  05/02/05        3.080%                  181,232
                                                                                                                      ------------

MONEY MARKET -- 0.0%
                 210   Highmark Diversified Money Market Fund, Fiduciary Shares                                                210
                                                                                                                      ------------

REPURCHASE AGREEMENTS -- 1.0%
\<F88>       453,080   Bear Stearns & Company Triparty Repurchase Agreement
                         collateralized by American Home Mortgage CMO
                         due 06-25-2045                                            05/02/05        3.120%                  453,080
\<F88>       906,159   Bank of America Securities LLC
                         Triparty Repurchase Agreement
                         collateralized by various Asset Backed Securities,
                         due 2034 to 2035                                          05/02/05        3.050%                  906,159
\<F88>       408,794   Lehman Brothers Triparty Repurchase Agreement
                         collateralized by various Asset Backed Securities,
                         due 2006 to 2039                                          05/02/05        3.070%                  408,794
                                                                                                                      ------------
                       Total Repurchase Agreements                                                                       1,768,033
                                                                                                                      ------------

EURO DOLLAR TIME DEPOSIT -- 4.9%
           6,282,000   BB&T Company Grand Cayman Branch                            05/02/05        2.875%                6,282,000
           2,000,000   National City Bank of Indiana Grand Cayman Branch           05/02/05        2.500%                2,000,000
                                                                                                                      ------------
                       Total Euro Dollar Time Deposit                                                                    8,282,000
                                                                                                                      ------------
                       TOTAL SHORT TERM SECURITIES                                                                      10,231,475
                                                                                                                      ------------
TOTAL INVESTMENTS, AT AMORTIZED COST -- 103.1%                                                                         174,301,642
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (1.5)%                                                                   (2,583,750)
OTHER LIABILITIES LESS OTHER ASSETS -- (1.6)%                                                                           (2,643,286)
                                                                                                                      ------------
NET ASSETS -- 100.0%                                                                                                  $169,074,606
                                                                                                                      ------------
                                                                                                                      ------------

  #<F87>   Loaned securities.
  \<F88> Security purchased with cash received to collateralize loaned securities.
(a)<F89> Variable rate at 3 Month US Libor less 3.5 basis points, resets monthly on the 6th.
(b)<F90> Variable rate at 3 Month US Libor plus 8 basis points, resets quarterly on the 12th.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2005 (UNAUDITED)

ASSETS:
Investments in securities, at amortized cost and value:
   U.S. government agency securities                              $ 56,303,440
   Corporate securities                                            107,766,727
   Other short-term securities                                      10,231,475
                                                                  ------------
       Total investments                                           174,301,642
Receivables:
   Capital shares sold                                                 242,200
   Interest                                                            855,537
                                                                  ------------
       Total receivables                                             1,097,737
                                                                  ------------
Other assets                                                            39,053
                                                                  ------------
   Total assets                                                   $175,438,432
                                                                  ------------
                                                                  ------------
LIABILITIES:
Payables:
   Capital shares redeemed                                        $     86,112
   Dividends payable (Retail Class X)                                      181
   Dividends payable (Retail Class B)                                       74
   Dividends payable (Retail Class C)                                       26
   Dividends payable (Institutional Class Y)                            51,005
   Management fees                                                      27,568
   Administration fees                                                  20,651
   Distribution and shareholder servicing fees                          47,819
   Investments purchased                                             3,493,093
   Accrued expenses                                                     53,547
   Collateral on securities loaned, at value                         2,583,750
                                                                  ------------
       Total liabilities                                             6,363,826
                                                                  ------------
NET ASSETS                                                        $169,074,606
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
Capital stock                                                     $169,075,819
Undistributed net investment income                                     21,410
Undistributed accumulated net realized loss                            (22,623)
                                                                  ------------
       Net assets                                                 $169,074,606
                                                                  ------------
                                                                  ------------

                                                         RETAIL         RETAIL         RETAIL        INSTITUTIONAL
                                                        CLASS X        CLASS B        CLASS C           CLASS Y
                                                        -------        -------        -------        -------------
Net assets (in 000's)                                  $132,171         $2,190         $1,212           $33,502
Shares issued and outstanding                           132,171          2,188          1,212            33,507
Net asset value and redemption price per share            $1.00          $1.00          $1.00             $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                            $2,178,204
Security lending revenue                                                 2,834
                                                                    ----------
   Total investment income                                           2,181,038
                                                                    ----------
EXPENSES:
Investment advisory fees                                               180,473
Administration fees                                                    135,376
Custodian fees                                                          10,120
Transfer agent fees                                                     14,584
Accounting fees                                                         43,474
Distribution and shareholder servicing fees
   Retail Class X                                                      272,189
   Retail Class B                                                       13,037
   Retail Class C                                                        3,889
Audit fees                                                              18,575
Legal fees                                                              16,037
Registration fees                                                       15,173
Communication                                                           40,256
Director fees                                                           20,295
Miscellaneous expenses                                                  13,942
                                                                    ----------
   Total expenses                                                      797,420
                                                                    ----------
NET INVESTMENT INCOME                                                1,383,618
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                (10,159)
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,373,459
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE SIX
                                                                             MONTHS ENDED      FOR THE TEN         FOR THE
                                                                               APRIL 30,       MONTHS ENDED      YEAR ENDED
                                                                                 2005          OCTOBER 31,      DECEMBER 31,
                                                                              (UNAUDITED)          2004             2003
                                                                             ------------      ------------     ------------
OPERATIONS:
Net investment income                                                         $  1,383,618     $    650,328      $    808,630
Net realized gain (loss) on investments                                            (10,159)         (11,600)            1,671
                                                                              ------------     ------------      ------------
   Net increase in net assets resulting from operations                          1,373,459          638,728           810,301
                                                                              ------------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Investment income:
       Class X Shares                                                           (1,028,499)        (429,933)         (515,746)
       Class B Shares                                                              (10,652)          (3,440)           (6,755)
       Class C Shares                                                               (3,878)            (197)              (63)
       Class Y Shares                                                             (340,581)        (216,766)         (286,034)
   Realized gain from investment sales:
       Class X Shares                                                                   --               --                --
       Class B Shares                                                                   --               --                --
       Class C shares                                                                   --               --                --
       Class Y Shares                                                                   --               --                --
                                                                              ------------     ------------      ------------
       Total distributions                                                      (1,383,610)        (650,336)         (808,598)
                                                                              ------------     ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                    274,928,784      423,158,113       549,528,973
Net asset value of shares issued in distributions                                1,071,678          468,797           595,438
Cost of shares redeemed                                                       (289,247,589)    (421,544,318)     (569,369,870)
                                                                              ------------     ------------      ------------
   Net increase (decrease) in net assets from capital share transactions       (13,247,127)       2,082,592       (19,245,459)
                                                                              ------------     ------------      ------------
       Total increase (decrease) in net assets                                 (13,257,278)       2,070,984       (19,243,756)
NET ASSETS:
   Balance at beginning of period                                              182,331,884      180,260,900       199,504,656
                                                                              ------------     ------------      ------------
   Balance at end of period                                                   $169,074,606     $182,331,884      $180,260,900
                                                                              ------------     ------------      ------------
                                                                              ------------     ------------      ------------
   Undistributed net investment income at end of period                       $     21,410     $     21,402      $     21,434

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                         NET ASSET                   NET REALIZED                   DIVIDENDS    DISTRIBUTIONS FROM
                                           VALUE,        NET        AND UNREALIZED    TOTAL FROM     FROM NET       NET REALIZED
                                         BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT      CAPITAL GAINS
                                         OF PERIOD      INCOME      ON INVESTMENTS    OPERATIONS      INCOME       ON INVESTMENTS
                                         ---------    ----------    --------------    ----------    ----------   ------------------

CLASS X SHARES
For the six months ended April 30, 2005    $1.00         .01            .00(e)           .01          (.01)              --
                                                                          <F95>
For the ten months ended October 31, 2004  $1.00         .00(e)         .00(e)           .00(e)        .00(e)            --
                                                           <F95>          <F95>            <F95>         <F95>
For the year ended December 31, 2003       $1.00         .00(e)         .00(e)           .00(e)        .00(e)            --
                                                           <F95>          <F95>            <F95>         <F95>
For the year ended December 31, 2002       $1.00         .01             --              .01          (.01)              --
For the year ended December 31, 2001       $1.00         .03             --              .03          (.03)              --
For the year ended December 31, 2000       $1.00         .06             --              .06          (.06)              --
For the year ended December 31, 1999       $1.00         .04             --              .04          (.04)              --

CLASS B SHARES
For the six months ended April 30, 2005    $1.00         .00(e)         .00(e)           .00           .00(e)            --
                                                           <F95>          <F95>                          <F95>
For the ten months ended October 31, 2004  $1.00         .00(e)         .00(e)           .00(e)        .00(e)            --
                                                           <F95>          <F95>            <F95>         <F95>
For the year ended December 31, 2003       $1.00         .00(e)         .00(e)           .00(e)        .00(e)            --
                                                           <F95>          <F95>            <F95>         <F95>
For the year ended December 31, 2002       $1.00         .01             --              .01          (.01)              --
For the year ended December 31, 2001       $1.00         .03             --              .03          (.03)              --
For the year ended December 31, 2000       $1.00         .05             --              .05          (.05)              --
For the period from December 15, 1999
  (commencement of operations)
  through December 31, 1999                $1.00         .00(e)          --              .00(e)        .00(e)            --
                                                           <F95>                           <F95>         <F95>


CLASS C SHARES
For the six months ended April 30, 2005    $1.00         .00(e)         .00(e)           .00(e)        .00(e)            --
                                                           <F95>          <F95>            <F95>         <F95>
For the ten months ended October 31, 2004  $1.00         .00(e)         .00(e)           .00(e)        .00(e)            --
                                                           <F95>          <F95>            <F95>         <F95>
For the period from May 1, 2003
  (commencement of operations)
  through December 31, 2003                $1.00         .00(e)         .00(e)           .00(e)        .00(e)            --
                                                           <F95>          <F95>            <F95>         <F95>

CLASS Y SHARES
For the six months ended April 30, 2005    $1.00         .01            .00(e)           .01          (.01)              --
                                                                          <F95>
For the ten months ended October 31, 2004  $1.00         .01           (.00)(e)          .01          (.01)              --
                                                                           <F95>
For the year ended December 31, 2003       $1.00         .01            .00(e)           .01          (.01)              --
                                                                          <F95>
For the year ended December 31, 2002       $1.00         .01             --              .01          (.01)              --
For the year ended December 31, 2001       $1.00         .04             --              .04          (.04)              --
For the year ended December 31, 2000       $1.00         .06             --              .06          (.06)              --
For the year ended December 31, 1999       $1.00         .05             --              .05          (.05)              --

                                                                                                           RATIO OF NET
                                                                             RATIO OF                       INVESTMENT
DISTRIBUTIONS                                                                   NET          RATIO OF     INCOME (LOSS)
  IN EXCESS                   NET                     NET       RATIO       INVESTMENT       EXPENSES       (PRIOR TO
   OF NET                    ASSET                  ASSETS,    OF NET      INCOME (LOSS)     (PRIOR TO   REIMBURSEMENTS)
  REALIZED                  VALUE,                  END OF   EXPENSES TO    TO AVERAGE    REIMBURSEMENTS)       TO
   CAPITAL        TOTAL     END OF       TOTAL      PERIOD   AVERAGE NET        NET         TO AVERAGE       AVERAGE
    GAINS     DISTRIBUTIONS PERIOD  RETURN(A)<F91>  (000S) ASSETS(D)<F94> ASSETS(D)<F94>    NET ASSETS      NET ASSETS
  --------    ------------- ------  --------------  ------ -------------- --------------  --------------  --------------

     --            (.01)     $1.00       .73%(c)    $132,171     .95%(b)       1.46%(b)         .95%(b)       1.46%(b)
                                            <F93>                   <F92>          <F92>           <F92>          <F92>
     --             .00(e)   $1.00       .30%(c)    $134,216     .94%(b)        .35%(b)         .94%(b)        .35%(b)
                      <F95>                 <F93>                   <F92>          <F92>           <F92>          <F92>
     --             .00(e)   $1.00       .34%       $142,541     .90%           .34%            .90%           .34%
                      <F95>
     --            (.01)     $1.00      1.09%       $136,663     .92%          1.06%            .92%          1.06%
     --            (.03)     $1.00      3.37%       $142,125     .96%          3.23%            .96%          3.23%
     --            (.06)     $1.00      5.64%       $113,595     .80%          5.50%            .80%          5.50%
     --            (.04)     $1.00      4.35%       $136,998     .90%          4.26%            .93%          4.23%

     --             .00(e)   $1.00       .43%(c)      $2,190    1.57%(b)        .81%(b)        1.57%(b)       0.81%(b)
                      <F95>                 <F93>                   <F92>          <F92>           <F92>          <F92>
     --             .00(e)   $1.00       .09%(c)      $3,306    1.18%(b)        .11%(b)        1.56%(b)       (.27%)(b)
                      <F95>                 <F93>                   <F92>          <F92>           <F92>           <F92>
                    .00(e)   $1.00       .10%         $3,974    1.16%           .10%           1.53%          (.27%)
                      <F95>
     --            (.01)     $1.00       .47%         $7,521    1.52%           .45%           1.54%           .43%
                   (.03)     $1.00      2.75%         $6,674    1.60%          2.40%           1.60%          2.40%
                   (.05)     $1.00      5.05%         $3,332    1.40%          4.94%           1.40%          4.94%

     --             .00(e)   $1.00       .15%(c)        $117    1.39%(b)       3.47%(b)        1.39%(b)       3.47%(b)
                      <F95>                 <F93>                   <F92>          <F92>           <F92>          <F92>

     --             .00(e)   $1.00       .43%(c)      $1,212    1.56%(b)        .98%(b)        1.56%(b)       0.98%(b)
                      <F95>                 <F93>                   <F92>          <F92>           <F92>          <F92>
     --             .00(e)   $1.00       .09%(c)        $138    1.15%(b)        .11%(b)        1.56%(b)       (.30%)(b)
                      <F95>                 <F93>                   <F92>          <F92>           <F92>           <F92>

     --             .00(e)   $1.00       .08%(c)        $129    1.01%(b)        .10%(b)        1.15%(b)       (.40%)(b)
                      <F95>                 <F93>                   <F92>          <F92>           <F92>           <F92>

     --            (.01)     $1.00       .92%(c)     $33,502     .56%(b)       1.84%(b)         .56%(b)       1.84%(b)
                                            <F93>                   <F92>          <F92>           <F92>          <F92>
     --            (.01)     $1.00       .62%(c)     $44,672     .56%(b)        .76%(b)         .56%(b)        .76%(b)
                                            <F93>                   <F92>          <F92>           <F92>          <F92>
     --            (.01)     $1.00       .72%        $33,617     .53%           .73%            .53%           .73%
     --            (.01)     $1.00      1.49%        $55,321     .54%          1.43%            .54%          1.43%
     --            (.04)     $1.00      3.78%        $62,250     .56%          3.57%            .56%          3.57%
     --            (.06)     $1.00      6.01%        $32,800     .50%          6.00%            .50%          6.00%
     --            (.05)     $1.00      4.67%        $10,536     .58%          4.54%            .62%          4.50%

(a)<F91>  Excludes sales charge.
(b)<F92>  Annualized.
(c)<F93>  Not annualized.
(d)<F94>  After expense reimbursement from the Advisor, where applicable.
(e)<F95>  Number rounds to less than one cent.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2005 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, currently offers nine mutual fund series: Cash Reserve Fund, Wisconsin Tax-Exempt Fund, S&P100 Index Fund, PSE Tech 100 Index Fund, Geneva Growth Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Strategic Allocation Fund. This report presents information only for the Cash Reserve Fund (the "Fund"). Information regarding the other Funds is presented in a separate report. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

The following is a summary of the significant accounting policies of the Fund:

     a)   Valuation of Investments

          Money market investments are valued at amortized cost, which the Board of Directors has determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     b)   Security Transactions

          Security transactions are recorded on a trade date basis. Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

     c)   Federal Income Taxes

          Provision has not been made for Federal income taxes because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

          The character of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Permanent differences between book and tax amounts for the year ended October 31, 2005 that relate to the six months ended April 30, 2005 are not estimable at April 30, 2005.

          There is no difference between cost basis of investments for financial reporting and Federal income tax purposes.

     d)   Expense Allocation

          Expenses associated with a specific North Track Fund are accrued to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of the Funds, or other equitable means. Expenses directly attributed to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

     e)   Distributions to Shareholders

          Dividends from net investment income of the Fund are declared daily and paid monthly. Generally, payment is made or reinvestment is credited to shareholders as of the last business day of the month. There is no difference between unrealized appreciation (depreciation) for financial reporting and tax purposes. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gains are included in ordinary income for tax purposes.

     f)   Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

Commencing June 1, 2005, North Track has an Investment Advisory Agreement with Ziegler Capital Management, LLC ("ZCM") (with whom certain officers and directors of North Track are affiliated), to serve as the investment advisor for the Fund. ZCM is a wholly owned subsidiary of the Ziegler Companies, Inc. Under the Investment Advisory Agreement the Fund pays ZCM a monthly fee at an annual rate of .20% of the average daily net assets of the Fund.

North Track has an Administrative Services Agreement with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of North Track are affiliated), to provide general office facilities and supervise the overall administration of the Fund. BCZ is a wholly owned subsidiary of the Ziegler Companies, Inc. For these services the Fund pays BCZ a monthly fee at an annual rate of .15% of the first $200 million of the Fund's average daily net assets and .10% of average daily net assets over $200 million.

North Track also has an Accounting and Pricing Agreement with BCZ to provide fund accounting and pricing services to the Fund. Under the Accounting and Pricing Agreement the Fund pays BCZ a monthly fee based on a $13,000 annual base fee plus .05% annually of the first $100 million of average daily net assets, ..03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

The fees for the above mentioned services are reflected in the Statements of Operations.

North Track has adopted a 12b-1 Distribution Plan (the "Plan") pursuant to the Investment Company Act of 1940 and a Distribution Agreement with BCZ. Under the Plan, the Fund pays a fee of .15% of average daily net assets of Class X shares and 1.00% of the average daily net assets of Class B and Class C shares as compensation for services provided and expenses incurred by BCZ, including amounts paid to brokers or dealers as compensation for sales support and distribution activities. There are no 12b-1 fees for Class Y shares. Fees incurred under the Plan during the six months ended April 30, 2005 and the ten months ended October 31, 2004 are reflected in the Statements of Operations.
For the six months ended April 30, 2005, BCZ did not make any reimbursements to the Fund. For the ten months ended October 31, 2004, BCZ reimbursed the Cash Reserve Class B shares $11,534, Class C shares $726, and Class X shares $112 of class specific expense.

3.  LINE OF CREDIT --

North Track has an available line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total assets of the Fund. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. The Fund's policies allow borrowings for temporary or emergency purposes. The Fund did not borrow during the six months ended April 30, 2005. Total available capacity under the North Track line of credit was $15,000,000 at April 30, 2005.

4.  SECURITIES LENDING --

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The Fund also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Fund. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government and securities meeting pre-established rating criteria. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy. As of April 30, 2005, the Fund had on loan securities valued at $2,528,720 and had received collateral of $2,583,750.

5.  CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine mutual fund series as described in Note 1. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund. The Fund has designated four classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); Class C (CDSC Retail Shares); and Class Y (Institutional Shares).

     (b) Capital share activity, in thousands, for the 12 months ended December 31, 2003, 10 months ended October 31, 2004, and for the 6 months ended April 30, 2005, was as follows:

                                               CLASS X          CLASS B        CLASS C      CLASS Y
                                               -------          -------        -------      -------
                                                                             (INCEPTION
                                                                              5/1/2003)
               SHARES OUTSTANDING
                 AT DECEMBER 31, 2002           136,645          7,519             --         55,323
                 Shares issued                  284,583          2,686            733        261,527
                 Shares reinvested                  514              6             --             76
                 Shares redeemed               (279,217)        (6,239)          (604)      (283,309)
                                               --------        -------        -------       --------
               SHARES OUTSTANDING
                 AT DECEMBER 31, 2003           142,525          3,972            129         33,617
                 Shares issued                  209,612          2,047            761        210,739
                 Shares reinvested                  429              3             --             36
                 Shares redeemed               (218,357)        (2,718)          (752)      (199,718)
                                               --------        -------        -------       --------
               SHARES OUTSTANDING
                 AT OCTOBER 31, 2004            134,209          3,304            138         44,674
                 Shares issued                  115,928            208          2,679        156,114
                 Shares reinvested                1,027             10              3             31
                 Shares redeemed               (118,993)        (1,334)        (1,608)      (167,312)
                                               --------        -------        -------       --------
               SHARES OUTSTANDING
                 AT APRIL 30, 2005              132,171          2,188          1,212         33,507
                                               --------        -------        -------       --------
                                               --------        -------        -------       --------

     (c) A contingent deferred sales charge ("CDSC") is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from purchase of Class B shares until the redemption. Class B shares convert to Class X shares after eight years.

               YEAR SINCE PURCHASE                                 CDSC %
               -------------------                                 ------
               One year or less                                      5%
               More than 1 year, but less than 3 years               4%
               3 years, but less than 4 years                        3%
               4 years, but less than 5 years                        2%
               5 years, but less than 6 years                        1%
               Over 6 years                                         None

     (d) A CDSC of 1.00% is imposed on Class C share redemptions made within 18 months from the date of purchase.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P. Ciano, CFO and Treasurer
Jon Kiekhofer, Chief Compliance Officer
S. Charles O'Meara, Secretary

INVESTMENT ADVISOR
Ziegler Capital Management, LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60601

250 East Wisconsin Avenue o  Suite 2000  o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT865-6/05

ITEM 2.  CODE OF ETHICS.

Not required in Semi-Annual Reports on Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in Semi-Annual Reports on Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in Semi-Annual Reports on Form N-CSR.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The required Schedule of Investments in securities of unaffiliated issuers is included as part of the Registrant's Semi-Annual Report to shareholders dated as of April 30, 2005 provided under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Disclosure Controls and Procedures.  The Registrant's management, with the
     ----------------------------------
participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time periods.

(b)  Changes in Internal Control Over Financial Reporting.  There were no
     ----------------------------------------------------
changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
12(a)(1)       The Code of Ethics for the Registrant's Principal Executive
               Officer, Principal Financial Officer and Principal Accounting
               Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant's Certified Shareholder Report on Form N-CSR filed on January 5, 2005, and is incorporated herein by reference.

12(a)(2)-1     Certification of Principal Executive Officer Required by
               Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2     Certification of Principal Financial Officer Required by
               Section 302 of the Sarbanes-Oxley Act of 2002

12(b) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 30th day of June, 2005.

                                   NORTH TRACK FUNDS, INC.

                                   By:       /s/ David G. Stoeffel
                                        ----------------------------
                                        David G. Stoeffel, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 30th day of June, 2005.

                                   By:       /s/ David G. Stoeffel
                                        ----------------------------------
                                        David G. Stoeffel, President
                                        (Principal Executive Officer)

                                   By:       /s/ Franklin P. Ciano
                                        ----------------------------------
                                        Franklin P. Ciano, Chief Financial
                                        Officer and Treasurer
                                        (Principal Financial Officer)